CLASS A SHARES

PROSPECTUS DATED DECEMBER 31, 2008

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios with Class A shares, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	4
MUNICIPAL BOND PORTFOLIO	8
LARGE CAPITALIZATION VALUE PORTFOLIO	12
LARGE CAPITALIZATION GROWTH PORTFOLIO	16
MID CAPITALIZATION PORTFOLIO	20
SMALL CAPITALIZATION PORTFOLIO	26
INTERNATIONAL EQUITY PORTFOLIO	30
HEALTH & BIOTECHNOLOGY PORTFOLIO	35
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	41
FINANCIAL SERVICES PORTFOLIO	47
ENERGY & BASIC MATERIALS PORTFOLIO	53
SUMMARY OF TRUST EXPENSES	59
ADDITIONAL INVESTMENT STRATEGY INFORMATION	62
ADDITIONAL RISK INFORMATION	63
PORTFOLIO HOLDINGS	65
INVESTMENT MANAGER	66
ADVISERS	66
ADMINISTRATION	68
SHAREHOLDER INFORMATION	68
PRICING OF PORTFOLIO SHARES	68
PURCHASE OF SHARES	69
REDUCED SALES CHARGE	71
RIGHT OF ACCUMULATION	77
LETTER OF INTENT	73
OTHER CIRCUMSTANCES	73
CONTINGENT DEFERRED SALES CHARGE	73
PLAN OF DISTRIBUTION	73
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES	74
REDEMPTION OF SHARES	75
DIVIDENDS AND DISTRIBUTIONS	78
TAX CONSEQUENCES	78
ADDITIONAL INFORMATION	79
FINANCIAL HIGHLIGHTS	79

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The U.S. Government Money Market Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's Investment Department.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

An application filed by the Portfolio has been accepted by the Treasury for participation in the Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”).

Under the Guarantee Program, the Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008.  (Additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered by the Guarantee Program.)

The Portfolio will bear the expense of participating in the Guarantee Program, which remains in effect until April 30, 2009.

Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities, which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 0.91% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was 0.85% (quarter ended December 31, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was 0.98%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06 )
U.S. Government Money Market Portfolio:	-2.23%	-0.58%
90 Day T-Bills	4.77%	4.94%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(1)	4.31%	4.32%*

                                                                                            *         January 31, 2006 used in calculation.

 (1)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury Obligations with dollar-weighted average maturities of less than 90 days.  These funds intend to keep a constant net asset value.  Indexes are not managed, and it is not possible to invest directly in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC (“Fox”). The Portfolio is managed by a management team consisting of portfolio managers and analysts and is led by Douglas Edler, CFA, who leads the fixed-income effort at Fox.   The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mr. Edler and Mr. William Dodge, CFA.  Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J.P. Morgan & Co. Inc., where he co-managed that firm's proprietary fixed income investment portfolio. Mr. Dodge is CEO/CIO and President of Fox.  Prior to joining Fox, Mr. Dodge founded and operated Nine Gates Capital from 2003 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with investing in junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 2.70% (quarter ended December 31, 2007) and the lowest return for a calendar quarter was -0.65% (quarter ended June 30, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -0.24%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06 )
Investment Quality Bond Portfolio:
Return Before Taxes	-0.39%	0.36%
Return After Taxes on Distributions	-1.38%	-0.28%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.27%	-0.06%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index(1)	7.39%	6.28%
Lipper Short-Intermediate Investment Grade Debt Funds Index(2)	5.39%	5.09%

(1)

The Lehman Intermediate Government/Credit Bond Index is an Index of government and corporate fixed-rate debt issues with maturities between one and 9.99 years.  The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Intermediate Government/Credit Bond Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.  Such costs would lower performance.  Investors may not invest directly in the Index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Municipal Bond Portfolio is advised by Oppenheimer Capital LLC (“Oppenheimer Capital”). The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Gerald E. Thunelius, Martin Fetherston and Michael T. Allen.  Mr. Thunelius is a Senior Vice President and Director of Fixed Income Management for Oppenheimer Capital and a portfolio manager/analyst in its fixed income group.  Prior to joining Oppenheimer Capital in December 2006, Mr. Thunelius was Chief Investment Officer at Gartmore Morley Financial from February 2006 through December 2006. Prior to that, he was with the Dreyfus Corporation from 1989 through 2005, where he was the Director of Taxable Fixed Income from 1999 though 2005.  Mr. Fetherston is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2007, he was a portfolio manager for First Investors Management Company where he managed the investment grade and corporate bonds portfolios from 2006-2007.  From 2001 to 2005, Mr. Fetherston was a senior portfolio manager at the Dreyfus Corporation.  He is a CFA charterholder and a member of both the CFA Institute and the New York Society of Security Analysts.  Mr. Allen is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2007, he was a PIMCO portfolio specialist for Allianz Global Investors Distributors from January 2007 to October 2008.  Formerly, Mr. Allen was a financial consultant with Robert J. Reby & Company during 2005 to 2007 and held asset management and analyst positions at Dreyfus Corporation from August 2003 to June 2005.   Mr. Allen holds an MBA in finance from New York University’s Stern School of Business and a BS in Finance from Pennsylvania State University.  He is a member of both the CFA Institute and the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

TAX RISK.  There is no guarantee that the Municipal Bond Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Municipal Bond Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 1.10%     (quarter ended September 30, 2007) and the lowest return for a calendar quarter was  -1.48% (quarter ended June 30, 2007).    For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -1.60%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06)
Municipal Bond Portfolio:
Return Before Taxes	-5.97%	-3.39%
Return After Taxes on Distributions	-6.18%	-3.52%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.81%	-2.93%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index (1)	3.36%	4.13%
Lipper General Municipal Debt Funds Index (2)	1.38%	3.15%

(1)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds, which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in an Index.

(2)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Large Capitalization Value Portfolio is advised by M.D. Sass Investors Services, Inc. (“M.D. Sass”).  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  He holds a B.S. in Accounting from Brooklyn College and studied finance in graduate programs at New York University and City College of New York.  Mr. Sass has 44 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.   In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

  The bar chart and table below provide some indication of the risks of investing in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 5.49% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was -10.48% (quarter ended December 31, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -36.50%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06)
Large Capitalization Value Portfolio:
Return Before Taxes	-14.90%	-0.94%
Return After Taxes on Distributions	-16.60%	-2.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.47%	-0.81%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®)/Citigroup Value Index (1)	1.97%	9.81%
Morningstar Large Value Average(2)	1.30%	7.99%

 (1)

The S&P 500®/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P 500®)/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in the Index.

(2)

The Morningstar Large Value Average (“Large Value Average”), as of December 31, 2007, consisted of 1,432 mutual funds comprised of large market capitalization value stocks.  The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Large Capitalization Growth Portfolio is advised by Loomis Sayles & Company, L.P. (“Loomis Sayles”). Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA, Pamela N. Czekanski, CFA and Richard D. Skaggs, CFA.  Each of Mr. Baribeau, Ms. Czekanski and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989, 1995 and 1994, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential:  (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

GROWTH STYLE RISK. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 11.63% (quarter ended December 31, 2007) and the lowest return for a calendar quarter was 2.42% (quarter ended March 31, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -32.84%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06)
Large Capitalization Growth Portfolio:
Return Before Taxes	28.98%	10.11%
Return After Taxes on Distributions	28.98%	10.11%
Return After Taxes on Distributions and Sale of Portfolio Shares	18.83%	8.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index (1)	9.09%	9.88%
Morningstar Large Growth Average (2)	13.16%	8.50%

 (1)

The S&P500®/Citigroup Growth Index,  is a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Growth  Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in the Index.

 (2)

The Morningstar Large Growth Average (“Large Growth Average”), as of December 31, 2007, consisted of 1,748 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed, and it is not possible to invest directly in the Large Growth Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the “Summary of Trust Expenses” section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Mid Capitalization Portfolio seeks long-term capital appreciation.

THE ADVISER

The Mid Capitalization Portfolio is advised by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).  The Portfolio is advised by the firm’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 16 years of investment management/financial analysis and accounting experience. Mr. Wallis earned his MBA from Harvard Business School.  Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Mr. Weber has 11 years of investment management and financial analysis experience. Before joining Vaughan Nelson, he was a Vice President-Investment Banking (2001-2003) and Senior Associate-Investment Banking (2000-2001) at RBC Capital Markets.  Mr. Weber earned his MBA from Tulane University. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in March 2006.  Prior to joining the firm he was a Vice President, Credit Arbitrage and Asset Investments, at Koch Capital Markets from 2001 to 2006.  Mr. Alff earned his MBA from Harvard Business School.

The Statement of Additional Information provides additional information about the Portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The $1-15 billion dollar range is believed appropriate by the Adviser in light of the broad market capitalization range of the Russell Midcap® Index. As of October 31, 2008, the average market capitalization of the Russell Midcap® Index was approximately $5.6 billion; the median market capitalization was approximately $2.6 billion; and the largest company in the Index had an approximate market capitalization of $16.4 billion. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in mid capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood.

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

MEDIUM AND SMALL CAPITALIZATION COMPANIES. The Portfolio will invest primarily in companies with a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may not be obligated, particularly unsponsored or unregistered depositary receipts, to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in U.S. and foreign small capitalization securities. Investing in lesser-known, smaller-capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies, as described in “Medium and Small Capitalization Companies” above.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the period prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and tables below show the performance of the Class A shares of the Predecessor Fund (see footnote (1) below) and the Portfolio over the past five years. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The return in the bar chart below does not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but does include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.58% (quarter ended March 31, 2003).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -15.87%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual total returns with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Life of Portfolio
	1 Year	(Since 7/1/02)
Mid Capitalization Portfolio(1)
Return Before Taxes	1.67%	8.34%
Return After Taxes on Distributions	-0.57%	6.29%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.62%	6.67%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index (2)	5.60%	13.93%
Morningstar Mid Capitalization Blend Average(3)	4.43%	11.54%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.  As of June 22, 2007, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion.  The largest company in the Index has an approximate market capitalization of $18.3 billion. Investors may not invest directly in an Index.  Unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of December 31, 2007, consisted of 494 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed, and it is not possible to invest directly in the Mid Cap Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Small Capitalization Portfolio is advised by Fox.  The Portfolio is managed by a management team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, who is the key small-cap member on the firm's Investment Committee. Mr. Greene is a Managing Director and Co-Director of Small-Cap Equities.  Mr. Greene joined the firm in 1998 from Chris Blair Asset Management.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at October 31, 2008 was $11 million to $3.8 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

MICRO-CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was -4.29% (quarter ended December 31, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -5.34%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 2/14/06)
Small Capitalization Portfolio:
Return Before Taxes	-3.34%	2.75%
Return After Taxes on Distributions	-7.15%	-0.89%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.99%	2.09%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000®) Index(1)	5.60%	8.89%
Morningstar Small Blend Average(2)	-1.37%	2.71%

 (1)

The Russell 2000® Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks, which are included in the Russell 3000® Index. The common stocks included in the Russell 2000® Index represent approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index is an unmanaged Index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000® Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Russell 2000® Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest directly in an Index.

(2)

The Morningstar Small Blend Average (“Small Cap Blend Average”), as of December 31, 2007 consisted of 645 mutual funds comprised of small market capitalization stocks. The Small Cap Blend Average is not managed, and it is not possible to invest directly in the Small Cap Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The International Equity Portfolio seeks long-term capital appreciation.

THE ADVISER

The International Equity Portfolio is advised by Oppenheimer Capital. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Anne Budlong.  Ms. Budlong, a Senior Vice President, is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining Oppenheimer Capital in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Ms. Budlong holds a Bachelor of Arts degree with honors from Williams College.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Portfolio’s investments in foreign issuers will generally take the form of depositary receipts. These are dollar-denominated receipts, which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or OTC in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolio’s investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows the performance of the Portfolio’s Class A shares at the completion of its first calendar year.

ANNUAL TOTAL RETURNS - CALENDAR YEAR

During the period shown in the bar chart, the highest return for a calendar quarter was 6.58% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was -0.26% (quarter ended September 30, 2007).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -30.10%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class A shares of the Portfolio with those of a broad measure of market performance over time. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of the Portfolio (Since 2/14/06)
International Equity Portfolio:
Return Before Taxes	2.69%	10.92%
Return After Taxes on Distributions	2.53%	10.83%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.94%	9.34%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)(1)	11.17%	17.52%

(1)

MSCI EAFE® Index (Europe, Australasia, Far East) is a free, float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of December 31, 2007, the MSCI EAFE® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Health & Biotechnology Portfolio seeks long-term capital growth.

THE ADVISER

The Health & Biotechnology Portfolio is advised by Oak Associates, ltd. (“Oak Associates”). Stock selection for the Portfolio is made by a team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Mark W. Oelschlager. Mr. Oelschlager currently serves as a Research Analyst and Co-Portfolio Manager at Oak Associates.  Mr. Oelschlager, CFA, joined Oak Associates in 2000. The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.   The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE HEALTHCARE AND BIOTECHNOLOGY SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote (1) below) and the Portfolio over the past eight calendar years. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund’s front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -6.89%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the Predecessor Fund's (for the periods prior to January 27, 2003) and the Portfolio’s (for the periods beginning January 27, 2003) average annual total returns with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 7/15/99)
Health & Biotechnology Portfolio(1):
Return Before Taxes	-0.14%	4.27%	4.06%
Return After Taxes on Distributions	-0.14%	4.27%	3.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.09%	3.68%	3.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index(2)	5.49%	12.83%	2.14%
S&P 500® Healthcare Index (3)	7.15%	7.49%	2.80%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 27, 2003) and the Portfolio’s (for the periods beginning January 27, 2003).

(2)

The S&P 500®Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P 500® Healthcare Index is a widely-recognized, equally-weighted index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital.

THE ADVISER

The Technology & Communications Portfolio is advised by Columbus Circle Investors (“CCI”).  Stock selection for the Portfolio is made by a management team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are co-portfolio managers, Anthony Rizza, CFA and Craig L. Chodash, CFA.  Mr. Rizza, Senior Managing Director, created and has managed CCI’s technology process since January 1, 1995.  Mr. Chodash, Senior Vice President/Senior Securities Analyst, joined CCI in May 2003.  Mr. Chodash is also a member of the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote (1) below) and the Portfolio over the past ten calendar years. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

           The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.32% (quarter ended December 31, 2000).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -29.53%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual total returns with those of a broad measure of market performance over time, as well as with an Index with similar investment objectives. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Technology & Communications Portfolio(1):
Return Before Taxes	22.83%	14.74%	1.61%
Return After Taxes on Distributions	22.83%	14.74%	0.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	14.84%	12.98%	1.27%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index(2)	5.49%	12.83%	5.91%
Lipper Science & Technology Funds Index(3)	16.76%	15.65%	5.66%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500®Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Financial Services Portfolio seeks long-term growth of capital.

THE ADVISER

The Financial Services Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds.  Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and management from 2002 until 2004.  Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager.  Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006.  Ms. Bochman also served as a senior credit analyst at Wellington Management Company, LLP from 2001 to 2004.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote (1) below) and the Portfolio over the past seven calendar years. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance overtime, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.68% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.09% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -25.86%.

AVERAGE ANNUAL TOTAL RETURNS

The following  table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual total returns with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	-11.46%	9.72%	5.60%
Return After Taxes on Distributions	-12.77%	8.00%	4.46%
Return After Taxes on Distributions and Sale of Portfolio Shares	-5.77%	7.91%	4.50%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index(2)	5.49%	12.83%	2.00%
Lipper Financial Services Funds Index(3)	-13.81%	9.74%	6.06%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance. It is not possible to invest directly in an Index.

(3)

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indices are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Energy & Basic Materials Portfolio seeks long-term growth of capital.

THE ADVISER

The Energy & Basic Materials Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles.  Mr. Carroll joined Loomis Sayles in 1996.  Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager.  Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles’ equity department, focusing on energy and energy-related companies.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE ENERGY AND BASIC MATERIALS SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote (1) below) and the Portfolio over the past ten calendar years. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.93% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -22.54% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class A shares was -22.59%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual total returns with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Energy & Basic Materials Portfolio(1):
Return Before Taxes	24.83%	23.03%	12.45%
Return After Taxes on Distributions	19.47%	21.80%	10.95%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.02%	20.45%	10.38%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index(2)	5.49%	12.83%	5.91%
Lipper Natural Resources Funds Index(3)	39.64%	32.05%	15.76%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500®Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indices are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

 SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2008.

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE	NONE	NONE	NONE	NONE	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)#	NONE	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(3)	0.475%	0.55%	0.55%	0.65%	0.65%	0.75%
Distribution and/or Service (Rule 12b-1) Fees (4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Other Expenses (3)	0.835%	0.85%	1.39%	0.87%	0.64%	0.68%
Acquired Fund Fees and Expenses (5)	0.00%*	0.01%	0.01%	0.00%*	0.00%	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	1.71%	1.81%	2.35%	1.92%	1.69%	1.83%

	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE	NONE	NONE	NONE	NONE	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)#	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(3)	0.65%	0.75%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (Rule 12b-1) Fees (4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Other Expenses (3)	1.04%	1.16%	1.05%	1.05%	2.05%	1.05%
Acquired Fund Fees and Expenses (5)	0.01%	0.01%	0.00%*	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	2.10%	2.32%	2.70%	2.71%	3.71%	2.71%

* Amount represents less than one-half of 0.01%.

**EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999, applicable to the Class A Shares of the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, and Mid Capitalization Portfolios as of January 1, 2003 and applicable to the remaining Portfolios as of January 31, 2006. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of  certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred.  No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  The following are the Expense Caps for the Class A shares for each of the Portfolios: U. S. Government Money Market, 2.15%; Investment Quality Bond, 2.30%; Municipal Bond, 2.30%; Large Capitalization Value, 3.00%; Large Capitalization Growth, 3.00%; Mid Capitalization, 3.00%; Small Capitalization, 3.00%; International Equity, 3.30%; Health & Biotechnology, 3.40%; Technology & Communications, 3.40%; Financial Services, 3.40%; and Energy & Basic Materials, 3.40%.

For the fiscal year ended August 31, 2008 the net expenses for each of the Portfolios were:  Health & Biotechnology, 2.70%;Technology & Communications, 2.70%; Financial Services, 2.70% (taking into account the expense reimbursement/waiver of 1.00%); Energy & Basic Materials, 2.70%  Mid Capitalization 1.83%; U.S. Government Money Market, 1.25%(taking into account the expense reimbursement/waiver of 0.46%);Investment Quality Bond, 1.80%   Municipal Bond, 1.80% (taking into account the expense reimbursement/waiver of 0.54%);; Large Capitalization Value, 1.92%;1.83%; Large Capitalization Growth, 1.69%; Small Capitalization, 2.09%; and International Equity, 2.31%.  The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.   For the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed fees of $67,406 (representing 0.32% of the Class A average net assets) for Health & Biotechnology; $19,092 (representing 0.07% of the Class A average net assets)  for Technology & Communications; $9,428 (representing 0.07% of the Class A average net assets) for Energy & Basic Materials; $6,423 (representing 0.03% of the Class A average net assets) for Mid Capitalization; and $5,600 (representing 0.05% of the Class A average net assets)  for Investment Quality Bond..  In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/Waiver Agreement with Orbitex Management, Inc.  (“Predecessor Orbitex Fund” refers to when each of the Portfolios referenced in the preceding sentence previously operated as a separate fund managed by Orbitex Management, Inc.) Prior Board approval is required with respect to any such expense reimbursements. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)  Reduced for purchases of $50,000 or more by certain investors. (See “Reduced Sales Charge” section.)

(2)

Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Contingent Deferred Sales Charge” section.)

(3)  MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

(4)  The 12b-1 fee is accrued daily and payable monthly at the annual rate of 0.40% of the average net assets of Class A shares, all of which may be paid to the Manager.  A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and may be paid directly to the Manager for support services.  A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(5)  Acquired (Underlying) Fund Fees and Expenses are the indirect costs of investing in other investment companies.  These Acquired Fund Fees and Expenses are not considered in the calculation of Expense Caps.  The Operating Expenses in the above fee table will not correlate to certain of the expense ratios in the Portfolios’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolios, not the indirect costs of investing in other investment companies (“Acquired Funds”).  Excluding the indirect costs of investing in Acquired Funds, Total Annual Portfolio Operating Expenses would be 1.80% for Investment Quality Bond; 2.34% for Municipal Bond; 2.09% for Small Capitalization; 2.31% for International Equity; 2.70% for Technology & Communications; 3.70% for Financial Services; and 2.70% for Energy & Basic Materials.

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The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and redemptions pursuant to systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU HELD OR SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio
1 Year	$739	$748	$799	$759	$737	$750
3 Years	1,083	1,112	1,266	1,143	1,077	1,117
5 Years	1,450	1,499	1,758	1,552	1,440	1,508
10 Years	2,478	2,579	3,107	2,689	2,458	2,599

	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Material Portfolio
1 Year	$776	$797	$832	$833	$927	$833
3 Years	1,195	1,258	1,365	1,368	1,644	1,368
5 Years	1,639	1,744	1,923	1,927	2,381	1,927
10 Years	2,866	3,078	3,432	3,442	4,306	3,442

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's non-principal investment strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio’s investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange traded funds (“ETFs”) that seek to track performance of various portions or segments of the equity markets. No more than 5% of a Portfolio’s net assets will be invested in any one ETF.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

SMALL AND MEDIUM SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF’s expenses (e.g., advisory, administrative or 12b-1 fees).In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

REAL ESTATE INVESTMENT TRUSTS. REITs expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

ADVISERS

The following sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 2008, Reich & Tang had approximately $15.7 billion in assets under management.

Oppenheimer Capital LLC (“Oppenheimer Capital”), a registered investment adviser, which was founded in 1969, serves as the Adviser to the Municipal Bond Portfolio and the International Equity Portfolio.  Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1969.  As of September 30, 2008, Oppenheimer Capital LLC advised accounts having assets in excess of $13.6 billion. Oppenheimer Capital LLC is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.  Oppenheimer Capital LLC is wholly-owned by Allianz Global Investors NY Holdings LLC, a subsidiary of Allianz Global Investors Management Partners LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”). Allianz SE has majority ownership of, and controls, AGI and its subsidiaries, including Oppenheimer Capital LLC.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2008, assets under management by Fox were approximately $2.8 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2008, M.D. Sass advised accounts having assets of approximately $13.4 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2008, Oak Associates had approximately $1.1 billion in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, CT 06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., has a majority interest in Columbus Circle Investors.  Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 2008, Columbus Circle Investors had approximately $13.2 billion in assets under management.

Loomis Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and Large Capitalization Growth Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $120.5 billion as of September 30, 2008.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $7.8 billion of assets under management as of September 30, 2008, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2008.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, NY 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, NY  11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs; such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the New York Stock Exchange (“NYSE”) will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Reduced Sales Charge."

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available.  The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

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The Fund and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

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Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

 Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class A shares of the Trust, the minimum initial investment in the Trust is $2,500 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio.  For employees and relatives of:  the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum.  There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.  .

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

 You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of "Right of Accumulation" and "Letter of Intent" below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below) ²	None (See below) ²	(See below) ²

1 At the discretion of the Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

2 The Distributor will pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States.  For purchases of $1 million to $3 million, the Distributor will pay 1%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

OTHER CIRCUMSTANCES

Class A shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges.

CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase.  For investments made prior to January 1, 2003, the CDSC is based upon the investor’s original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”)   Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $25,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.  Dividends attributable to the net investment income are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under current law, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, and August 31, 2006 has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report, which is available upon request.

The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report which is available upon request.  The financial highlights for the fiscal years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio had fiscal year ends of April 30.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.12		$ 10.83	$ 12.82	$ 11.42	$ 10.38
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)		(0.08)	(0.16)	(0.15)	(0.12)
Net realized and unrealized gain (loss)	(0.31)		1.88	0.02	2.93	1.16
Total from investment operations	(0.38)		1.80	(0.14)	2.78	1.04
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(0.78)		(2.51)	(1.85)	(1.38)	-
Total dividends and distributions	(0.78)		(2.51)	(1.85)	(1.38)	-

Net Asset Value, End of Year	$ 8.96		$ 10.12	$ 10.83	$ 12.82	$ 11.42

Total Return*	(3.91)%		18.64%	(1.24)%	24.97%	10.02%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,934		$ 3,589	$ 3,669	$ 25,305	$ 23,842
Ratio of net operating expenses to
average net assets (2)	1.83%	(2)	2.04%	2.30%	2.29%	2.25%
Ratio of net investment income (loss) to
average net assets	(0.71)%		(0.79)%	(1.32)%	(1.19)%	(1.05)%
Portfolio Turnover Rate	89%		78%	130%	75%	76%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.80% for the same period for the Mid Capitalization Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 14.51		$ 13.27	$ 14.33	$ 12.50	$ 11.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)		(0.22)	(0.28)	(0.18)	(0.15)
Net realized and unrealized gain (loss)	(0.19)		1.46	(0.78)	2.01	1.22
Total from investment operations	(0.41)		1.24	(1.06)	1.83	1.07
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 14.10		$ 14.51	$ 13.27	$ 14.33	$ 12.50

Total Return*	(2.83)%		9.34%	(7.40)%	14.64%	9.36%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,616		$ 8,352	$ 10,079	$ 15,160	$ 19,718
Ratio of net operating expenses to
average net assets (3)	2.70%	(2)	2.53%	2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(1.57)%		(1.55)%	(2.00)%	(1.40)%	(1.23)%
Portfolio Turnover Rate	15%		25%	16%	111%	65%

	Technology & Communications Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.78		$ 7.37	$ 7.48	$ 5.70	$ 6.69
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)		(0.18)	(0.18)	(0.13)	(0.17)
Net realized and unrealized gain (loss)	(0.71)		2.59	0.07	1.91	(0.82)
Total from investment operations	(0.90)		2.41	(0.11)	1.78	(0.99)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 8.88		$ 9.78	$ 7.37	$ 7.48	$ 5.70

Total Return*	(9.20)%		32.70%	(1.47)%	31.23%	(14.80)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 7,545		$ 9,305	$ 8,964	$ 11,791	$ 12,034
Ratio of net operating expenses to
average net assets (5)	2.70%	(4)	2.62%	2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(2.00)%		(2.13)%	(2.28)%	(1.85)%	(2.46)%
Portfolio Turnover Rate	314%		163%	99%	70%	53%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.38% for the same period for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.70% for the year ended August 31, 2008; 2.53% for the year ended August 31, 2007; 2.78% for the year ended August 31, 2006; 2.84% for the year ended August 31, 2005; and 2.77% for the year ended August 31, 2004.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Technology & Communications Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.70% for the year ended August 31, 2008; 2.62% for the year ended August 31, 2007; 3.13% for the year ended August 31, 2006; 3.10% for the year ended August 31, 2005; and 2.72% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 34.07		$ 29.50	$ 27.16	$ 17.95	$ 14.52
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.50)		(0.53)	(0.45)	(0.34)	(0.19)
Net realized and unrealized gain (loss)	4.09		6.02	3.15	9.55	3.62
Total from investment operations	3.59		5.49	2.70	9.21	3.43
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(10.85)		(0.92)	(0.36)	-	-
Total dividends and distributions	(10.85)		(0.92)	(0.36)	-	-

Net Asset Value, End of Year	$ 26.81		$ 34.07	$ 29.50	$ 27.16	$ 17.95

Total Return*	10.26%		19.04%	9.95%	51.31%	23.62%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 5,010		$ 6,419	$ 5,268	$ 2,817	$ 2,066
Ratio of net operating expenses to
average net assets (3)	2.70%	(2)	2.70%	2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(1.64)%		(1.67)%	(1.48)%	(1.56)%	(1.20)%
Portfolio Turnover Rate	139%		87%	34%	65%	88%

	Financial Services Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 11.86		$ 13.30	$ 12.54	$ 11.63	$ 11.02
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)		(0.12)	(0.02)	(0.16)	(0.15)
Net realized and unrealized gain (loss)	(2.34)		0.91	1.65	1.76	0.76
Total from investment operations	(2.36)		0.79	1.63	1.60	0.61
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(1.15)		(2.23)	(0.87)	(0.69)	-
Total dividends and distributions	(1.15)		(2.23)	(0.87)	(0.69)	-

Net Asset Value, End of Year	$ 8.35		$ 11.86	$ 13.30	$ 12.54	$ 11.63

Total Return*	(21.89)%		4.71%	13.21%	13.70%	5.54%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 804		$ 784	$ 1,042	$ 1,073	$ 1,174
Ratio of net operating expenses to
average net assets (4)	2.70%		2.70%	2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(0.23)%		(0.89)%	(0.13)%	(1.32)%	(1.27)%
Portfolio Turnover Rate	87%		92%	159%	150%	199%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Energy & Basic Materials Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC,  the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.70% for the year ended August 31, 2008; 2.71% for the year ended August 31, 2007; 2.81% for the year ended August 31, 2006; 3.34% for the year ended August 31, 2005; and 3.33% for the year ended August 31, 2004.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 3.70% for the year ended August 31, 2008; 3.82% for the year ended August 31, 2007; 3.77% for the year ended August 31, 2006; 4.11% for the year ended August 31, 2005; 3.53% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 21.88	$ 20.10	$ 19.43
Income (Loss) from Investment Operations:
Net investment income (loss)	0.14	0.06	0.03
Net realized and unrealized gain (loss)	(6.43)	1.82	0.64
Total from investment operations	(6.29)	1.88	0.67
Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.10)	-
Distributions from realized gains	(2.56)	-	-
Total dividends and distributions	(2.65)	(0.10)	-

Net Asset Value, End of Year	$ 12.94	$ 21.88	$ 20.10

Total Return*	(31.76)%	9.33%	3.45%
Ratios and Supplemental Data:
Net assets, end of year	$ 19,809	$ 31,586	$ 2,975
Ratio of net operating expenses to
average net assets (3)	1.92%	1.83%	1.92%
Ratio of net investment income (loss) to
average net assets (3)	0.86%	0.23%	0.30%
Portfolio Turnover Rate	182%	66%	49%
	Large Cap Growth Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 17.17	$ 13.79	$ 16.46
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.23)	(0.12)
Net realized and unrealized gain (loss)	0.01	3.61	(2.55)
Total from investment operations	(0.10)	3.38	(2.67)
Dividends and Distributions:
Dividends from net investment income	-	-	-
Distributions from realized gains	-	-	-
Total dividends and distributions	-	-	-

Net Asset Value, End of Year	$ 17.07	$ 17.17	$ 13.79

Total Return*	(0.58)%	24.51%	(16.22)%
Ratios and Supplemental Data:
Net assets, end of year	$ 45,672	$ 15,332	$ 5,711
Ratio of net operating expenses to
average net assets (3)	1.69%	1.93%	1.99%
Ratio of net investment income (loss) to
average net assets (3)	(0.58)%	(1.47)%	(1.45)%
Portfolio Turnover Rate	167%	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Small Cap Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 12.07	$ 13.03	$ 12.84
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(0.33)	1.58	0.24
Total from investment operations	(0.34)	1.55	0.19
Dividends and Distributions:
Dividends from net investment income	-	-	-
Distributions from realized gains	(2.77)	(2.51)	-
Total dividends and distributions	(2.77)	(2.51)	-

Net Asset Value, End of Year	$ 8.96	$ 12.07	$ 13.03

Total Return*	(2.94)%	12.94%	1.48%
Ratios and Supplemental Data:
Net assets, end of year	$ 1,776	$ 935	$ 2,944
Ratio of net operating expenses to
average net assets (3)	2.09%	1.72%	2.25%
Ratio of net investment income (loss) to
average net assets (3)	(0.15)%	(0.23)%	(0.67)%
Portfolio Turnover Rate	58%	42%	35%
	International Equity Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 14.78	$ 13.01	$ 12.05
Income (Loss) from Investment Operations:
Net investment income (loss)	0.17	0.07	0.07
Net realized and unrealized gain (loss)	(2.58)	1.70	0.89
Total from investment operations	(2.41)	1.77	0.96
Dividends and Distributions:
Dividends from net investment income	(0.15)	-	-
Distributions from realized gains	-	-	-
Total dividends and distributions	(0.15)	-	-

Net Asset Value, End of Year	$ 12.22	$ 14.78	$ 13.01

Total Return*	(16.48)%	13.60%	7.97%
Ratios and Supplemental Data:
Net assets, end of year	$ 72,722	$ 48,085	$ 7,885
Ratio of net operating expenses to
average net assets (3)	2.31%	2.35%	2.31%
Ratio of net investment income (loss) to
average net assets (3)	1.18%	(0.20)%	0.98%
Portfolio Turnover Rate	70%	83%	69%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Investment Quality Bond Portfolio - Class A Shares

				February 14,
	Year Ended		Year Ended	2006 (2) to
	August 31,		August 31,	August 31,
	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 9.75		$ 9.68	$ 9.65
Income (Loss) from Investment Operations:
Net investment income (loss)	0.32		0.28	0.00	**
Net realized and unrealized gain (loss)	0.15		0.07	0.03
Total from investment operations	0.47		0.35	0.03
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.28)	(0.00)	**
Distributions from realized gains	-		-	-
Total dividends and distributions	(0.32)		(0.28)	-

Net Asset Value, End of Year	$ 9.90		$ 9.75	$ 9.68

Total Return*	4.88%		3.05%	0.31%
Ratios and Supplemental Data:
Net assets, end of year	$ 50,908		$ 49,271	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	1.80%	(4)	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	3.26%		3.01%	0.00%
Portfolio Turnover Rate	39%		49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.80% for the year ended August 31, 2008; 1.90% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 10.00	$ 10.19	$ 10.22
Income (Loss) from Investment Operations:
Net investment income (loss)	0.29	0.24	0.00	**
Net realized and unrealized gain (loss)	(0.11)	(0.18)	(0.03)
Total from investment operations	0.18	0.06	(0.03)
Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.00)	**
Distributions from realized gains	(0.06)	(0.01)	-
Total dividends and distributions	(0.24)	(0.25)	-

Net Asset Value, End of Year	$ 9.94	$ 10.00	$ 10.19

Total Return*	1.82%	(1.62)%	(0.29)%
Ratios and Supplemental Data:
Net assets, end of year	$ 749	$ 10	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	2.88%	2.80%	0.00%
Portfolio Turnover Rate	3%	33%	19%
	U.S. Government Money Market Portfolio - Class A Shares

			February 14,
	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.00	**
Net realized and unrealized gain (loss)	-	0.04	-
Total from investment operations	0.02	0.04	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.00)	**
Distributions from realized gains	-	-	-
Total dividends and distributions	(0.02)	(0.04)	(0.00)	**

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00

Total Return*	2.07%	3.22%	0.00%
Ratios and Supplemental Data:
Net assets, end of year	$ 44,283	$ 39,425	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	1.25%	1.65%	1.65%
Ratio of net investment income (loss) to
average net assets (3)	2.03%	4.07%	0.00%
Portfolio Turnover Rate	N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.34% for the year ended August 31, 2008; 1.80% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.71% for the year ended August 31, 2008; 1.78% for the year ended August 31, 2007; and 1.65% for the year ended August 31, 2006.

CLASS A SHARES

PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807-FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

CLASS B SHARES
PROSPECTUS DATED DECEMBER 31, 2008

T H E    S A R A T O G A    A D V A N T A G E    T R U S T

The Board of Trustees of the Saratoga Advantage Trust has approved suspending the offering of Class B shares of the Portfolios of the Trust, except that current Class B shareholders may continue to (i) exchange into Class B shares of other Portfolios of the Trust and (ii) reinvest dividends and distributions into Class B Shares pursuant to the Dividends and Distributions section of this Prospectus.

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”).  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	5
MUNICIPAL BOND PORTFOLIO	9
LARGE CAPITALIZATION VALUE PORTFOLIO	13
LARGE CAPITALIZATION GROWTH PORTFOLIO	17
MID CAPITALIZATION PORTFOLIO	21
SMALL CAPITALIZATION PORTFOLIO	27
INTERNATIONAL EQUITY PORTFOLIO	31
HEALTH & BIOTECHNOLOGY PORTFOLIO	36
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	42
FINANCIAL SERVICES PORTFOLIO	48
ENERGY & BASIC MATERIALS PORTFOLIO	54
SUMMARY OF TRUST EXPENSES	60
ADDITIONAL INVESTMENT STRATEGY INFORMATION	64
ADDITIONAL RISK INFORMATION	65
PORTFOLIO HOLDINGS	67
INVESTMENT MANAGER	67
ADVISERS	68
ADMINISTRATION	69
SHAREHOLDER INFORMATION	70
PRICING OF PORTFOLIO SHARES	70
PURCHASE OF SHARES	70
CONTINGENT DEFERRED SALES CHARGE	72
PLAN OF DISTRIBUTION	74
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES	75
REDEMPTION OF SHARES	76
DIVIDENDS AND DISTRIBUTIONS	79
TAX CONSEQUENCES	80
ADDITIONAL INFORMATION	81
FINANCIAL HIGHLIGHTS	81

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The U.S. Government Money Market Portfolio is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). All investment decisions for the Portfolio are made by Reich & Tang’s investment department.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio’s share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the Treasury”) to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

An application filed by the Portfolio has been accepted by the Treasury for participation in the Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”).

Under the Guarantee Program, the Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008.  (Additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered by the Guarantee Program.)

The Portfolio will bear the expense of participating in the Guarantee Program, which remains in effect until April 30, 2009.

Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio’s U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio’s assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities, which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class B shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS – CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003).For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was 0.98%.

 *Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
U.S. Government Money Market Portfolio (1):	-1.11%	1.60%	2.26%
90 Day T-Bills	4.77%	3.12%	3.71%
Index: (Reflects on deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(2)	4.31%	2.43%	2.96%*

                                                                       *

                                                                    January 1, 1999 used in calculation.

 (1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

 (2)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Indexes are not managed, and it is not possible to invest directly in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC (“Fox”).  The Portfolio is managed by a management team consisting of portfolio managers and analysts and is led by Douglas Edler, CFA, who leads the fixed-income effort at Fox.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mr. Edler and William Dodge, CFA.  Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J.P. Morgan & Co. Inc., where he co-managed that firm's proprietary fixed income investment portfolio. Mr. Dodge is CEO/CIO and President of Fox.  Prior to joining Fox, Mr. Dodge founded and operated Nine Gates Capital from 2003 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities, or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with investing in junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class B shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28%  (quarter ended September 30, 2002 ) and the lowest return for a calendar quarter was -2.00% (quarter ended June 30, 2004). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -0.67%.

* Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
Investment Quality Bond Portfolio(1):
Return Before Taxes	0.29%	1.72%	3.57%
Return After Taxes on Distributions	-0.63%	0.75%	2.25%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.17%	0.97%	2.30%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index(2)	7.39%	4.06%	5.47%
Lipper Short-Intermediate Investment Grade Debt Funds Index (3)	5.39%	3.45%	4.67%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Intermediate Government/Credit Bond Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.  Such costs would lower performance.  Investors may not invest directly in the Index.

(3)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Municipal Bond Portfolio is advised by Oppenheimer Capital LLC (“Oppenheimer Capital”). The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Gerald E. Thunelius, Martin Fetherston and Michael T. Allen.  Mr. Thunelius is a Senior Vice President and Director of Fixed Income Management for Oppenheimer Capital and a portfolio manager/analyst in its fixed income group.  Prior to joining Oppenheimer Capital in December 2006, Mr. Thunelius was Chief Investment Officer at Gartmore Morley Financial from February 2006 through December 2006. Prior to that, he was with the Dreyfus Corporation from 1989 through 2005, where he was the Director of Taxable Fixed Income from 1999 though 2005.  Mr. Fetherston is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2007, he was a portfolio manager for First Investors Management Company where he managed the investment grade and corporate bonds portfolios from 2006-2007.  From 2001 to 2005, Mr. Fetherston was a senior portfolio manager at the Dreyfus Corporation.  He is a CFA charterholder and a member of both the CFA Institute and the New York Society of Security Analysts. Mr. Allen is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2008, he was a PIMCO portfolio specialist for Allianz Global Investors Distributors from January 2007 to October 2008.  Formerly, Mr. Allen was a financial consultant with Robert J. Reby & Company during 2005 to 2007 and held asset management and analyst positions at Dreyfus Corporation from August 2003 to June 2005.  Mr. Allen holds an MBA in Finance from New York University’s Stern School of Business and a BS in Finance from Pennsylvania State University.  He is a member of both the CFA Institute and the New York Society of Security Analysts.

 The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. ("Moody’s"), Standard & Poor’s Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Tax Risk.  There is no guarantee that the Municipal Bond Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Municipal Bond Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class B shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was  5.36% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.94% (quarter ended June 30, 1999).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -2.05%.

* Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
Municipal Bond Portfolio(1):
Return Before Taxes	-3.26%	1.37%	2.49%
Return After Taxes on Distributions	-3.40%	1.26%	2.38%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.29%	1.45%	2.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index(2)	3.36%	4.30%	5.04%*
Lipper General Municipal Debt Funds Index(3)	1.38%	3.92%	4.31%

                                        *

                                        January 3, 1999 used in calculation.

 (1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds, which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance.  Investors may not invest directly in an Index.

(3)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Large Capitalization Value Portfolio is advised by M.D. Sass Investors Services, Inc. (“M.D. Sass”).  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  He holds a B.S. in Accounting form Brooklyn College and studied finance in graduate programs at New York University and City College of New York.   Mr. Sass has 44 years of investment experience.

 The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.   In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class B shares has varied from year to year over the past nine calendar years. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.65% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.08% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -36.74%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
Large Capitalization Value Portfolio(1):
Return Before Taxes	-14.10%	8.99%	1.70%
Return After Taxes on Distributions	-15.97%1	8.52%	0.78%
Return After Taxes on Distributions and Sale of Portfolio Shares	-6.73%	7.81%	1.11%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P500®/Citigroup Value Index(2)	1.97%	14.97%	5.43%
Morningstar Large Value Average(3)	1.30%	12.89%	5.55%*

                                                         *

                                                            January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P500®/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in the Index.

(3)

The Morningstar Large Value Average (“Large Value Average”), as of December 31, 2007 consisted of 1,432 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed, and it is not possible to invest directly in the Large Value Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Large Capitalization Growth Portfolio is advised by Loomis Sayles & Company, L.P. (“Loomis Sayles”). Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA, Pamela N. Czekanski, CFA and Richard D. Skaggs, CFA.  Each of Mr. Baribeau, Ms. Czekanski and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989, 1994 and 1984, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential:  (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

GROWTH STYLE RISK. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER.

The frequency of a Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class B shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.87% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -24.53% (quarter ended September 30, 2001).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -33.16%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
Large Capitalization Growth Portfolio(1):
Return Before Taxes	31.07%	13.13%	-0.62%
Return After Taxes on Distributions	31.07%	13.13%	-1.07%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.19%	11.53%	-0.62%
Indexes: (Reflects no deduction for fees, expenses or taxes)
S&P500®/Citigroup Growth Index (2)	9.09-	10.74%	1.22%
Morningstar Large Growth Average (3)	13.16%	12.33%	2.14%*

                                                    *

                                                        January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P500®/Citigroup Growth Index is  a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P500® /BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

 (3)

The Morningstar Large Growth Average (“Large Growth Average”), as of December 31, 2007, consisted of 1,748 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed, and it is not possible to invest directly in the Large Growth Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Mid Capitalization Portfolio seeks long-term capital appreciation.

THE ADVISER

The Mid Capitalization Portfolio is advised by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).  The Portfolio is advised by the firm’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 16 years of investment management/financial analysis and accounting experience. Mr. Wallis earned his MBA from Harvard Business School.  Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Mr. Weber has 11 years of investment management and financial analysis experience. Before joining Vaughan Nelson, he was a Vice President-Investment Banking (2001-2003) and Senior Associate-Investment Banking (2000-2001) at RBC Capital Markets.  Mr. Weber earned his MBA from Tulane University. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in March 2006.  Prior to joining the firm he was a Vice President, Credit Arbitrage and Asset Investments, at Koch Capital Markets from 2001 to 2006.  Mr. Alff earned his MBA from Harvard Business School.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The $1-15 billion dollar range is believed appropriate by the Adviser in light of the broad market capitalization range of the Russell® Midcap Index. As of October 31, 2008, the average market capitalization of the Russell Midcap® Index was approximately $5.6 billion; the median market capitalization was approximately $2.6 billion; and the largest company in the Index has an approximate market capitalization of $16.4 billion. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in mid capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood.

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

MEDIUM AND SMALL CAPITALIZATION COMPANIES. The Portfolio will invest primarily in companies with a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in U.S. and foreign small capitalization securities. Investing in lesser known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies as described in “Medium and Small Capitalization Companies” above.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart below shows the performance of the Class B shares of the Predecessor Fund and the Portfolio over the past five calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.72% (quarter ended March 31, 2003).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -16.23%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) shares with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	2.22%	13.88%	8.78%
Return After Taxes on Distributions	-0.26%	11.40%	6.64%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.03%	11.47%	7.04%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index (2)	5.60%	18.21%	13.93%
Morningstar Mid Capitalization Blend Average (3)	4.43%	15.43%	11.54%

        (1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.  As of June 22, 2007, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion.  The largest company in the Index had an approximate market capitalization of $18.3 billion to $21.43 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of December 31, 2007, consisted of 494 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed, and it is not possible to invest directly in the Mid Cap Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Small Capitalization Portfolio is advised by Fox.  The Portfolio is managed by a management team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, who is the key small-cap member on the firm's Investment Committee. Mr. Greene is a Managing Director and Co-Director of Small-Cap Equities.  Mr. Greene joined the firm in 1998 from Chris Blair Asset Management.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at October 31, 2008 was $11 million to $3.8 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock.

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio’s investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio’s ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser known, small and medium capitalization companies involves greater risk of volatility of the Portfolio’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

MICRO-CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.34%      (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.51%% (quarter ended September 30, 2001.  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -5.62%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
Small Capitalization Portfolio(1):
Return Before Taxes	-1.80%	13.83%	10.77%
Return After Taxes on Distributions	-6.42%	11.20%	8.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.87%	11.93%	8.61%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index(2)	-1.57%	16.25%	8.23%
Morningstar Small Blend Average(3)	-1.37%	15.61%	10.25%*

                                                         *               January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell 2000® Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks, which are included in the Russell 3000 Index. The common stocks included in the Russell 2000® Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 2000® Index is an unmanaged Index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000® Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Russell 2000® Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest directly in an Index.

(3)

The Morningstar Small Blend Average (“Small Blend Average”), as of December 31, 2007, consisted of 645 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The International Equity Portfolio seeks long-term capital appreciation.

THE ADVISER

The International Equity Portfolio is advised by Oppenheimer Capital. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Anne Budlong.  Ms. Budlong, a Senior Vice President, is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining Oppenheimer Capital in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Ms. Budlong holds a Bachelor of Arts degree with honors from Williams College.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio’s assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), including countries with developing and emerging economies. The Portfolio’s investments in foreign issuers will generally take the form of depositary receipts. These are dollar-denominated receipts, which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or OTC in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer’s competitive position or potential earnings.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely affect the value of the Portfolio’s investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.15% (quarter ended  December 31, 1999) and the lowest return for a calendar quarter was -23.59% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -30.43%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 1/4/99)
International Equity Portfolio(1):
Return Before Taxes	3.13%	17.22%	3.07%
Return After Taxes on Distributions	3.13%	17.22%	2.75%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.04%	15.23%	2.50%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)(2)	11.17%	21.59%	7.22%

                                                            *

                                                            January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

MSCI EAFE®Index (Europe, Australaisa, Far East) is a free, float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of December 31 2007, the MSCI EAFE® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Health & Biotechnology Portfolio seeks long-term capital growth.

THE ADVISER

The Health & Biotechnology Portfolio is advised by Oak Associates, ltd. (“Oak Associates”). Stock selection for the Portfolio is made by a team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Mark W. Oelschlager. Mr. Oelschlager currently serves as a Research Analyst and Co-Portfolio Manager at Oak Associates.  Mr. Oelschlager, CFA, joined Oak Associates in 2000.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments,  or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK.  A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE BONDS. The Portfolio’s investments in convertible bonds subject the Portfolio to the risks associated with fixed-income securities.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE HEALTHCARE AND BIOTECHNOLOGY SECTORS. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company’s market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.  Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

  The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium sized companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the past eight calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.51% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -7.48%.

AVERAGE ANNUAL TOTAL RETURNS

The following  table compares the average annual total returns of the Class B shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 7/15/99)
Health & Biotechnology Portfolio(1):
Return Before Taxes	0.36%	4.55%	4.14%
Return After Taxes on Distributions	0.36%	4.55%	4.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.23%	3.92%	3.54%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index(2)	5.49%	12.83%	2.14%
S&P 500®Healthcare Index (3)	5.39%	5.83%	1.36%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500®Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P 500®Healthcare Index is a widely-recognized, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital.

THE ADVISER

The Technology & Communications Portfolio is advised by Columbus Circle Investors (“CCI”).  Stock selection for the Portfolio is made by a management team that consist of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are co-portfolio managers, Anthony Rizza, CFA and Craig L. Chodash, CFA.  Mr. Rizza, Senior Managing Director, created and has managed CCI’s technology process since January 1, 1005.  Mr. Chodash, Senior Vice President/Senior Securities Analyst, joined CCI in May 2003.  Mr. Chodash is also a member of the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company’s revenues or earnings were derived from technology activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company’s revenues or earnings were derived from communications activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management.   Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS. Because of its specific focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES.  The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.41% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.39% (quarter ended December 31, 2000).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -30.55%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 9/16/98)
Technology & Communications Portfolio (1):
Return Before Taxes	25.07%	15.33%	-0.99%
Return After Taxes on Distributions	25.07%	15.33%	-2.68%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.29%	13.51%	-0.90%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	5.40%
Lipper Science & Technology Funds Index (3)	16.76%	15.65%	5.33%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science & Technology Funds Index is an equal-weighted, performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Financial Services Portfolio seeks long-term growth of capital.

THE ADVISER

The Financial Services Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly responsible for the day-to-day management of the Portfolio.  Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds.  Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004.  Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager.  Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006.  Ms. Bochman also served as a senior credit analyst at Wellington Management Company, LLP from 2001 to 2004.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK.  A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

  PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation, which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company’s ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio’s performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES.  The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the past seven calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.50% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was  -17.26% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -26.38%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	-10.77%	10.10%	5.83%
Return After Taxes on Distributions	-12.23%	8.28%	4.64%
Return After Taxes on Distributions and Sale of Portfolio Shares	-5.13%	8.22%	4.69%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	2.00%
Lipper Financial Services Funds Index (3)	-13.81%	9.74%	6.06%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500®Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Financial Services Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Energy & Basic Materials Portfolio seeks long-term growth of capital.

THE ADVISER

The Energy & Basic Materials Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio.  Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles.  Mr. Carroll joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager. Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager.  Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles’ equity department, focusing on energy and energy-related companies.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.
Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES.      The Portfolio may invest in U. S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium sized companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the past eight calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.72% (quarter ended  September 30, 2005) and the lowest return for a calendar quarter was -22.66% (quarter ended  September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class B shares was -22.97%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 9/21/98)
Energy & Basic Materials Portfolio (1):
Return Before Taxes	27.60%	23.68%	16.02%
Return After Taxes on Distributions	21.63%	22.38%	14.30%
Return After Taxes on Distributions and Sale of Portfolio Shares	25.59%	21.06%	13.58%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	5.64%
Lipper Natural Resources Funds Index (3)	39.64%	32.05%	19.91%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted, performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2008.

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(1)	5.00%	5.00%	5.00%	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	NONE	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	0.475%	0.55%	0.55%	0.65%	0.65%
Distribution and/or Service (Rule 12b-1) Fees(3)(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(2)	0.875%	0.85%	1.18%	0.93%	0.63%
Acquired Fund Fees and Expenses (5)	0.00%*	0.01%	0.01%	0.00%*	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) * *	2.35%	2.41%	2.74%	2.58%	2.28%

Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%	5.00%	5.00%	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	0.75%	0.65%	0.75%	1.25%	1.25%
Distribution and/or Service (Rule 12b-1) Fees(3)(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(2)	0.76%	1.08%	1.22%	1.05%	1.05%
Acquired Fund Fees and Expenses (5)	0.00%*	0.01%	0.01%	0. 00%*	0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see* * footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) * *	2.51%	2.74%	2.98%	3.30%	3.31%

	Financial Services Portfolio	Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%
Exchange Fee	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	1.25%	1.25%
Distribution and/or Service (Rule 12b-1) Fees(3)(4)	1.00%	1.00%
Other Expenses(2)	2.02%	1.05%
Acquired Fund Fees and Expenses (5)	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	4.28%	3.31%

* Amount represents less than one-half of 0.01%.

**EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of  certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred.  No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The following are the Expense Caps for Class B shares for each of the Portfolios: U.S. Government Money Market, 2.75%; Investment Quality Bond, 2.90%; Municipal Bond, 2.90%; Large Capitalization Value, 3.60%; Large Capitalization Growth, 3.60%; Mid Capitalization, 3.60%; Small Capitalization, 3.60%; International Equity, 3.90%; Health & Biotechnology, 4.00%; Technology & Communications, 4.00%; Financial Services, 4.00%; Energy & Basic Materials, 4.00%.

For the fiscal year ended August 31, 2008 the net expenses for  the Portfolios were: U.S. Government Money Market, 1.25% (taking into account the expense reimbursement/waiver of 1.10%); Investment Quality Bond, 2.40%  Municipal Bond, 2.40% (taking into account the expense reimbursement/waiver of 0.33%); Large Capitalization Value, 2.58%; Large Capitalization Growth, 2.28%; Mid Capitalization, 2.51%; Small Capitalization, 2.73%;International Equity, 2.97%; Health & Biotechnology,  3.30%;  Technology & Communications, 3.30%; Financial Services, 3.30% (taking into account the expense reimbursement/waiver of 0.97%); and Energy & Basic Materials, 3.30%.   The Expense Agreement can be terminated by either party, without penalty, upon 60 days’ prior notice.    For the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed fees of $67,406 (which represents 0.22% of the Class B average net assets) for Health & Biotechnology; $19,092 (which represents 0.32% of the Class B average net assets) for Technology & Communications; $9,428 (which represents 0.06% of the Class B average net assets) for Energy & Basic Materials; $6,423 (which represents 0.01% of the Class B average net assets) for Mid Capitalization; and $5,600 (which represents 0.01% of the Class B average net assets) for Investment Quality Bond.  In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/Waiver Agreement with Orbitex Management, Inc.  (“Predecessor Orbitex Fund” refers to when each of the Portfolios referenced in the preceding sentence previously operated as a separate fund managed by Orbitex Management, Inc.)  Thus, the "Other Expenses" of the combined portfolio also includes such obligations of the Predecessor Orbitex Fund.  Prior Board approval is required with respect to any such expense reimbursements.

(1)

The Contingent Deferred Sales Charge is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(2)

MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio’s allocated portion of the costs associated with maintaining the Trust’s legal existence and the costs involved in the Trust’s communications with shareholders

(3)

The 12b-1 fee is accrued daily and payable monthly at the annual rate of 1% of the average net assets of Class B shares, all of which may be paid to the Manager. A portion of the fee payable pursuant to the plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and may be paid directly to the Manager for support services. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(4)

Upon conversion of Class B shares to Class I shares, such shares will not be subject to a 12b-1 Fee. No sales charge is imposed   at the time of conversion of Class B shares to Class I shares (see "Shareholder Information—Contingent Deferred Sales   Charge").

(5)

Acquired (Underlying) Fund Fees and Expenses are the indirect costs of investing in other investment companies.  These Acquired Fund Fees and Expenses are not considered in the calculation of Expense Caps.  The Operating Expenses in the above fee table will not correlate to certain of the expense ratios in the Portfolios’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolios, not the indirect costs of investing in other investment companies (“Acquired Funds”).  Excluding the indirect costs of investing in Acquired Funds, Total Annual Portfolio Operating Expenses would be 2.40% for Investment Quality Bond; 2.73% for Municipal Bond; 2.73% for Small Capitalization; 2.97% for International Equity; 3.30% for Technology & Communications; 4.27% for Financial Services; and 3.30% for Energy & Basic Materials.

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and redemptions pursuant to systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
1 year	$738	$744	$777	$761	$731
3 years	1,033	1,051	1,150	1,102	1,012
5 years	1,455	1,485	1,650	1,570	1,420
10 years	2,436	2,498	2,830	2,671	2,364

	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
1 year	$754	$777	$801	$833	$834
3 years	1,082	1,150	1,221	1,315	1,318
5 years	1,535	1,650	1,767	1,922	1,926
10 years.	2,600	2,830	3,064	3,367	3,376

	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$930	$834
3 years	1,598	1,318
5 years	2,379	1, 926
10 years	4,231	3,376

IF YOU HELD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
1 year	$238	$244	$277	$261	$231
3 years	733	751	850	802	712
5 years	1,255	1,285	1,450	1,370	1,220
10 years	2,436	2,498	2,830	2,671	2,364

	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
1 year	$254	$277	$301	$333	$334
3 years	782	850	921	1,015	1,018
5 years	1,335	1,450	1,567	1,722	1,726
10 years	2,600	2,830	3,064	3,367	3,376

	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$430	$334
3 years	1,298	1,018
5 years	2,179	1,726
10 years	4,231	3,376

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio’s non-principal investment strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor’s investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser’s ability to protect a Portfolio’s capital during declines in the particular segment of the market to which the Portfolio’s assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio’s investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio’s net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio’s holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio’s holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio’s performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds (“ETFs”) that seek to track performance of various portions or segments of the equity markets. No more than 5% of a Portfolio’s net assets will be invested in any one ETF.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio’s net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser’s predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk.

SMALL AND MEDIUM SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company.  Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Small and mid-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS.  Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF’s expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

REAL ESTATE INVESTMENT TRUSTS.  REITs expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

ADVISERS

The following sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 2008, Reich & Tang had approximately $15.7 billion in assets under management.

Oppenheimer Capital LLC (“Oppenheimer Capital”), a registered investment adviser, which was founded in 1969, serves as the Adviser to the Municipal Bond Portfolio and the International Equity Portfolio. Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1969.  As of September 30, 2008, Oppenheimer Capital LLC, advised accounts having assets in excess of $13.6 billion. Oppenheimer Capital LLC is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.  Oppenheimer Capital LLC is wholly-owned by Allianz Global Investors NY Holdings LLC, a subsidiary of Allianz Global Investors Management Partners LLC, which is a wholly-owned subsidiary of Allianz Global investors of America L.P. (“AGI”). Allianz SE has majority ownership of, and controls, AGI and its subsidiaries, including Oppenheimer Capital.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2008, assets under management by Fox were approximately $2.8billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2008, M.D. Sass advised accounts having assets of approximately $13.4 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio. Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $120.5 billion as of September 30, 2008.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2008, Oak Associates had approximately $1.1 billion in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., has a majority interest in Columbus Circle Investors.  Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 2008 Columbus Circle Investors had approximately $13.2 billion in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $7.8 billion of assets under management as of September 30, 2008, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2008.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, NY 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities Indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests ETFs such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust’s distributor (the "Distributor"), or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the New York Stock Exchange will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary,  authorized to accept purchase orders on behalf of the Trust.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Fund and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sale/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the six years preceding the redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following tables:

For investments that were made prior to January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	4.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

For investments that are made on or after January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	3.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

Currently, the Class I share conversion is not a taxable event.  The conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of  the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.  The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.   Re-registration of the account.

2.   Changing bank wiring instructions on the account.

3.   Name change on the account.

4.   Setting up/changing systematic withdrawal plan to a secondary address.

5.   Redemptions greater than $25,000.

6.   Any redemption check that is being mailed to a different address than the address of record.

7.  Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash.   Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement.  Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.  Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under current law, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004 and August 31, 2003 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report which is available upon request.  The financial highlights for the fiscal years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios’ Predecessor Orbitex Funds, is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio had fiscal year ends of April 30.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 20.37	$ 18.79	$ 17.19	$ 15.68	$ 14.13
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	(0.07)	(0.09)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	(5.92)	1.71	1.69	1.65	1.71
Total from investment operations	(5.91)	1.64	1.60	1.51	1.55
Dividends and Distributions:
Dividends from net investment income	-	(0.06)	-	-	-
Distributions from realized gains	(2.56)	-	-	-	-
Total dividends and distributions	(2.56)	(0.06)	-	-	-

Net Asset Value, End of Year	$ 11.90	$ 20.37	$ 18.79	$ 17.19	$ 15.68

Total Return*	(32.16)%	8.70%	9.31%	9.63%	10.97%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 286	$ 1,143	$ 2,123	$ 2,873	$ 2,942
Ratio of net operating expenses to
average net assets	2.58%	2.43%	2.52%	2.65%	2.73%
Ratio of net investment income (loss) to
average net assets	0.08%	(0.37)%	(0.49)%	(0.82)%	(1.01)%
Portfolio Turnover Rate	182%	66%	49%	71%	92%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 15.82	$ 12.79	$ 13.40	$ 11.20	$ 12.15
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.30)	(0.29)	(0.25)	(0.23)
Net realized and unrealized gain (loss)	(0.07)	3.33	(0.32)	2.45	(0.72)
Total from investment operations	(0.19)	3.03	(0.61)	2.20	(0.95)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 15.63	$ 15.82	$ 12.79	$ 13.40	$ 11.20

Total Return*	(1.20)%	23.69%	(4.55)%	19.64%	(7.82)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 178	$ 198	$ 313	$ 423	$ 344
Ratio of net operating expenses to
average net assets	2.28%	2.53%	2.59%	2.74%	2.66%
Ratio of net investment income (loss) to
average net assets	(0.73)%	(2.07)%	(2.04)%	(2.05)%	(1.93)%
Portfolio Turnover Rate	167%	104%	125%	147%	129%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.69		$ 10.52	$ 12.55	$ 11.26	$ 10.30
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)		(0.14)	(0.22)	(0.21)	(0.18)
Net realized and unrealized gain (loss)	(0.30)		1.82	0.04	2.88	1.14
Total from investment operations	(0.42)		1.68	(0.18)	2.67	0.96
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(0.78)		(2.51)	(1.85)	(1.38)	-
Total dividends and distributions	(0.78)		(2.51)	(1.85)	(1.38)	-

Net Asset Value, End of Year	$ 8.49		$ 9.69	$ 10.52	$ 12.55	$ 11.26

Total Return*	(4.53)%		17.97%	(1.61)%	24.30%	9.32%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 398		$ 1,687	$ 2,069	$ 3,075	$ 3,417
Ratio of net operating expenses to
average net assets (3)	2.51%	(2)	2.64%	3.00%	2.89%	2.85%
Ratio of net investment income (loss) to
average net assets (3)	(1.36)%		(1.39)%	(1.98)%	(1.79)%	(1.65)%
Portfolio Turnover Rate	89%		78%	130%	75%	76%

	Small Cap Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Period	$ 10.53		$ 11.73	$ 14.51	$ 12.22	$ 10.73
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)		(0.10)	(0.19)	(0.23)	(0.16)
Net realized and unrealized gain (loss)	(0.27)		1.41	0.91	2.53	1.87
Total from investment operations	(0.34)		1.31	0.72	2.30	1.71
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)
Total dividends and distributions	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)

Net Asset Value, End of Period	$ 7.42		$ 10.53	$ 11.73	$ 14.51	$ 12.22

Total Return*	(3.47)%		12.21%	5.97%	18.86%	16.05%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 106		$ 262	$ 363	$ 432	$ 393
Ratio of net operating expenses to
average net assets	2.73%		2.32%	2.85%	2.85%	2.61%
Ratio of net investment income (loss) to
average net assets	(0.79)%		(0.86)%	(1.53)%	(1.68)%	(1.40)%
Portfolio Turnover Rate	58%		42%	35%	17%	11%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.51% for the year ended August 31, 2008; 2.64% for the year ended August 31, 2007; 3.06% for the year ended August 31, 2006; 2.89% for the year ended August 31, 2005; and 2.85% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 13.69		$ 12.14	$ 9.99	$ 8.33	$ 6.94
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)		(0.01)	(0.08)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(2.28)		1.56	2.23	1.70	1.45
Total from investment operations	(2.32)		1.55	2.15	1.66	1.39
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 11.37		$ 13.69	$ 12.14	$ 9.99	$ 8.33

Total Return*	(16.95)%		12.77%	21.52%	19.93%	20.03%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 53		$ 120	$ 151	$ 150	$ 126
Ratio of net operating expenses to
average net assets (2)	2.97%		2.82%	2.91%	3.00%	3.30%
Ratio of net investment income (loss) to
average net assets	(0.27)%		(0.40)%	(0.73)%	(0.43)%	(0.94)%
Portfolio Turnover Rate	70%		83%	69%	74%	183%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 13.81		$ 12.69	$ 13.80	$ 12.11	$ 11.14
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.30)		(0.29)	(0.35)	(0.25)	(0.22)
Net realized and unrealized gain (loss)	(0.22)		1.41	(0.76)	1.94	1.19
Total from investment operations	(0.52)		1.12	(1.11)	1.69	0.97
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 13.29		$ 13.81	$ 12.69	$ 13.80	$ 12.11

Total Return*	(3.77)%		8.83%	(8.04)%	13.95%	8.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,516		$ 11,159	$ 15,518	$ 23,626	$ 28,932
Ratio of net operating expenses to
average net assets (4)	3.30%	(3)	3.13%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.26)%		(2.15)%	(2.60)%	(2.00)%	(1.83)%
Portfolio Turnover Rate	15%		25%	16%	111%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.97% for the year ended August 31, 2008; 2.82% for the year ended August 31, 2007; 2.91% for the year ended August 31, 2006; 3.00% for the year ended August 31, 2005; and 3.44% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.08% for the same period for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; 3.38% for the year ended August 31, 2006; 3.44% for the year ended August 31, 2005; and 3.37% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.20		$ 6.94	$ 7.09	$ 5.43	$ 6.41
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.24)		(0.22)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss)	(0.74)		2.48	0.06	1.82	(0.78)
Total from investment operations	(0.98)		2.26	(0.15)	1.66	(0.98)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 8.22		$ 9.20	$ 6.94	$ 7.09	$ 5.43

Total Return*	(10.65)%		32.56%	(2.12)%	30.57%	(15.29)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 999		$ 6,562	$ 8,097	$ 10,953	$ 11,674
Ratio of net operating expenses to
average net assets (3)	3.30%	(2)	3.22%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.64)%		(2.73)%	(2.88)%	(2.45)%	(3.06)%
Portfolio Turnover Rate	314%		163%	99%	70%	53%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 32.47		$ 28.20	$ 26.14	$ 17.38	$ 14.15
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.64)		(0.67)	(0.60)	(0.45)	(0.28)
Net realized and unrealized gain (loss)	3.89		5.86	3.02	9.21	3.51
Total from investment operations	3.25		5.19	2.42	8.76	3.23
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(10.85)		(0.92)	(0.36)	-	-
Total dividends and distributions	(10.85)		(0.92)	(0.36)	-	-

Net Asset Value, End of Year	$ 24.87		$ 32.47	$ 28.20	$ 26.14	$ 17.38

Total Return*	9.57%		18.85%	9.26%	50.40%	22.83%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,278		$ 2,444	$ 3,536	$ 3,922	$ 2,840
Ratio of net operating expenses to
average net assets (5)	3.30%	(4)	3.30%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.23)%		(2.27)%	(2.10)%	(2.15)%	(1.80)%
Portfolio Turnover Rate	139%		87%	34%	65%	88%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.98% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007; 3.73% for the year ended August 31, 2006; 3.69% for the year ended August 31, 2005; and 3.32% for the year ended August 31, 2004.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.24% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; 3.41% for the year ended August 31, 2006; 3.93% for the year ended August 31, 2005; and 3.93% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 11.26		$ 12.79	$ 12.15	$ 11.36	$ 10.83
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.10)		(0.19)	(0.09)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	(2.19)		0.89	1.60	1.71	0.74
Total from investment operations	(2.29)		0.70	1.51	1.48	0.53
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(1.15)		(2.23)	(0.87)	(0.69)	-
Total dividends and distributions	(1.15)		(2.23)	(0.87)	(0.69)	-

Net Asset Value, End of Year	$ 7.82		$ 11.26	$ 12.79	$ 12.15	$ 11.36

Total Return*	(22.48)%		4.13%	12.61%	12.94%	4.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 177		$ 589	$ 894	$ 1,143	$ 1,815
Ratio of net operating expenses to
average net assets (2)	3.30%		3.30%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(1.03)%		(1.49)%	(0.74)%	(1.92)%	(1.87)%
Portfolio Turnover Rate	87%		92%	159%	150%	199%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.75		$ 9.68	$ 9.90	$ 10.17	$ 10.52
Income (Loss) from Investment Operations:
Net investment income (loss)	0.26		0.24	0.20	0.17	0.20
Net realized and unrealized gain (loss)	0.16		0.06	(0.16)	(0.09)	0.03
Total from investment operations	0.42		0.30	0.04	0.08	0.23
Dividends and Distributions:
Dividends from net investment income	(0.27)		(0.23)	(0.20)	(0.17)	(0.20)
Distributions from realized gains	-		-	(0.06)	(0.18)	(0.38)
Total dividends and distributions	(0.27)		(0.23)	(0.26)	(0.35)	(0.58)

Net Asset Value, End of Year	$ 9.90		$ 9.75	$ 9.68	$ 9.90	$ 10.17

Total Return*	4.27%		3.14%	0.40%	0.75%	2.34%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 68		$ 98	$ 54	$ 77	$ 93
Ratio of net operating expenses to
average net assets (4)	2.40%	(3)	2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	2.64%		2.41%	2.05%	1.71%	1.97%
Portfolio Turnover Rate	39%		49%	35%	50%	33%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.27% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; 4.37% for the year ended August 31, 2006; 4.72% for the year ended August 31, 2005; and 4.13% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.39% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; 2.66% for the year ended August 31, 2006; 2.78% for the year ended August 31, 2005; and 2.81% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.03		$ 10.22	$ 10.44	$ 10.53	$ 10.34
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22		0.22	0.22	0.21	0.23
Net realized and unrealized gain (loss)	0.00	**	(0.18)	(0.19)	(0.01)	0.26
Total from investment operations	0.22		0.04	0.03	0.20	0.49
Dividends and Distributions:
Dividends from net investment income	(0.22)		(0.22)	(0.22)	(0.21)	(0.24)
Distributions from realized gains	(0.06)		(0.01)	(0.03)	(0.08)	(0.06)
Total dividends and distributions	(0.28)		(0.23)	(0.25)	(0.29)	(0.30)

Net Asset Value, End of Year	$ 9.97		$ 10.03	$ 10.22	$ 10.44	$ 10.53

Total Return*	2.21%		0.43%	0.30%	1.97%	4.80%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 55		$ 56	$ 117	$ 69	$ 52
Ratio of net operating expenses to
average net assets (2)	2.40%		2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	2.18%		2.21%	2.17%	2.03%	2.24%
Portfolio Turnover Rate	3%		33%	19%	25%	29%

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.04	0.03	0.01	0.00	**
Net realized and unrealized gain (loss)	-		-	-	-	-
Total from investment operations	0.02		0.04	0.03	0.01	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.01)	-
Distributions from realized gains	-		-	-	-	(0.00)	**
Total dividends and distributions	(0.02)		(0.04)	(0.03)	(0.01)	(0.00)	**

Net Asset Value, End of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return*	2.07%		4.12%	3.33%	1.28%	0.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 121		$ 142	$ 194	$ 205	$ 211
Ratio of net operating expenses to
average net assets (3)	1.25%		2.25%	2.25%	2.25%	2.09%
Ratio of net investment income (loss) to
average net assets	2.27%		4.07%	3.25%	1.27%	0.00%
Portfolio Turnover Rate	N/A		N/A	N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; 3.16% for the year ended August 31, 2006; 3.09% for the year ended August 31, 2005; and 2.90% for the year ended August 31, 2004.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.35% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; 2.65% for the year ended August 31, 2006; 2.73% for the year ended August 31, 2005; 3.74% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

CLASS B SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the Annual and Semi-Annual Reports and the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust’s Investment Company Act file number is 811-08542.

CLASS C SHARES
PROSPECTUS DATED DECEMBER 31, 2008

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	5
MUNICIPAL BOND PORTFOLIO	9
LARGE CAPITALIZATION VALUE PORTFOLIO	13
LARGE CAPITALIZATION GROWTH PORTFOLIO	17
MID CAPITALIZATION PORTFOLIO	21
SMALL CAPITALIZATION PORTFOLIO	27
INTERNATIONAL EQUITY PORTFOLIO	31
HEALTH & BIOTECHNOLOGY PORTFOLIO	36
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	42
FINANCIAL SERVICES PORTFOLIO	48
ENERGY & BASIC MATERIALS PORTFOLIO	54
SUMMARY OF TRUST EXPENSES	60
ADDITIONAL INVESTMENT STRATEGY INFORMATION	64
ADDITIONAL RISK INFORMATION	66
PORTFOLIO HOLDINGS	68
INVESTMENT MANAGER	68
ADVISERS	69
ADMINISTRATION	70
SHAREHOLDER INFORMATION	70
PRICING OF PORTFOLIO SHARES	70
PURCHASE OF SHARES	71
CONTINGENT DEFERRED SALES CHARGE	73
PLAN OF DISTRIBUTION	74
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES	75
REDEMPTION OF SHARES	76
DIVIDENDS AND DISTRIBUTIONS	79
TAX CONSEQUENCES	80
ADDITIONAL INFORMATION	81
FINANCIAL HIGHLIGHTS	82

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The U.S. Government Money Market Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's investment department.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio’s share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

An application filed by the Portfolio has been accepted by the Treasury for participation in the Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”).

Under the Guarantee Program, the Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008.  (Additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered by the Guarantee Program.)

The U.S. Government Money Market Portfolio will bear the expense of participating in the Guarantee Program, which remains in effect until April 30, 2009.

Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio’s U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio’s assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“ FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities, which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was 0.99%.

* Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)

U.S. Government Money Market Portfolio(1):	2.88%	1.97%	2.26%
90 Day T-Bills	4.77%	3.12%	3.56%*
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index (2)	4.31%	2.43%	2.96%**

*

January 1, 1999 used in calculation.

**    December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares as described under "contingent deferred sales charge."

(2)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Indexes are not managed, and it is not possible to invest directly in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the “Summary of Trust Expenses” section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC (“Fox”).  The Portfolio is managed by a management team consisting of portfolio managers and analysts and is led by Douglas Edler, CFA who leads the fixed-income effort at Fox.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mr. Edler and Mr. William Dodge, CFA. Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J.P. Morgan & Co. Inc., where he co-managed that firm’s proprietary fixed income investment portfolio. Mr. Dodge is CEO/CIO and President of Fox.  Prior to joining Fox, Mr. Dodge founded and operated Nine Gates Capital from 2003 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with investing in junk bonds. For more information about these risks, see the “Additional Risk Information” section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS – CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was –2.00% (quarter ended June 30, 2004). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -0.66%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

4

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
Investment Quality Bond Portfolio(1):
Return Before Taxes	4.29%	2.06%	3.58%
Return After Taxes on Distributions	3.37%	1.11%	2.26%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.77%	1.27%	2.31%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index (2)	7.39%	4.06%	5.47%
Lipper Short-Intermediate Investment Grade Debt Funds Index (3)	5.39%	3.45%	4.67%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Intermediate Government/ Credit Bond Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance.  Investors may not invest directly in the Index.

(3)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Municipal Bond Portfolio is advised by Oppenheimer Capital LLC (“Oppenheimer Capital”). The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Gerald E. Thunelius, Martin Fetherston and Michael T. Allen.  Mr. Thunelius is a Senior Vice President and Director of Fixed Income Management for Oppenheimer Capital and a portfolio manager/analyst in its fixed income group.  Prior to joining Oppenheimer Capital in December 2006, Mr. Thunelius was Chief Investment Officer at Gartmore Morley Financial from February 2006 through December 2006. Prior to that, he was with the Dreyfus Corporation from 1989 through 2005, where he was the Director of Taxable Fixed Income from 1999 though 2005.  Mr. Fetherston is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2007, he was a portfolio manager for First Investors Management Company where he managed the investment grade and corporate bonds portfolios from 2006-2007.  From 2001 to 2005, Mr. Fetherston was a senior portfolio manager at the Dreyfus Corporation.  He is a CFA charterholder and a member of both the CFA Institute and the New York Society of Security Analysts.  Mr. Allen is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group. Prior to joining Oppenheimer Capital in 2008, he was a PIMCO portfolio specialist for Allianz Global Investors Distributors from January 2007 to October 2008.  Formerly, Mr. Allen was a financial consultant with Robert J. Reby & Company during 2005 to 2007 and held asset management and analyst positions at Dreyfus Corporation from August 2003 to June 2005.  Mr. Allen holds an MBA in Finance form New York University’s Stern School of Business and a BS in Finance from Pennsylvania State University.  He is a member of both the CFA Institute and the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. ("Moody’s"), Standard & Poor’s Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Tax Risk.  There is no guarantee that the Municipal Bond Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Municipal Bond Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.69% (quarter ended June 30, 2004).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -2.16%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
Municipal Bond Portfolio(1):
Return Before Taxes	0.79%	1.67%	2.44%
Return After Taxes on Distributions	0.66%	1.56%	2.33%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.35%	1.71%	2.41%

Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index (2)	3.36%	4.30%	5.04%*
Lipper General Municipal Debt Funds Index (3)	1.38%	3.92%	4.31%

                                                         *

                                                              January 3, 1999 used in calculation.

 (1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

 (2)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds, which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in an Index.

(3)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Large Capitalization Value Portfolio is advised by M.D. Sass Investors Services, Inc. (“M.D. Sass”).  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  He holds a B.S. in Accounting from Brooklyn College and studied finance in graduate programs at New York University and City College of New York.  Mr. Sass has 44 years of investment experience.

 The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.   In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 15.57% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –21.08% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -36.76%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
Large Capitalization Value Portfolio(1):
Return Before Taxes	-11.02%	9.28%	1.69%
Return After Taxes on Distributions	-12.89%	8.81%	0.77%
Return After Taxes on Distributions and Sale of Portfolio Shares	-4.73%	8.07%	1.10%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index(2)	1.97%	14.97%	5.43%
Morningstar Large Value Average (3)	1.30%	12.89%	5.55%*

                                                            *

                                                            January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500®/Citigroup Value Index, is a broad, unmanaged,, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in the Index.

(3)

The Morningstar Large Value Average (“Large Value Average”), as of December 31, 2007, consisted of 1,432 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed, and it is not possible to invest directly in the Large Value Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Large Capitalization Growth Portfolio is advised by Loomis Sayles & Company, L.P. (“Loomis Sayles”). Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA, Pamela N. Czekanski, CFA and Richard D. Skaggs, CFA.  Each of Mr. Baribeau, Ms. Czekanski and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989, 1995 and 1994, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential:  (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

GROWTH STYLE RISK. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER.

The frequency of a Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 24.92% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -24.58% (quarter ended September 30, 2001).   For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -33.14%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

4

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
Large Capitalization Growth Portfolio(1):
Return Before Taxes	34.97%	13.38%	-0.60%
Return After Taxes on Distributions	34.97%	13.38%	-1.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.73%	11.75%	-0.61%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index(2)	9.09%	10.74%	1.22%
Morningstar Large Growth Average (3)	13.16%	12.33%	2.14%*

*

 January 1, 1999 used in calculation

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P 500®/Citigroup Growth Index is a broad, unmanaged,, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

(3)

The Morningstar Large Growth Average (“Large Growth Average”), as of December 31, 2007, consisted of 1,748 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed, and it is not possible to invest directly in the Large Growth Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Mid Capitalization Portfolio seeks long-term capital appreciation.

THE ADVISER

The Mid Capitalization Portfolio is advised by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Portfolio is advised by the firm’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff. Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999.  He has 16 years of investment management/financial analysis and accounting experience.  Mr. Wallis earned his MBA from Harvard Business School.  Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Mr. Weber has 11 years of investment management and financial analysis experience.  Before joining Vaughan Nelson, he was a Vice President–Investment Banking (2001-2003) and Senior Associate-Investment Banking (2000-2001) at RBC Capital markets.  Mr. Weber earned his MBA from Tulane University. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in March 2006. Prior to joining the firm he was a Vice President, Credit Arbitrage and Asset Investments, at Koch Capital Markets from 2001 to 2006.  Mr. Alff earned his MBA from Harvard Business School.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The $1-15 billion dollar range is believed appropriate by the Adviser in light of the broad market capitalization range of the Russell Midcap® Index. As of October 31, 2008, the average market capitalization of the Russell Midcap® Index was approximately $5.6 billion; the median market capitalization was approximately $2.6 billion; and the largest company in the Index had an approximate market capitalization of $16.4 billion.  The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in mid capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood.

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

MEDIUM AND SMALL CAPITALIZATION COMPANIES. The Portfolio will invest primarily in companies with a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in U.S. and foreign small capitalization securities. Investing in lesser known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies, as described in “Medium and Small Capitalization Companies” above.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart below shows the performance of the Class C shares of the Predecessor Fund and the Portfolio over the past five calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the period shown in the bar chart, the highest return for a calendar quarter was 21.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.61% (quarter ended March 31, 2003).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -16.17%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) shares with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	6.04%	14.09%	8.84%
Return After Taxes on Distributions	4.54%	11.63%	6.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.15%	11.67%	7.10%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index (2)	5.60%	18.21%	13.93%
Morningstar Mid Capitalization Blend Average (3)	4.43%	15.43%	11.54%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.  As of June 22, 2007, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had an approximate market capitalization of $18.3 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such Costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of December 31, 2007, consisted of 494 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed, and it is not possible to invest directly in the Mid Cap Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Small Capitalization Portfolio is advised by Fox.  The Portfolio is managed by a management team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, who is the key small-cap member on the firm's Investment Committee. Mr. Greene is a Managing Director and Co-Director of Small-Cap Equities.  Mr. Greene joined the firm in 1998 from Chris Blair Asset Management.

 The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 ® Index.  The market capitalization range of the Russell 2000® Index at October 31, 2008 was $11 million to $3.8 billion.   The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small cap stock but through appreciation has become a mid-cap stock.

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio’s investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio’s ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser known, small and medium capitalization companies involves greater risk of volatility of the Portfolio’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

MICRO-CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 22.42% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.47% (quarter ended September 30, 2001). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -5.59%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
Small Capitalization Portfolio (1):
Return Before Taxes	1.17%	14.01%	10.80%
Return After Taxes on Distributions	-3.43%	11.40%	8.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.77%	12.09%	8.63%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index (2)	-1.57%	16.25%	8.23%
Morningstar Small Blend Average (3)	-1.37%	15.61%	10.25%*

*

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell 2000 ® Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks, which are included in the Russell 3000 ® Index. The common stocks included in the Russell 2000® Index represent approximately 10% of the total market capitalization of the Russell 3000 ® Index. The Russell 3000 ® Index is an unmanaged Index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000® Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Russell 2000® Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest directly in an Index.

(3)

The Morningstar Small Blend Average (“Small Blend Average”), as of December 31, 2007, consisted of 599 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed, and it is not possible to invest directly in the Small Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The International Equity Portfolio seeks long-term capital appreciation.

THE ADVISER

The International Equity Portfolio is advised by Oppenheimer Capital. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Anne Budlong.  Ms. Budlong, a Senior Vice President, is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining Oppenheimer Capital in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Ms. Budlong holds a Bachelors of Arts degree with honors from Williams College.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio’s assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), including countries with developing and emerging economies. The Portfolio’s investments in foreign issuers will generally take the form of depositary receipts. These are dollar-denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or OTC in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer’s competitive position or potential earnings.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely affect the value of the Portfolio’s investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past nine calendar years. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 27.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –23.75% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -30.40%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/4/99)
International Equity Portfolio(1):
Return Before Taxes	7.12%	17.43%	3.04%
Return After Taxes on Distributions	7.11%	17.43%	2.72%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.63%	15.42%	2.47%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)(2)	11.17%	21.59%	7.22%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

MSCI EAFE® Index (Europe, Australasia, Far East is a free, float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of December 31, 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Health & Biotechnology Portfolio seeks long-term capital growth.

THE ADVISER

The Health & Biotechnology Portfolio is advised by Oak Associates, ltd. (“Oak Associates”). Stock selection for the Portfolio is made by a team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Mark W. Oelschlager. Mr. Oelschlager currently serves as a Research Analyst and Co-Portfolio Manager at Oak Associates.  Mr. Oelschlager, CFA, joined Oak Associates in 2000.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

 Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification system are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services,  research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE HEALTHCARE AND BIOTECHNOLOGY SECTORS. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company’s market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium sized companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s (see footnote below) and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class C shares of the Predecessor Fund and Portfolio has varied from year to year over the past seven calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.08% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -7.26%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/18/00)
Health & Biotechnology Portfolio (1)
Return Before Taxes	4.35%	4.88%	-1.82%
Return After Taxes on Distributions	4.35%	4.88%	-1.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.83%	4.20%	-1.59%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	1.79%
S&P 500® Healthcare Index (3)*	7.15%	7.49%	3.63%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under “Contingent Deferred Sales Charge.”

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P 500®  Healthcare Index is a widely-recognized, equally-weighted index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital.

THE ADVISER

The Technology & Communications Portfolio is advised by Columbus Circle Investors (“CCI”).  Stock selection for the Portfolio is made by a management team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are co-portfolio managers, Anthony Rizza, CFA and Craig L. Chodash, CFA.  Mr. Rizza, Senior Managing Director, created and has managed CCI’s technology process since January 1, 1995.  Mr. Chodash, Senior Vice President/Senior Securities Analyst, joined CCI in May 2003.  Mr. Chodash is also a member of the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company’s revenues or earnings were derived from technology activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company’s revenues or earnings were derived from communications activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS. Because of its specific focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class C shares of the Predecessor Fund and the Portfolio has varied from year to year over the past seven calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.95% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -39.30% (quarter ended September 30, 2001).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -29.79%.

AVERAGE ANNUAL TOTAL RETURNS

The following  table compares the average annual total returns of the Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 1/14/00)
Technology & Communications Portfolio(1):
Return Before Taxes	28.48%	15.45%	-14.54%
Return After Taxes on Distributions	28.48%	15.45%	-15.91%
Return After Taxes on Distributions and Sale of Portfolio Shares	18.51%	13.62%	-11.07%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	1.70%
Lipper Science & Technology Funds Index (3)	16.76%	15.65%	-7.37%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under “Contingent Deferred Sales Charge.”

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.  Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax-returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Financial Services Portfolio seeks long-term growth of capital.

THE ADVISER

The Financial Services Portfolio is advised by Loomis.  Stock selection for the Portfolio is made by a team led by  Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly responsible for the day-to-day management of the Portfolio.  Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds.  Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004. Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager. Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006.  Ms. Bochman also served as a senior credit analyst at Wellington Management Company, LLP from 2001 to 2004.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company’s revenues or earnings were derived from financial services activities based upon the company’s most recent fiscal year, or at least 50% of the company’s assets were devoted to such activities based on the company’s most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation that tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company’s ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio’s performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium sized companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium sized companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Class C shares of the Predecessor Fund has varied and the Portfolio from year to year over the past seven calendar years.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.50% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –17.26% (quarter ended September 30, 2002). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -26.31%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	-7.43%	10.36%	5.82%
Return After Taxes on Distributions	-8.89%	8.56%	4.63%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.96%	8.46%	4.68%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	12.83%	2.00%
Lipper Financial Services Funds Index (3)	-13.81%	9.74%	6.06%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under “Contingent Deferred Sales Charge.”

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Energy & Basic Materials Portfolio seeks long-term growth of capital.

THE ADVISER

The Energy & Basic Materials Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles.  Mr. Carroll joined Loomis Sayles in 1996.  Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager.  Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles’ equity department, focusing on energy and energy-related companies.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION  IN THE ENERGY AND BASIC MATERIALS SECTORS. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S and foreign small and mid- medium capitalization securities. Investing in lesser-known, small capitalization companies and medium sized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class C shares has varied from year to year over the past four calendar years. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.69% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -13.44% (quarter ended September 30, 2006).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio’s Class C shares was -22.95%.

*

Class C shares of the Portfolio commenced operations on January 6, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class C shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Life of Portfolio
	1 Year	(Since 1/7/03)
Energy & Basic Materials Portfolio(1):
Return Before Taxes	30.72%	24.24%
Return After Taxes on Distributions	24.76%	22.93%
Return After Taxes on Distributions and Sale of Portfolio Shares	27.61%	21.57%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (2)	5.49%	11.79%
Lipper Natural Resources Funds Index (3)	39.64%	31.64%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under “Contingent Deferred Sales Charge.”

(2)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  Indexes are not managed, and it is not possible to invest directly in an Index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted, performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2008.

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%	1.00%	1.00%	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	NONE	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (2)	0.475%	0.55%	0.55%	0.65%
Distribution and/or Service (Rule 12b-1) Fees(3)	1.00%	1.00%	1.00%	1.00%
Other Expenses (2)	0.845%	0.85%	1.18%	0.87%
Acquired Fund Fees and Expenses(4)	0.00%*	0.01%	0.01%	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	2.32%	2.41%	2.74%	2.52%

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (2)	0.65%	0.75%	0.65%	0.75%	1.25%
Distribution and/or Service (Rule 12b-1) Fees(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses (2)	0.63%	0.69%	1.04%	1.18%	1.05%
Acquired Fund Fees and Expenses(4)	0.00%*	0.00%*	0.01%	0.01%	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	2.28%	2.44%	2.70%	2.94%	3.30%

	Technology & Communications Portfolio	Financial Services Portfolio		Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE		NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE		NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%	1.00%		1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%		2.00%
Exchange Fee	NONE	NONE		NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (2)	1.25%	1.25%		1.25%
Distribution and/or Service (Rule 12b-1) Fees (3)	1.00%	1.00%		1.00%
Other Expenses (2)	1.05%	2.03%		1.05%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%		0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see **footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	3.31%	4.29%		3.31%

* Amount represents less than one-half of 0.01%

**EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:   The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred.  No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  The following are the Expense Caps for the Class C shares for each of the Portfolios: U.S. Government Money Market, 2.75%; Investment Quality Bond, 2.90%; Municipal Bond, 2.90%; Large Capitalization Value, 3.60%; Large Capitalization Growth 3.60%;  Mid Capitalization, 3.60%; Small Capitalization, 3.60%; International Equity, 3.90%; Health & Biotechnology 4.00%; Technology & Communications, 4.00%; Financial Services, 4.00%; and  Energy & Basic Materials, 4.00%.

For the fiscal year ended August 31, 2008 the net expenses for the Portfolios were: U.S. Government Money Market, 1.25% (taking into account the expense reimbursement/waiver of 1.07%); Investment Quality Bond, 2.40%  Municipal Bond, 2.40% (taking into account the expense reimbursement/waiver of 0.33%); Large Capitalization Value,2.52%; Large Capitalization Growth, 2.28%; Mid Capitalization ,2.44%; Small Capitalization, 2.69%; International Equity, 2.93%; Health & Biotechnology, 3.30%; Technology & Communications, 3.30%; Financial Services, 3.30% (taking into account the expense reimbursement/waiver of  0.98%);and Energy & Basic Materials, 3.30%.   The Expense Agreement can be terminated by either party, without penalty, upon 60 days’ prior notice.   For the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed fees of $67,406 (which represents 0.32% of the Class C average net assets) for Health & Biotechnology; $19,092 (which represents 0.07% of the Class C average net assets) for Technology & Communications; $9,428 (which represents 0.08% of the Class C average net assets ) for Energy & Basic Materials; $6,423  (which represents 0.03% of the Class C average net assets) for Mid Capitalization; and $5,600 (which represents 0.04% of the Class C average net assets) for Investment Quality Bond.  In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/Waiver Agreement with Orbitex Management, Inc.  (“Predecessor Orbitex Fund” refers to when each of the Portfolios referenced in the preceding sentence previously operated as a separate fund managed by Orbitex Management, Inc.) Prior Board approval is required with respect to any such expense reimbursements. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)

Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2)

MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio’s allocated portion of the costs associated with maintaining the Trust’s legal existence and the costs involved in the Trust’s communications with shareholders.

(3)

The 12b-1 fee is accrued daily and payable monthly at the annual rate of 1% of the average net assets of Class C shares, all of which may be paid to the Manager. A portion of the fee payable pursuant to the plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and may be paid directly to the Manager for support services. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(4)

Acquired (Underlying) Fund Fees and Expenses are the indirect costs of investing in other investment companies.  These Acquired Fund Fees and Expenses are not considered in the calculation of Expense Caps.  The Operating Expenses in the above fee table will not correlate to certain of the expense ratios in the Portfolios’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolios, not the indirect costs of investing in other investment companies (“Acquired Funds”).  Excluding the indirect costs of investing in Acquired Funds, Total Annual Portfolio Operating Expenses would be 2.40% for Investment Quality Bond; 2.73% for Municipal Bond; 2.69% for Small Capitalization; 2.93% for International Equity; 3.30% for Technology & Communications; 4.28% for Financial Services; and 3.30% for Energy & Basic Materials.

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and redemptions pursuant to systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$335	$344	$377	$355
3 years	724	751	850	785
5 years	1,240	1,285	1,450	1,340
10 years	2,656	2,746	3,070	2,856

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio
1 year	$331	$347	$373	$397
3 years	712	761	838	910
5 years	1,220	1,301	1,430	1,548
10 years	2,615	2,776	3,032	3,261

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$433	$434	$531	$434
3 years	1,015	1,018	1,301	1,018
5 years	1,722	1,726	2,183	1,726
10 years	3,595	3,604	4,445	3,604

IF YOU HELD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$235	$244	$277	$255
3 years	724	751	850	785
5 years	1,240	1,285	1,450	1,340
10 years	2,656	2,746	3,070	2,856

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio
1 year	$231	$247	$273	$297
3 years	712	761	838	910
5 years	1,220	1,301	1,430	1,548
10 years	2,615	2,776	3,032	3,261

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$333	$334	$431	$334
3 years	1,015	1,018	1,301	1,018
5 years	1,722	1,726	2,183	1,726
10 years	3,595	3,604	4,445	3,604

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio’s non-principal investment strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor’s investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser’s ability to protect a Portfolio’s capital during declines in the particular segment of the market to which the Portfolio’s assets are committed.

FORWARD CURRENCY CONTRACTS. A Portfolio’s investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio’s net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio’s holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio’s holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio’s performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE -TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange traded funds (“ETFs”) that seek to track performance of various portions or segments of the equity markets. No more than 5% of a Portfolio’s net assets will be invested in any one ETF.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio’s net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser’s predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. Certain Portfolio’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk.

SMALL AND MEDIUM SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF’s expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

REAL ESTATE INVESTMENT TRUSTS. REITs expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.

The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

ADVISERS

The following information sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 2008, Reich & Tang had approximately $15.7 billion in assets under management.

 Oppenheimer Capital LLC (“Oppenheimer Capital”), a registered investment adviser, which was founded in 1969, serves as the Adviser to the Municipal Bond Portfolio and the International Equity Portfolio.  Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1969.  As of September 30, 2008, Oppenheimer Capital advised accounts having assets in excess of $13.6 billion. Oppenheimer Capital LLC is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.  Oppenheimer Capital is wholly-owned by Allianz Global Investors NY Holdings LLC, a subsidiary of Allianz Global Investors Management Partners LLC, which is a wholly-owned subsidiary of Allianze Global Investors of America L.P. (“AGI”).  Allianz SE has majority ownership of, and controls, AGI and its subsidiaries, including Oppenheimer Capital.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2008, assets under management by Fox were approximately $2.8 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2008, M.D. Sass advised accounts having assets of approximately $13.4 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $120.5 billion as of September 30, 2008.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355 serves as the Adviser to the Health & Biotechnology Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2008, Oak Associates had approximately $1.1 billion in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., has a majority interest in Columbus Circle Investors.  Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 2008, Columbus Circle Investors had approximately $13.2 billion in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $7.8 billion of assets under management as of September 30, 2008, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2008.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, NY 10286, is the custodian of the assets of the Trust.

Gemini Fund Services LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust’s transfer agent.

Gemini Fund Services LLC, located at 450 Wireless Blvd., Hauppauge, NY 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities Indexes in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights  Distributors, LLC, the Trust’s distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the New York Stock Exchange will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Fund and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform platforms, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

 CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)  redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)  redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3)  certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers.  The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial  Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.

Re-registration of the account.

2.

Changing bank wiring instructions on the account.

3.

Name change on the account.

4.

Setting up/changing systematic withdrawal plan to a secondary address.

5.

Redemptions greater than $25,000.

6.

Any redemption check that is being mailed to a different address than the address of record.

7.

Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv)redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.  Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.  Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under current law certain ordinary income dividends received by individuals may be taxed at the same certain rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt—interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004 and August 31, 2003 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report, which is available upon request.  The financial highlights for the years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio had fiscal year ends of April 30.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 20.36	$ 18.78	$ 17.19	$ 15.67	$ 14.13
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	(0.08)	(0.08)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	(5.95)	1.72	1.67	1.66	1.70
Total from investment operations	(5.91)	1.64	1.59	1.52	1.54
Dividends and Distributions:
Dividends from net investment income	-	(0.06)	-	-	-
Distributions from realized gains	(2.56)	-	-	-	-
Total dividends and distributions	(2.56)	(0.06)	-	-	-

Net Asset Value, End of Year	$ 11.89	$ 20.36	$ 18.78	$ 17.19	$ 15.67

Total Return*	(32.18)%	8.70%	9.25%	9.70%	10.90%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,002	$ 1,750	$ 1,897	$ 2,020	$ 2,539
Ratio of net operating expenses to
average net assets	2.52%	2.43%	2.52%	2.65%	2.73%
Ratio of net investment income (loss) to
average net assets	0.24%	(0.37)%	(0.45)%	(0.85)%	(1.01)%
Portfolio Turnover Rate	182%	66%	49%	71%	92%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 15.85	$ 12.81	$ 13.43	$ 11.23	$ 12.19
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.13)	(0.30)	(0.30)	(0.25)	(0.24)
Net realized and unrealized gain (loss)	(0.06)	3.34	(0.32)	2.45	(0.72)
Total from investment operations	(0.19)	3.04	(0.62)	2.20	(0.96)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 15.66	$ 15.85	$ 12.81	$ 13.43	$ 11.23

Total Return*	(1.20)%	23.73%	(4.62)%	19.59%	(7.88)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,839	$ 1,924	$ 1,819	$ 2,175	$ 1,588
Ratio of net operating expenses to
average net assets	2.28%	2.53%	2.59%	2.74%	2.66%
Ratio of net investment income (loss) to
average net assets	(0.79)%	(2.07)%	(2.04)%	(2.06)%	(1.93)%
Portfolio Turnover Rate	167%	104%	125%	147%	129%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.66		$ 10.50	$ 12.53	$ 11.25	$ 10.29
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)		(0.14)	(0.22)	(0.21)	(0.19)
Net realized and unrealized gain (loss)	(0.29)		1.81	0.04	2.87	1.15
Total from investment operations	(0.41)		1.67	(0.18)	2.66	0.96
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(0.78)		(2.51)	(1.85)	(1.38)	-
Total dividends and distributions	(0.78)		(2.51)	(1.85)	(1.38)	-

Net Asset Value, End of Year	$ 8.47		$ 9.66	$ 10.50	$ 12.53	$ 11.25

Total Return*	(4.44)%		17.89%	(1.62)%	24.24%	9.33%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 488		$ 607	$ 901	$ 927	$ 851
Ratio of net operating expenses to
average net assets (3)	2.44%	(2)	2.64%	3.00%	2.89%	2.85%
Ratio of net investment income (loss) to
average net assets	(1.32)%		(1.39)%	(1.95)%	(1.79)%	(1.65)%
Portfolio Turnover Rate	89%		78%	130%	75%	76%

	Small Cap Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.57		$ 11.77	$ 14.55	$ 12.25	$ 10.76
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)		(0.10)	(0.19)	(0.23)	(0.16)
Net realized and unrealized gain (loss)	(0.28)		1.41	0.91	2.54	1.87
Total from investment operations	(0.34)		1.31	0.72	2.31	1.71
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)
Total dividends and distributions	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)

Net Asset Value, End of Year	$ 7.46		$ 10.57	$ 11.77	$ 14.55	$ 12.25

Total Return*	(3.46)%		12.17%	5.95%	18.90%	16.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 428		$ 618	$ 680	$ 799	$ 898
Ratio of net operating expenses to
average net assets	2.69%		2.32%	2.85%	2.85%	2.61%
Ratio of net investment income (loss) to
average net assets	(0.75)%		(0.86)%	(1.53)%	(1.66)%	(1.40)%
Portfolio Turnover Rate	58%		42%	35%	17%	11%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.41% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.44% for the year ended August 31,2008; 2.64% for the year ended August 31, 2007; 3.05% year ended August 31, 2006; 2.89% for the year ended August 31, 2005; and 2.85% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 13.65		$ 12.11	$ 9.96	$ 8.31	$ 6.93
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)		(0.01)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	(2.31)		1.55	2.22	1.69	1.45
Total from investment operations	(2.32)		1.54	2.15	1.65	1.38
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 11.33		$ 13.65	$ 12.11	$ 9.96	$ 8.31

Total Return*	(16.97)%		12.72%	21.59%	19.86%	19.91%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 506		$ 724	$ 645	$ 575	$ 595
Ratio of net operating expenses to
average net assets (2)	2.93%		2.82%	2.91%	3.00%	3.30%
Ratio of net investment income (loss) to
average net assets	(0.05)%		(0.02)%	(0.65)%	(0.40)%	(0.94)%
Portfolio Turnover Rate	70%		83%	69%	74%	183%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 13.82		$ 12.70	$ 13.80	$ 12.11	$ 11.14
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.29)		(0.29)	(0.35)	(0.25)	(0.22)
Net realized and unrealized gain (loss)	(0.19)		1.41	(0.75)	1.94	1.19
Total from investment operations	(0.48)		1.12	(1.10)	1.69	0.97
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 13.34		$ 13.82	$ 12.70	$ 13.80	$ 12.11

Total Return*	(3.47)%		8.82%	(7.97)%	13.95%	8.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,379		$ 2,950	$ 4,262	$ 6,851	$ 9,302
Ratio of net operating expenses to
average net assets (4)	3.30%	(3)	3.13%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.16)%		(2.15)%	(2.61)%	(2.00)%	(1.83)%
Portfolio Turnover Rate	15%		25%	16%	111%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.93% for the year ended August 31, 2008; 2.82% for the year ended August 31, 2007; 2.91% for the year ended August 31, 2006; 3.00% for the year ended August 31, 2005; and 3.44% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.98% for the same period for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; 3.38% for the year ended August 31, 2006; 3.44% for the year ended August 31, 2005; and 3.37% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.22		$ 6.99	$ 7.14	$ 5.47	$ 6.45
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.23)		(0.22)	(0.21)	(0.16)	(0.20)
Net realized and unrealized gain (loss)	(0.67)		2.45	0.06	1.83	(0.78)
Total from investment operations	(0.90)		2.23	(0.15)	1.67	(0.98)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 8.32		$ 9.22	$ 6.99	$ 7.14	$ 5.47

Total Return*	(9.76)%		31.90%	(2.10)%	30.53%	(15.19)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 586		$ 720	$ 775	$ 970	$ 1,071
Ratio of net operating expenses to
average net assets (3)	3.30%	(2)	3.22%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.60)%		(2.73)%	(2.88)%	(2.45)%	(3.06)%
Portfolio Turnover Rate	314%		163%	99%	70%	53%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 32.37		$ 28.24	$ 26.16	$ 17.40	$ 14.15
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.64)		(0.68)	(0.61)	(0.45)	(0.30)
Net realized and unrealized gain (loss)	3.89		5.73	3.05	9.21	3.55
Total from investment operations	3.25		5.05	2.44	8.76	3.25
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(10.85)		(0.92)	(0.36)	-	-
Total dividends and distributions	(10.85)		(0.92)	(0.36)	-	-

Net Asset Value, End of Year	$ 24.77		$ 32.37	$ 28.24	$ 26.16	$ 17.40

Total Return*	9.61%		18.31%	9.33%	50.34%	22.97%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 180		$ 185	$ 225	$ 104	$ 67
Ratio of net operating expenses to
average net assets (5)	3.30%	(4)	3.30%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.26)%		(2.27)%	(2.09)%	(2.16)%	(1.80)%
Portfolio Turnover Rate	139%		87%	34%	65%	88%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.23% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007; 3.73% for the year ended August 31, 2006; 3.69% for the year ended August 31, 2005; and 3.32% for the year ended August 31, 2004.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.22% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; 3.41% for the year ended August 31, 2006; 3.93% for the year ended August 31, 2005; and 3.93% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 11.25		$ 12.78	$ 12.15	$ 11.36	$ 10.83
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)		(0.19)	(0.11)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	(2.20)		0.89	1.61	1.71	0.74
Total from investment operations	(2.29)		0.70	1.50	1.48	0.53
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(1.15)		(2.23)	(0.87)	(0.69)	-
Total dividends and distributions	(1.15)		(2.23)	(0.87)	(0.69)	-

Net Asset Value, End of Year	$ 7.81		$ 11.25	$ 12.78	$ 12.15	$ 11.36

Total Return*	(22.51)%		4.13%	12.53%	12.94%	4.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 61		$ 111	$ 117	$ 111	$ 101
Ratio of net operating expenses to
average net assets (2)	3.30%		3.30%	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(0.91)%		(1.49)%	(0.89)%	(1.93)%	(1.87)%
Portfolio Turnover Rate	87%		92%	159%	150%	199%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.76		$ 9.69	$ 9.91	$ 10.18	$ 10.53
Income (Loss) from Investment Operations:
Net investment income (loss)	0.26		0.23	0.20	0.17	0.20
Net realized and unrealized gain (loss)	0.15		0.07	(0.16)	(0.09)	0.03
Total from investment operations	0.41		0.30	0.04	0.08	0.23
Dividends and Distributions:
Dividends from net investment income	(0.26)		(0.23)	(0.20)	(0.17)	(0.20)
Distributions from realized gains	-		-	(0.06)	(0.18)	(0.38)
Total dividends and distributions	(0.26)		(0.23)	(0.26)	(0.35)	(0.58)

Net Asset Value, End of Year	$ 9.91		$ 9.76	$ 9.69	$ 9.91	$ 10.18

Total Return*	4.27%		3.14%	0.40%	0.75%	2.34%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 668		$ 714	$ 1,015	$ 1,199	$ 1,251
Ratio of net operating expenses to
average net assets (4)	2.40%	(3)	2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	2.67%		2.41%	2.07%	1.69%	1.97%
Portfolio Turnover Rate	39%		49%	35%	50%	33%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.28% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; 4.37% for the year ended August 31, 2006; 4.70% for the year ended August 31, 2005; and 4.13% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; 2.66% for the year ended August 31, 2006; 2.78% for the year ended August 31, 2005; and 2.81% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.01		$ 10.21	$ 10.42	$ 10.52	$ 10.33
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22		0.22	0.22	0.21	0.24
Net realized and unrealized gain (loss)	0.00	**	(0.19)	(0.18)	(0.02)	0.25
Total from investment operations	0.22		0.03	0.04	0.19	0.49
Dividends and Distributions:
Dividends from net investment income	(0.22)		(0.22)	(0.22)	(0.21)	(0.24)
Distributions from realized gains	(0.06)		(0.01)	(0.03)	(0.08)	(0.06)
Total dividends and distributions	(0.28)		(0.23)	(0.25)	(0.29)	(0.30)

Net Asset Value, End of Year	$ 9.95		$ 10.01	$ 10.21	$ 10.42	$ 10.52

Total Return*	2.21%		0.33%	0.40%	1.86%	4.81%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 343		$ 322	$ 313	$ 329	$ 325
Ratio of net operating expenses to
average net assets (2)	2.40%		2.40%	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	2.18%		2.21%	2.16%	2.02%	2.24%
Portfolio Turnover Rate	3%		33%	19%	25%	29%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.04	0.03	0.01	0.00	**
Net realized and unrealized gain (loss)	-		-	-	-	-
Total from investment operations	0.02		0.04	0.03	0.01	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.01)	-
Distributions from realized gains	-		-	-	-	(0.00)	**
Total dividends and distributions	(0.02)		(0.04)	(0.03)	(0.01)	(0.00)	**

Net Asset Value, End of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return*	2.08%		4.10%	3.32%	1.28%	0.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 432		$ 464	$ 575	$ 640	$ 688
Ratio of net operating expenses to
average net assets (3)	1.25%		2.25%	2.25%	2.25%	2.09%
Ratio of net investment income (loss) to
average net assets	2.12%		4.07%	3.27%	1.26%	0.00%
Portfolio Turnover Rate	N/A		N/A	N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; 3.16% for the year ended August 31, 2006; 3.10% for the year ended August 31, 2005; and 2.90% for the year ended August 31, 2004.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.32% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; 2.64% for the year ended August 31, 2006; 2.72% for the year ended August 31, 2005; and 3.74% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

CLASS C SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the Statement of Additional Information  can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust’s Investment Company Act file number is 811-08542.

CLASS I SHARES
PROSPECTUS DATED DECEMBER 31, 2008

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program® (the "SaratogaSHARP® Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	4
MUNICIPAL BOND PORTFOLIO	8
LARGE CAPITALIZATION VALUE PORTFOLIO	12
LARGE CAPITALIZATION GROWTH PORTFOLIO	16
MID CAPITALIZATION PORTFOLIO	20
SMALL CAPITALIZATION PORTFOLIO	26
INTERNATIONAL EQUITY PORTFOLIO	30
HEALTH & BIOTECHNOLOGY PORTFOLIO	35
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	41
FINANCIAL SERVICES PORTFOLIO	47
ENERGY & BASIC MATERIALS PORTFOLIO	53
SUMMARY OF TRUST EXPENSES	59
ADDITIONAL INVESTMENT STRATEGY INFORMATION	62
ADDITIONAL RISK INFORMATION	63
PORTFOLIO HOLDINGS	65
INVESTMENT MANAGER	65
ADVISERS	66
ADMINISTRATION	67
SHAREHOLDER INFORMATION	68
PRICING OF PORTFOLIO SHARES	68
PURCHASE OF SHARES	68
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES	71
REDEMPTION OF SHARES	72
DIVIDENDS AND DISTRIBUTIONS	74
TAX CONSEQUENCES	75
ADDITIONAL INFORMATION	76
FINANCIAL HIGHLIGHTS	77

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The U.S. Government Money Market Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's Investment Department.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

An application filed by the Portfolio has been accepted by the Treasury for participation in the Temporary Guarantee Program for Money Market Funds (the “Guarantee Program”).

Under the Guarantee Program, the Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008.  (Additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered by the Guarantee Program.)

The Portfolio will bear the expense of participating in the Guarantee Program, which remains in effect until April 30, 2009.

Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities, which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.38% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was 0.98%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.  You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Portfolio:	3.88%	1.97%	2.80%
90 Day T-Bills	4.77%	3.12%	3.71%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(1)	4.31%	2.43%	3.14%

(1)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury Obligations with dollar-weighted average maturities of less than 90 days.  These funds intend to keep a constant net asset value.  Indexes are not managed, and it is not possible to invest directly in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC (“Fox”). The Portfolio is managed by a management team consisting of portfolio managers and analysts and is led by Douglas Edler, CFA, who leads the fixed-income effort at Fox. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mr. Edler and William Dodge, CFA. Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J.P. Morgan & Co. Inc., where he co-managed that firm's proprietary fixed income investment portfolio.  Mr. Dodge is CEO/CIO and President of Fox.  Prior to joining Fox, Mr. Dodge founded and operated Nine Gates Capital from 2003 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed- income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with investing in junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 4.44% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was –1.75% (quarter ended June 30, 2004).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was 0.16%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	6.36%	3.05%	4.71%
Return After Taxes on Distributions	5.06%	1.74%	2.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.10%	1.90%	3.02%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index(1)	7.39%	4.06%	5.76%
Lipper Short-Intermediate Investment Grade Debt Funds Index(2)	5.39%	3.45%	4.89%

(1)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Intermediate Government/Credit Bond Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.  Such costs would lower performance.  Investors may not invest directly in the Index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Municipal Bond Portfolio is advised by Oppenheimer Capital LLC (“Oppenheimer Capital”). The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Gerald E. Thunelius, Martin Fetherston and Michael T. Allen.  Mr. Thunelius is a Senior Vice President and Director of Fixed Income Management for Oppenheimer Capital and a portfolio manager/analyst in its fixed income group.  Prior to joining Oppenheimer Capital in December 2006, Mr. Thunelius was Chief Investment Officer at Gartmore Morley Financial from February 2006 through December 2006.  Prior to that, he was with the Dreyfus Corporation from 1989 through 2005, where he was the Director of Taxable Fixed Income from 1999 though 2005.  Mr. Fetherston is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2007, he was a portfolio manager for First Investors Management Company where he managed the investment grade and corporate bonds portfolios from 2006-2007.  From 2001 to 2005, Mr. Fetherston was a senior portfolio manager at the Dreyfus Corporation.  He is a CFA charterholder and a member of both the CFA Institute and the New York Society of Security Analysts.  Mr. Allen is a Vice President and portfolio manager/analyst in Oppenheimer Capital’s fixed income group.  Prior to joining Oppenheimer Capital in 2008, he was  a PIMCO portfolio specialist for Allianz Global Investors Distributors from January 2007 to October 2008.  Formerly, Mr. Allen was a financial consultant with Robert J. Reby & Company during 2005 to 2007 and held asset management and analyst positions at Dreyfus Corporation from August 2003 to June 2005.  Mr. Allen holds an MBA in Finance from New York University’s Stern School of Business and a BS in Finance from Pennsylvania State University.  He is a member of both the CFA Institute and the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

TAX RISK.  There is no guarantee that the Municipal Bond Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Municipal Bond Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

            During the periods shown in the bar chart, the highest return for a calendar quarter was 5.62% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was –2.52% (quarter ended June 30, 1999).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -1.44%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Municipal Bond Portfolio:
Return Before Taxes	2.71%	2.67%	3.62%
Return After Taxes on Distributions	2.57%	2.56%	3.51%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.95%	2.71%	3.57%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index (1)	3.36%	4.30%	5.18%
Lipper General Municipal Debt Funds Index (2)	1.38%	3.92%	4.44%

(1)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds, which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in an Index.

(2)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Large Capitalization Value Portfolio is advised by M.D. Sass Investors Services, Inc. (“M.D. Sass”).  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  He holds a B.S. in Accounting from Brooklyn College and studied finance in graduate programs at New York University and City College of New York.  Mr. Sass has 44 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.   In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –20.84% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -36.30%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	-9.34%	10.39%	3.51%
Return After Taxes on Distributions	-11.20%	9.91%	2.53%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.65%	9.05%	2.64%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index (1)	1.97%	14.97%	6.67%
Morningstar Large Value Average (2)	1.30%	12.89%	6.20%

(1)

The S&P 500®/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in the Index.

(2)

The Morningstar Large Value Average (“Large Value Average”), as of December 31, 2007, consisted of 1,432 mutual funds comprised of large market capitalization value stocks.  The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Large Capitalization Growth Portfolio is advised by Loomis Sayles & Company, L.P. (“Loomis Sayles”). Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA, Pamela N. Czekanski, CFA and Richard D. Skaggs, CFA.  Each of Mr. Baribeau, Ms. Czekanski and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989, 1995 and 1994, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential:  (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

GROWTH STYLE RISK. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –24.39% (quarter ended September 30, 2001).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -32.65%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	37.35%	14.51%	3.43%
Return After Taxes on Distributions	37.35%	14.51%	2.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	24.28%	12.77%	2.86%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index (1)	9.09%	10.74%	4.42%
Morningstar Large Growth Average (2)	13.16%	12.33%	4.93%

(1)

The S&P 500®/Citigroup Growth Index,  is a broad, unmanaged, market-capitalization weighted Index which is the successor to the S&P 500®/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500®/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

(2)

The Morningstar Large Growth Average (“Large Growth Average”), as of December 31, 2007, consisted of 1,748 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Mid Capitalization Portfolio seeks long-term capital appreciation.

THE ADVISER

The Mid Capitalization Portfolio is advised by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).  The Portfolio is advised by the firm’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 16 years of investment management/financial analysis and accounting experience. Mr. Wallis earned his MBA from Harvard Business School.  Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Mr. Weber has 11 years of investment management and financial analysis experience. Before joining Vaughan Nelson, he was a Vice President-Investment Banking (2001-2003) and Senior Associate-Investment Banking (2000-2001) at RBC Capital Markets.  Mr. Weber earned his MBA from Tulane University. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in March 2006.  Prior to joining the firm he was a Vice President, Credit Arbitrage and Asset Investments, at Koch Capital Markets from 2001 to 2006.  Mr. Alff earned his MBA from Harvard Business School.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The $1-15 billion dollar range is believed appropriate by the Adviser in light of the broad market capitalization range of the Russell Midcap® Index. As of October 31, 2008, the average market capitalization of the Russell Midcap® Index was approximately $5.6 billion; the median market capitalization was approximately $2.6 billion; and the largest company in the Index had an approximate market capitalization of $16.4 billion. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in mid capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood.

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

MEDIUM AND SMALL CAPITALIZATION COMPANIES. The Portfolio will invest primarily in companies with a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to any holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in U.S. and foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies as described in “Medium and Small Capitalization Companies” above.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below shows the performance of the Class I shares of the Portfolio. The table gives some indication of the risks of an investment in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past four calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the period shown in the bar chart, the highest return for a calendar quarter was 14.03% (quarter ended December 31, 2004) and the lowest return for a calendar quarter was -3.93% (quarter ended June 30, 2006).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -15.58%.

*Class I shares of the Portfolio commenced operations on January 7, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past	Life of Portfolio
	1 Year	(Since 1/7/03)
Mid Capitalization Portfolio:
Return Before Taxes	8.14%	14.44%
Return After Taxes on Distributions	5.82%	12.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.84%	11.99%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index (1)	5.60%	17.38%
Morningstar Mid Capitalization Blend Average (2)	4.43%	15.43%

(1)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. As of June 22, 2007, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had an approximate market capitalization of $18.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(2)

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of December 31, 2007, consisted of 494 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Small Capitalization Portfolio is advised by Fox.  The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, who is the key small-cap member on the firm's Investment Committee. Mr. Greene is a Managing Director and Co-Director of Small-Cap Equities.  Mr. Greene joined the firm in 1998 from Chris Blair Asset Management.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at October 31, 2008 was $11 million to $3.8 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock.

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

MICRO-CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.62% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998). For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -4.86%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
Small Capitalization Portfolio:
Return Before Taxes	2.93%	15.15%	8.30%
Return After Taxes on Distributions	-1.14%	12.78%	5.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.30%	13.12%	5.69%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index (1)	-1.57%	16.25%	7.08%
Morningstar Small Blend Average (2)	-1.37%	15.61%	8.98%

(1)

The Russell 2000® Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks, which are included in the Russell 3000® Index. The common stocks included in the Russell 2000® Index represent approximately 10% of the total market capitalization of the Russell 3000® Index.. The Russell 3000 ® Index is an unmanaged Index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000® Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest directly in an Index.

(2)

The Morningstar Small Blend Average (“Small Blend Average”), as of December 31, 2007, consisted of 645 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The International Equity Portfolio seeks long-term capital appreciation.

THE ADVISER

The International Equity Portfolio is advised by Oppenheimer Capital. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Anne Budlong.  Ms. Budlong, a Senior Vice President, is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining Oppenheimer Capital in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Ms. Budlong holds a Bachelor of Arts degree with honors from Williams College.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Portfolio’s investments in foreign issuers will generally take the form of depositary receipts. These are dollar-denominated receipts, which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or OTC in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolio’s  investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.38% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –23.41% (quarter ended September 30, 2002).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -29.92%.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
International Equity Portfolio:
Return Before Taxes	9.25%	18.62%	5.17%
Return After Taxes on Distributions	9.08%	18.55%	4.81%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.23%	16.49%	4.35%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)(1)	11.17%	21.59%	8.66%

(1)

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of December 31, 2007, the MSCI EAFE ® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Health & Biotechnology Portfolio seeks long-term capital growth.

THE ADVISER

The Health & Biotechnology Portfolio is advised by Oak Associates, ltd. (“Oak Associates”). Stock selection for the Portfolio is made by a team that consists of portfolio managers and analysts.  The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Mark W.  Oelschlager.   Mr. Oelschlager currently serves as a Research Analyst and Co-Portfolio Manager at Oak Associates. Mr. Oelschlager, CFA, joined Oak Associates in 2000.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE HEALTHCARE AND BIOTECHNOLOGY SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below show the performance of the Class I shares of the Portfolio. The table gives some indication of the risks of an investment in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past four calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.62% (quarter ended September 30, 2006) and the lowest return for a calendar quarter was  -10.54% (quarter ended June 30, 2006).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -6.51%.

*Class I shares of the Portfolio commenced operations on January 28, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 1/28/03)
Health & Biotechnology Portfolio:
Return Before Taxes	6.43%	6.12%
Return After Taxes on Distributions	6.43%	6.12%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.18%	5.29%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (1)	5.49%	13.58%
S&P 500® Healthcare Index (2)	7.15%	7.90%

(1)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(2)

The S&P 500® Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE

The Technology & Communications Portfolio seeks long-term growth of capital.

THE ADVISER

The Technology & Communications Portfolio is advised by Columbus Circle Investors (“CCI”).  Stock selection for the Portfolio is made by a management team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are co-portfolio managers, Anthony Rizza, CFA and Craig L. Chodash, CFA.  Mr. Rizza, Senior Managing Director, created and has managed CCI’s technology process since January 1, 1995.  Mr. Chodash, Senior Vice President/Senior Securities Analyst, joined CCI in May 2003.  Mr. Chodash is also a member of the New York Society of Security Analysts.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management.  Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past four calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.33% (quarter ended December 31, 2004) and the lowest return for a calendar quarter was  -14.35% (quarter ended September 30, 2004).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -29.10%.

*Class I shares of the Portfolio commenced operations on January 7, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 1/7/03)
Technology & Communications Portfolio:
Return Before Taxes	30.79%	14.20%
Return After Taxes on Distributions	30.79%	14.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.01%	12.48%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (1)	5.49%	11.79%
Lipper Science & Technology Funds Index (2)	16.76%	13.91%

(1)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(2)

The Lipper Science & Technology Funds Index is an equal-weighted, performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Financial Services Portfolio seeks long-term growth of capital.

THE ADVISER

The Financial Services Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio.     Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds.  Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004.  Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager.  Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006.  Ms. Bochman also served as a senior credit analyst at Wellington Management Company, LLP from 2001 to 2004.

 The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.  “Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.   The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past four calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.94% (quarter ended December 31, 2004) and the lowest return for a calendar quarter was –7.45% (quarter ended March 31, 2005).  For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -25.72%.

* Class I shares of the Portfolio commenced operations on January 7, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 1/7/03)
Financial Services Portfolio:
Return Before Taxes	-5.61%	10.40%
Return After Taxes on Distributions	-6.98%	8.69%

Return After Taxes on Distributions and Sale of Portfolio Shares	-1.90%	8.51%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index(1)	5.49%	11.79%
Lipper Financial Services Funds Index (2)	-13.81%	8.62%

(1)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(2)

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Energy & Basic Materials Portfolio seeks long-term growth of capital.

THE ADVISER

The Energy & Basic Materials Portfolio is advised by Loomis Sayles.  Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles.  Mr. Carroll joined Loomis Sayles in 1996.  Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager.  Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles’ equity department, focusing on energy and energy-related companies.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

PREFERRED STOCKS. The Portfolio may invest in preferred stocks.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

CONVERTIBLE SECURITIES. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

WARRANTS. The Portfolio may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

CONCENTRATION IN THE ENERGY AND BASIC MATERIALS SECTORS. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the past four calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.05% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -13.23% (quarter ended September 30, 2006).   For the period January 1, 2008 through September 30, 2008, the return for the Portfolio's Class I shares was -22.35%.

* Class I shares of the Portfolio commenced operations on January 7, 2003.

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Life of Portfolio (Since 1/7/03)
Energy & Basic Materials Portfolio:
Return Before Taxes	32.97%	25.44%
Return After Taxes on Distributions	27.37%	24.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	28.61%	22.68%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index (1)	5.49%	11.79%
Lipper Natural Resources Funds Index (2)	39.64%	31.64%

(1)

The S&P 500® Total Return Index is a broad-based, unmanaged Index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

        (2)

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2008. There are no sales loads or distribution fees.

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	NONE	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	0.475%	0.55%	0.55%	0.65%
Distribution and/or Service (Rule 12b-1) Fees	NONE	NONE	NONE	NONE
Other Expenses (1)	0.795%	0.85%	1.16%	0.87%
Acquired Fund Fees and Expenses (2)	0.00%*	0.01%	0.01%	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	1.27%	1.41%	1.72%	1.52%

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	0.65%	0.75%	0.65%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	NONE	NONE	NONE	NONE
Other Expenses (1)	0.63%	0.66%	1.04%	1.19%
Acquired Fund Fees and Expenses (2)	0.00%*	0.00%*	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	1.28%	1.41%	1.70%	1.95%

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (Rule 12b-1) Fees	NONE	NONE	NONE	NONE
Other Expenses (1)	1.05%	1.14%	2.04%	1.05%
Acquired Fund Fees and Expenses (2)	0.00%*	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolios) **	2.30%	2.40%	3.30%	2.31%

* Amount represents less than one-half of 0.01%.

**EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred. No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  The following are the Expense Caps for Class I shares for each of the Portfolios: U.S. Government Money Market, 1.75%; Investment Quality Bond, 1.90%; Municipal Bond, 1.90%; Large Capitalization Value, 2.60%; Large Capitalization Growth, 2.60%; Mid Capitalization, 2.60%; Small Capitalization, 2.60%; International Equity, 2.90%; Health & Biotechnology, 3.00%; Technology & Communications, 3.00%; Financial Services, 3.00%; and Energy & Basic Materials, 3.00%

For the fiscal year ended August 31, 2008 the net expenses for the Portfolios were: U.S. Government Money Market, 1.25% (taking into account the expense reimbursement/waiver of  0.02%); Investment Quality Bond, 1.40%; Municipal Bond, 1.40% (taking into account the expense reimbursement/waiver of 0.31%); Large Capitalization Value, 1.52%; Large Capitalization Growth, 1.28%; Mid Capitalization, 1.41%; Small Capitalization, 1.69%; International Equity, 1.94%; Health & Biotechnology, 2.30%; Technology & Communications, 2.30% (taking into account the expense reimbursement/waiver of 0.09%);  Financial Services, 2.30% (taking into account the expense reimbursement/waiver of 0.99%); and Energy & Basic Materials, 2.30%.  The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.  For the year ended August 31, 2008,the Manager recaptured previously waived/reimbursed fees of $67,406 (which represents 0.47% of the Class I average net assets) for Health & Biotechnology; $19,092 (which represents 0.00% of  the Class I average net assets) for Technology & Communications; $9,428 (which represents 0.09% of the Class I average net assets) for Energy & Basic Materials; $6,423 (which represents 0.04% of the Class I average net assets) for Mid Capitalization; and $5,600 (which represents 0.04% of the Class I average net assets)  for Investment Quality Bond. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/waiver Agreement with Orbitex Management, Inc. (“Predecessor Orbitex Fund” refers to when each of the Portfolios referenced in the preceding sentence previously operated as a separate fund managed by Orbitex Management, Inc.) Prior Board approval is required with respect to any such expense reimbursements. Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)

MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

(2)

Acquired (Underlying) Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of Expense Caps.   The Operating Expenses in the above fee table will not correlate to certain of the expense ratios in the Portfolios’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolios, not the indirect costs of investing in other investment companies (“Acquired Funds”).  Excluding the indirect costs of investing in Acquired Funds, Total Annual Portfolio Operating Expenses would be 1.40% for Investment Quality Bond; 1.71% for Municipal Bond; 1.69% for Small Capitalization; 1.94% for International Equity; 2.39% for Technology & Communications; 3.29% for Financial Services; and 2.30% for Energy & Basic Materials.

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSHARP®  asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and redemptions pursuant to systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU HELD OR SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$129	$144	$175	$155
3 years	403	446	542	480
5 years	697	771	933	829
10 years	1,534	1,691	2,030	1,813

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio
1 year	$130	$144	$173	$198
3 years	406	446	536	612
5 years	702	771	923	1,052
10 years	1,545	1,691	2,009	2,275

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$233	$243	$333	$234
3 years	718	748	1,015	721
5 years	1,230	1,280	1,722	1,235
10 years	2,636	2,736	3,595	2,646

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's non-principal investment strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets.   No more than 5% of a Portfolio's net assets will be invested in any one ETF.

REAL ESTATE INVESTMENT TRUSTS.  Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests.  A shareholder, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuation, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

SMALL AND MEDIUM SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

REAL ESTATE INVESTMENT TRUSTS.   REITs expose a Portfolio to the risks of the real estate market.  These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended.  REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type.  In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.  The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

ADVISERS

The following sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 2008, Reich & Tang had approximately $15.7 billion in assets under management.

Oppenheimer Capital LLC (“Oppenheimer Capital”), a registered investment adviser, which was founded in 1969, serves as the Adviser to the Municipal Bond Portfolio and the International Equity Portfolio.  Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1969.  As of September 30, 2008, Oppenheimer Capital advised accounts having assets in excess of $13.6 billion. Oppenheimer Capital LLC is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.  Oppenheimer Capital is wholly-owned by Allianz Global Investors NY Holdings LLC, a subsidiary of Allianz Global Investors Management Partners LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”).  Allianz SE has majority ownership of, and controls, AGI and its subsidiaries, including Oppenheimer Capital.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2008, assets under management by Fox were approximately $2.8 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2008, M.D. Sass advised accounts having assets of approximately $13.4 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $120.5 billion as of September 30, 2008.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2008, Oak Associates had approximately $1.1 billion in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., owns a majority interest in Columbus Circle Investors.  Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 2008, Columbus Circle Investors had approximately $13.2 billion in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3701, serves as the Adviser to the Mid Capitalization Portfolio.  With $7.8 billion of assets under management as of September 30, 2008, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2008.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, NY 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, NY 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the New York Stock Exchange will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Fund and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

            1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $25,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under current law, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004 and August 31, 2003 has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio for the fiscal years ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2008 annual report which is available upon request.  The financial highlights for the years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and Mid Capitalization Portfolio had fiscal year ends of April 30.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 21.99	$ 20.13	$ 18.26	$ 16.49	$ 14.72
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21	0.14	0.11	0.03	(0.00)	**
Net realized and unrealized gain (loss)	(6.46)	1.84	1.78	1.74	1.77
Total from investment operations	(6.25)	1.98	1.89	1.77	1.77
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.02)	-	-
Distributions from realized gains	(2.56)	-	-	-	-
Total dividends and distributions	(2.73)	(0.12)	(0.02)	-	-

Net Asset Value, End of Year	$ 13.01	$ 21.99	$ 20.13	$ 18.26	$ 16.49

Total Return*	(31.45)%	9.80%	10.36%	10.73%	12.02%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 22,021	$ 38,835	$ 42,149	$ 42,198	$ 56,345
Ratio of net operating expenses to
average net assets	1.52%	1.43%	1.52%	1.65%	1.73%
Ratio of net investment income (loss) to
average net assets	1.25%	0.63%	0.55%	0.15%	(0.01)%
Portfolio Turnover Rate	182%	66%	49%	71%	92%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 17.27	$ 13.82	$ 14.34	$ 11.87	$ 12.75
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	(0.17)	(0.16)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	(0.07)	3.62	(0.36)	2.61	(0.76)
Total from investment operations	(0.03)	3.45	(0.52)	2.47	(0.88)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 17.24	$ 17.27	$ 13.82	$ 14.34	$ 11.87

Total Return*	(0.17)%	24.96%	(3.63)%	20.81%	(6.90)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 33,260	$ 35,895	$ 34,116	$ 37,560	$ 35,358
Ratio of net operating expenses to
average net assets	1.28%	1.53%	1.59%	1.74%	1.66%
Ratio of net investment income (loss) to
average net assets	0.20%	(1.07)%	(1.05)%	(1.04)%	(0.93)%
Portfolio Turnover Rate	167%	104%	125%	147%	129%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 10.42		$ 11.04	$ 12.96	$ 11.49	$ 10.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)		(0.04)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(0.33)		1.93	0.04	2.95	1.17
Total from investment operations	(0.36)		1.89	(0.07)	2.85	1.09
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(0.78)		(2.51)	(1.85)	(1.38)	-
Total dividends and distributions	(0.78)		(2.51)	(1.85)	(1.38)	-

Net Asset Value, End of Year	$ 9.28		$ 10.42	$ 11.04	$ 12.96	$ 11.49

Total Return*	(3.59)%		19.19%	(0.62)%	25.46%	10.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 12,964		$ 11,571	$ 10,469	$ 8,622	$ 6,940
Ratio of net operating expenses to
average net assets (3)	1.41%	(2)	1.64%	2.00%	1.89%	1.85%
Ratio of net investment income (loss) to
average net assets	(0.30)%		(0.39)%	(0.94)%	(0.79)%	(0.65)%
Portfolio Turnover Rate	89%		78%	130%	75%	76%

	Small Cap Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 12.14		$ 13.05	$ 15.63	$ 13.02	$ 11.32
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.03	(0.07)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	(0.32)		1.57	0.99	2.72	1.97
Total from investment operations	(0.30)		1.60	0.92	2.62	1.92
Dividends and Distributions:
Dividends from net investment income	(0.01)		-	-	-	-
Distributions from realized gains	(2.77)		(2.51)	(3.50)	(0.01)	(0.22)
Total dividends and distributions	(2.78)		(2.51)	(3.50)	(0.01)	(0.22)

Net Asset Value, End of Year	$ 9.06		$ 12.14	$ 13.05	$ 15.63	$ 13.02

Total Return*	(2.50)%		13.35%	6.99%	20.16%	17.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,124		$ 14,919	$ 16,175	$ 17,564	$ 22,532
Ratio of net operating expenses to
average net assets	1.69%		1.32%	1.85%	1.85%	1.61%
Ratio of net investment income (loss) to
average net assets	0.25%		0.27%	(0.53)%	(0.66)%	(0.40)%
Portfolio Turnover Rate	58%		42%	35%	17%	11%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio: 1.41% for the year ended August 31, 2008; 1.64% for the year ended August 31, 2007; 2.03% for the year ended August 31, 2006; 1.89% for the year ended August 31, 2005; and 1.85% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 14.73		$ 12.97	$ 10.62	$ 8.76	$ 7.24
Income (Loss) from Investment Operations:
Net investment income (loss)	0.14		0.13	0.04	0.06	-
Net realized and unrealized gain (loss)	(2.49)		1.66	2.37	1.80	1.52
Total from investment operations	(2.35)		1.79	2.41	1.86	1.52
Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.03)	(0.06)	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	(0.16)		(0.03)	(0.06)	-	-

Net Asset Value, End of Year	$ 12.22		$ 14.73	$ 12.97	$ 10.62	$ 8.76

Total Return*	(16.16)%		13.82%	22.75%	21.23%	20.99%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,867		$ 14,108	$ 13,507	$ 10,364	$ 10,854
Ratio of net operating expenses to
average net assets (2)	1.94%		1.82%	1.91%	2.00%	2.30%
Ratio of net investment income (loss) to
average net assets	1.00%		0.92%	0.32%	0.63%	0.06%
Portfolio Turnover Rate	70%		83%	69%	74%	183%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 14.72		$ 13.40	$ 14.42	$ 12.53	$ 11.41
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)		(0.17)	(0.22)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	(0.21)		1.49	(0.80)	2.02	1.22
Total from investment operations	(0.35)		1.32	(1.02)	1.89	1.12
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 14.37		$ 14.72	$ 13.40	$ 14.42	$ 12.53

Total Return*	(2.38)%		9.85%	(7.07)%	15.08%	9.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,199		$ 2,137	$ 2,250	$ 1,524	$ 956
Ratio of net operating expenses to
average net assets (4)	2.30%	(3)	2.13%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.02)%		(1.15)%	(1.55)%	(0.99)%	(0.83)%
Portfolio Turnover Rate	15%		25%	16%	111%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 1.94% for the year ended August 31, 2008; 1.82% for the year ended August 31, 2007; 1.91% for the year ended August 31, 2006; 2.00% for the year ended August 31, 2005; and 2.44% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.83% for the same period for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.30% for the year ended August 31, 2008; 2.13% for the year ended August 31, 2007; 2.38% for the year ended August 31, 2006; 2.45% for the year ended August 31, 2005; and 2.37% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.95		$ 7.47	$ 7.55	$ 5.73	$ 6.70
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)		(0.15)	(0.15)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	(0.71)		2.63	0.07	1.93	(0.83)
Total from investment operations	(0.86)		2.48	(0.08)	1.82	(0.97)
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	-		-	-	-	-
Total dividends and distributions	-		-	-	-	-

Net Asset Value, End of Year	$ 9.09		$ 9.95	$ 7.47	$ 7.55	$ 5.73

Total Return*	(8.64)%		33.20%	(1.06)%	31.76%	(14.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 7,317		$ 3,915	$ 1,914	$ 1,440	$ 689
Ratio of net operating expenses to
average net assets (2)	2.30%		2.22%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.57)%		(1.73)%	(1.87)%	(1.54)%	(2.06)%
Portfolio Turnover Rate	314%		163%	99%	70%	53%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 34.71		$ 29.93	$ 27.43	$ 18.06	$ 14.55
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.39)		(0.40)	(0.33)	(0.25)	(0.15)
Net realized and unrealized gain (loss)	4.17		6.10	3.19	9.62	3.66
Total from investment operations	3.78		5.70	2.86	9.37	3.51
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(10.85)		(0.92)	(0.36)	-	-
Total dividends and distributions	(10.85)		(0.92)	(0.36)	-	-

Net Asset Value, End of Year	$ 27.64		$ 34.71	$ 29.93	$ 27.43	$ 18.06

Total Return*	10.71%		19.48%	10.44%	51.88%	24.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,931		$ 3,144	$ 3,632	$ 2,015	$ 1,729
Ratio of net operating expenses to
average net assets (4)	2.30%	(3)	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.28)%		(1.27)%	(1.09)%	(1.15)%	(0.80)%
Portfolio Turnover Rate	139%		87%	34%	65%	88%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio:  2.39% for the year ended August 31, 2008; 2.22% for the year ended August 31, 2007; 2.73% for the year ended August 31, 2006; 2.75% for the year ended August 31, 2005; and 2.32% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.21% for the same period for the Energy & Basic Materials Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.30% for the year ended August 31, 2008; 2.31% for the year ended August 31, 2007; 2.41%, for the year ended August 31, 2006; 2.93% for the year ended August 31, 2005; and 2.93% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 12.13		$ 13.50	$ 12.66	$ 11.69	$ 11.04
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01		(0.07)	0.03	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(2.41)		0.93	1.68	1.77	0.76
Total from investment operations	(2.40)		0.86	1.71	1.66	0.65
Dividends and Distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from realized gains	(1.15)		(2.23)	(0.87)	(0.69)	-
Total dividends and distributions	(1.15)		(2.23)	(0.87)	(0.69)	-

Net Asset Value, End of Year	$ 8.58		$ 12.13	$ 13.50	$ 12.66	$ 11.69

Total Return*	(21.73)%		5.21%	13.74%	14.15%	5.89%
Ratios and Supplemental Data:
Net assets, end of year	$ 1,450,318		$ 1,520,005	$ 1,478,451	$ 1,022,409	$ 774,250
Ratio of net operating expenses to
average net assets (2)	2.30%		2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets	0.13%		(0.49)%	0.24%	(0.92)%	(0.87)%
Portfolio Turnover Rate	87%		92%	159%	150%	199%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.75		$ 9.68	$ 9.90	$ 10.17	$ 10.52
Income (Loss) from Investment Operations:
Net investment income (loss)	0.36		0.33	0.29	0.27	0.30
Net realized and unrealized gain (loss)	0.15		0.07	(0.16)	(0.09)	0.03
Total from investment operations	0.51		0.40	0.13	0.18	0.33
Dividends and Distributions:
Dividends from net investment income	(0.36)		(0.33)	(0.29)	(0.27)	(0.30)
Distributions from realized gains	-		-	(0.06)	(0.18)	(0.38)
Total dividends and distributions	(0.36)		(0.33)	(0.35)	(0.45)	(0.68)

Net Asset Value, End of Year	$ 9.90		$ 9.75	$ 9.68	$ 9.90	$ 10.17

Total Return*	5.30%		4.17%	1.31%	1.77%	3.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13,350		$ 13,905	$ 13,835	$ 14,169	$ 17,449
Ratio of net operating expenses to
average net assets (4)	1.40%	(3)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	3.66%		3.41%	2.98%	2.69%	2.97%
Portfolio Turnover Rate	39%		49%	35%	50%	33%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 3.29% for the year ended August 31, 2008; 3.42% for the year ended August 31, 2007; 3.37% for the year ended August 31, 2006; 3.70% for the year ended August 31, 2005; and 3.13% for the year ended August 31, 2004.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.40% for the year ended August 31, 2008; 1.50% for the year ended August 31, 2007; 1.66% for the year ended August 31, 2006; 1.78% for the year ended August 31, 2005; and 1.81% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 9.99		$ 10.19	$ 10.41	$ 10.50	$ 10.31
Income (Loss) from Investment Operations:
Net investment income (loss)	0.32		0.32	0.32	0.31	0.34
Net realized and unrealized gain (loss)	0.00	**	(0.19)	(0.19)	(0.01)	0.25
Total from investment operations	0.32		0.13	0.13	0.30	0.59
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.32)	(0.32)	(0.31)	(0.34)
Distributions from realized gains	(0.06)		(0.01)	(0.03)	(0.08)	(0.06)
Total dividends and distributions	(0.38)		(0.33)	(0.35)	(0.39)	(0.40)

Net Asset Value, End of Year	$ 9.93		$ 9.99	$ 10.19	$ 10.41	$ 10.50

Total Return*	3.24%		1.33%	1.30%	2.98%	5.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,067		$ 4,173	$ 4,849	$ 6,038	$ 7,892
Ratio of net operating expenses to
average net assets (2)	1.40%		1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	3.16%		3.21%	3.16%	3.02%	3.24%
Portfolio Turnover Rate	3%		33%	19%	25%	29%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2008(1)		2007(1)	2006(1)	2005(1)	2004(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.04	0.03	0.01	(0.00)	**
Net realized and unrealized gain (loss)	-		-	-	-	-
Total from investment operations	0.02		0.04	0.03	0.01	(0.00)	**
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.01)	-
Distributions from realized gains	-		-	-	-	(0.00)	**
Total dividends and distributions	(0.02)		(0.04)	(0.03)	(0.01)	(0.00)	**

Net Asset Value, End of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return*	2.07%		4.10%	3.31%	1.28%	0.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 26,601		$ 16,027	$ 17,339	$ 18,052	$ 22,247
Ratio of net operating expenses to
average net assets (3)	1.25%		1.25%	1.25%	1.25%	1.09%
Ratio of net investment income (loss) to
average net assets	1.93%		4.07%	3.28%	1.23%	0.00%
Portfolio Turnover Rate	N/A		N/A	N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.71% for the year ended August 31, 2008; 1.60% for the year ended August 31, 2007; 2.16% for the year ended August 31, 2006; 2.09% for the year ended August 31, 2005; and 1.90% for the year ended August 31, 2004.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.27% for the year ended August 31, 2008; 1.38% for the year ended August 31, 2007; 1.63% for the year ended August 31, 2006; 1.24% for the year ended August 31, 2005; and 1.74% for the year ended August 31, 2004.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

CLASS I SHARES
PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1- (800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2008

Income Portfolios:	Equity Portfolios:
U.S. Government Money Market Portfolio Investment Quality Bond Portfolio Municipal Bond Portfolio

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

(each a "Portfolio" and collectively the "Portfolios")

     This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Trust's Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS and Class C PROSPECTUS, each dated December 31, 2008.  A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

The Trust’s audited financial statements for the fiscal year ended August 31, 2008, including notes thereto and the report of Tait, Weller & Baker LLP, are herein incorporated by reference from the Trust’s annual report.  A copy of the Trust’s Annual Report to Shareholders must accompany this SAI.

     Saratoga Capital Management, LLC, 1101 Stewart Avenue, Suite 207, Garden City, New York 11530-4808, 1-800-807-FUND (1-800-807-3863).

FUND HISTORY	PAGE 3
INVESTMENT OF THE TRUST'S ASSETS	3
INVESTMENT RESTRICTIONS	21
PORTFOLIO HOLDINGS DISCLOSURE POLICY	24
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	26
TRUSTEES AND OFFICERS	33
MANAGEMENT AND OTHER SERVICES	37
DETERMINATION OF NET ASSET VALUE	57
CERTAIN TAX CONSIDERATIONS	60
ADDITIONAL INFORMATION	66
FINANCIAL STATEMENTS	68
APPENDIX A – RATINGS	69
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	74

Notice of Privacy Policy for The Saratoga Advantage Trust

(including notice to California Residents)

     The Saratoga Advantage Trust (the "Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

FUND HISTORY

     The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”).  Each Portfolio is advised by an Investment Adviser, also referred to as an Adviser, selected and supervised by the Manager.

INVESTMENT OF THE TRUST'S ASSETS

     The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainders of the Portfolios are diversified funds within the meaning of the 1940 Act.

     The investment objective and policies of each Portfolio are described in each Prospectus. A further description of each Portfolio's investments and investment methods appears below. Principal investments of each Portfolio are described in each Prospectus. Except as indicated by an asterisk (*) each of the investments below is not considered principal by a Portfolio.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

     Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

     BELOW INVESTMENT GRADE DEBT SECURITIES. Certain of the Portfolios may invest in debt securities that are rated below "investment grade" by Standard and Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Municipal Division ("Fitch") or, if unrated, are deemed by the Investment Advisers to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's, Moody's, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio's investment objective may be more dependent on an Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolios may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COLLATERALIZED MORTGAGE OBLIGATIONS* 1. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

     COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

     The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Portfolio will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     CONVERTIBLE SECURITIES.* As specified in the applicable Prospectuses, certain of the Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

1 Principal investment for Investment Quality Bond Portfolio.

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under  "Investment Restrictions". Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended  (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     UNREGISTERED SECURITIES.  Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks"). Congress has temporarily increased FDIC deposit insurance from $100,000 to $250,000 per depositor through December 31, 2009.  A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Portfolio's securities loans and manages collateral received in connection with these loans.

     WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (10% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed.

This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk.  The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.  Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

     HEDGING. Certain Portfolios may use certain Hedging Instruments. To engage in short hedging, a Portfolio would: (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would: (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

     Additional information about the Hedging Instruments that a Portfolio may use is provided below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     PUTS AND CALLS. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than  nine months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for over-the-counter (“OTC”) options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the Portfolio’s limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.
     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     The Staff of the Securities and Exchange Commission (“SEC”) has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Commodity Futures Trading Commission ("CFTC") eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with their management of the Portfolios, the Manager and the Advisers who trade in futures have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, are not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Trust and each Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth herein.  There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading "Certain Tax Considerations."

     EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income.

     Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions.

     Some Portfolios may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST.*  As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities. It is expected that the Portfolio will invest principally in ADRs, GDRs, and EDRs although it also may invest directly in equity securities. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolio invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.  The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company’s assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.

     FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

     The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading "Certain Tax Considerations."

     ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

     RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this SAI. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the respective Portfolio.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor the Portfolio's Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

     MORTGAGE PASS-THROUGH SECURITIES.*2 Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association ("Ginnie Mae") are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

2 Principal investment for the Investment Quality Bond Portfolio.

     The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

     Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Association ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

     Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac each may borrow from the U.S. Department of the Treasury (the “Treasury”) to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

     RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

     CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

     MUNICIPAL NOTES.* 3 For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

     MUNICIPAL BONDS.* 4 Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

3 Principal investment for Municipal Bond Portfolio.

4 Principal investment for Municipal Bond Portfolio.

     The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

     REPURCHASE AGREEMENTS.* 5 Each Portfolio may invest without limit in repurchase agreements.  A repurchase agreement is an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

     The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio's Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

     SHORT SALES. Certain of the Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

5 Principal investment for U.S. Government Money Market Portfolio.

     When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

     The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

     A Portfolio's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Portfolio. As used in this SAI, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

     The investment objective of each Portfolio, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     3. Invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies; and

      (iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries;

     4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     5. Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

     6. Invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

     7. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     8. Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     9. Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     10. Issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities; or

     11. Make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein.

The following are also fundamental investment restrictions:

     Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

     Investment limitations and restrictions described above apply at the time of investment, except for the limitations and restrictions applicable to borrowings and illiquid securities, which are ongoing.

NON-FUNDAMENTAL POLICIES

     The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

     The 80% investment restriction noted in the Prospectuses of certain Portfolios is also non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

PORTFOLIO HOLDINGS DISCLOSURE

     The Trust’s Board of Trustees and the Manager have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”).  Pursuant to the Policy, the Manager may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Manager’s fiduciary duties to Trust shareholders.  The Manager may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Manager or by any affiliated person of the Manager.  Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.  Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information.  Persons who owe a duty of trust or confidence to the Manager or the Trust (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

          Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

     Shareholders may call 1-800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

     Selective Portfolio Holdings Disclosure.  Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

     Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, the Manager posts on the Trust’s website a profile of each Portfolio, which typically includes the respective Portfolio’s top holdings.

     Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

     The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, post-effective amendments and the Trust’s website to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of the Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of December 8, 2008.  Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons ("Control Persons").

Title of Fund/Class	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record
Mid Capitalization Portfolio – Class A	John Armou 4879 NW 83rd Ct. Ocala, FL 34482	30,627		9.37%

Financial Services Portfolio – Class A	T. Perez Quevedo P.O. Box 2052 Jersey City, NJ 07303-2052	5,800		7.25%
Energy & Basic Materials Portfolio – Class A	Pershing LLC P.O. Box 2052 Jersey City, N.J. 07303-2053		7,673	5.51%
U.S. Government Money Market Portfolio – Class B	Roy May 4508 W. Montrose Chicago, Ill. 60641 Michele L. Opiteck P.O. Box 492 Kailua, HI 96734 Rohanlall Nandlall 1612 Walnut Ridge Circle Canton, MI 48187	58,618 18,587 9,116		50.27% 15.94% 7.82%
Investment Quality Bond Portfolio – Class B	Anthony Yerkovich 46 Market Street Venice, CA 90291 Rohanlall Nandlall 1612 Walnut Ridge Circle Canton, MI 48187	3,768 469		61.37% 7.63%
Municipal Bond Portfolio – Class B	Roy May 4508 W. Montrose Chicago, Ill. 60641	5,550		100.00%
Large Capitalization Value Portfolio – Class B	Pershing LLC Jersey City, NJ 07303-9998 Roy May 4508 W. Montrose Chicago, IL 60641 First Clearing, LLC 6868 Grenelefe Road Boynton Beach, FL 33437-6000	4,494	14.18% 2,637	24.18% 24.09% 14.14%
Large Capitalization Growth Portfolio – Class B	Roy May 4508 W. Montrose Chicago, Ill. 60641 Sal Palazzola 1801 Market Street Philadelphia, PA 19103-1675 Janney Montgomery Scott LLC 1801 market Street Philadelphia, PA 19103-1675 Eugene P. Crimmins 1801 Market Street Philadelphia, PA 18103-1675	4,337 613 562	586	40.51% 5.73% 5.48% 5.25%
Mid Capitalization Portfolio – Class B	Roy May 4508 W. Montrose Chicago, Ill. 60641 MS & Co. FBO R. Mark Schulhof TTEE Mark Schulhof Trust U/A 62 Park Road Scarsdale, NY 10583 95-10 Plans P.O. Box 2891 Mayaguez, PR 00681-2891 UBS Financial Services Inc. FBO Nancy V. Straus 70 Dunning Road New Canaan, CT 06840-4008	6,686	4,259 2,175 1,603	22.65% 14.43% 7.37% 5.43%
International Equity Portfolio – Class B	Roy May 4508 W. Montrose Chicago, Ill. 60641 First National Bank Cust FBO Charles R. Hughes Non def Simple IRA 1894 Hempstead Troy, MI 48083-2633 Sal Palazzola 1801 Market Street Philadelphia, PA 19103-1675	2,019 240	248	49.80% 6.12% 5.92%
Health & Biotechnology Portfolio – Class B	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246		7,359	8.01%
Technology & Communications Portfolio – Class B

UBS Financial Services Inc. FBO Francisco Herrero & Silvette Nater

B-8 Calle Santa Cruz

Bayamon, PR 00961-6902

Merrill Lynch Pierce Fenner & Smith

4800 Deer Lake Drive East

Jacksonville, FL 32246

UBS Financial Services Inc. FBO

P.O. Box 1214

Panama City, FL 32402-1214

			5,996 5,397 4,752	6.88% 6.20% 5.45%
Energy & Basic Materials Portfolio - Class B	William C. Seibert 430 Heights Dr. Gibsonia, PA 15044-6031 Norma L. Lewis 7 Elk Pointe Lane Castle Rock, CO 80108-9166 Donna F. Prokop 294 Garvin Rd. Finleyville, PA 15332	2,272 2,040 2,017		5.94% 5.33% 5.27%

Small Capitalization Portfolio-Class B

Roy May

4508 W. Montrose

Chicago, Ill. 60641

Bear Stearns Securities Corp

1 Metrotech Center North

Brooklyn, NY 11201-3859

U.S. Clearing Corp

26 Broadway

New York, NY 10004-1798

Edward Yanishefsky

2626 Homecrest Avenue

Brooklyn, NY 11235

First National Bank Cust FBO Charles R. Hughes Non def  Simple IRA

1894 Hempstead

Troy, MI 48083-2633

		4,843 1,428	1,000 1,948 760	43.99% 9.08% 6.81% 12.97% 6.91%
Financial Services Portfolio- Class B

LPL Financial Services 1261 A/C

9785 Towne Centre Drive

San Diego, CA 92121-1968

UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Harris Wolser

P.O. Box 3321

1000 Harbor Blvd.

Weehawken, NJ 07086-8154

MS &Co. FBO Barbara S. Bizer TOD Wayne Bizer

1001 SW 93 Terrace

Plantation, FL 33324

Roy May

4508 W. Montrose

Chicago, Ill. 60641

UBS Financial Services, Inc. FBO

11688 E. Caron Street

Scottsdale, AZ 85259-5913

Janet M. No

1358 Sheffield Way

Ft. Myers, FL 33919-2222

		1,096 590	3,193 1, 703 1,292 601	29.03% 15.49% 11.75% 9.97% 5.47% 5.36%
Municipal Bond Portfolio – Class C

Jeanette & Barry Barbararsch

226-17 Hillside Ave

Queens Village, NY 11427

Ellen Marks

4734 Lucerne Lakes Blvd

Lake Worth, FL 33467

Anthony Spadafora

1954 East 34th Street

Brooklyn, NY 11234-4819

Patricia and Thomas Forgetta

27 Old Windmill Crossing

Rocky Hill, CT 06067

		5,476 15,186 5,319 1,965		15.77% 43.74% 15.32% 5.66%
Energy & Basic Materials Portfolio – Class C	Robert Florance 172 Horne Way Millbury, MA 01527 Optionsxpress 311 West Monroe Street Suite 1000 Chicago, IL 60606 Robert A. Vitale 1535 E. 14th Street Brooklyn, NY 11230-7188 James E. Miltner 2528 East 2nd Street Brooklyn, NY 11223 Martin Alfano 38 Wildflower Circle Stroudsburg, PA 18360 Stuart SEP 389 Erskine Rd. Stamford, CT 06903	1,560 361 327 497 411	571	27.31% 9.99% 6.32% 5.72% 8.70% 7.20%
Financial Services Portfolio – Class C	UBS Financial Services Inc. 13703 Rutland Road Goshen, KY 40026 Charles Bradley 1229 Foxden Rd. Apopka, FL 32712-3009 MS & Co. FBO Deborah P. Smith & Craig W. Smith Jtten 1145 S.E. 35th Terrace Cape Coral, FL 33904	1,807	737 358	11.70% 28.68% 5.69%
Mid Capitalization Portfolio – Class C

Scott Passman

521 Andorra Glen Ct.

Lafayette Hill, PA 19444

S.D. Wilcox

PO Box 687

Hudson, NC 28638-0687

Joseph T. Zarcone

234 Crystal Springs Place

Henderson, NV 89074

Callaricha

780 Wagner Dr.

Rochester Hills, MI 48307-2745

Schultome

8747 Edgewood Park Dr.

Commerce Township, MI 48382

		6,248 4,430 3,411 3,259 3,019		10.74% 7.62% 5.86% 5.60% 5.19%
International Equity Portfolio – Class C	Scott Passman 521 Andorra Glen Ct. Lafayette Hill, PA 19444 Paulette Laubsch PO Box 321 Vineland, NJ 08362 Paul Unati 5593 Powder Horn Dr. West Bloomfield, MI 48322-1771 NFS LLC FEBO FBO James V. Wurmnest 469 E. 1400N Rd. Sibley, Ill 61773	7,011 2,097 2,284	3,200	17.30% 5.17% 5.63% 7.89%
Small Cap Portfolio – Class C	Paul Unati 5593 Powder Horn Dr. West Bloomfield, MI 48322-1771 Scott Passman 521 Andorra Glen Ct. Lafayette Hill, PA 19444 Carrie Schumacher 612 N. Maple Street Gilman, IL 60938-1411 Joseph Zarcone 234 Crystal Springs Place Henderson, NV 89074 NFS LLC FEBO FBO Bonnie E. Wurmnest 469 E. 1400N Rd.	4,648 4,068 3,276 3,431	3,281	7.75% 6.78% 5.46% 5.72% 5.47%
U.S. Government Money Market Portfolio – Class C

Bella Brookenthal

5373 Terence Ct.

Bloomfield, MI 48302-2555

Paul  Brookenthal

5373 Terence Ct.

Bloomfield, MI 48302-2555

Raymond G. Cowden

P.O. Box 913Tehachapi, CA 93581

Jacquelyn Decamp

1137 SW 32nd  Lane

Ocala, FL 34474

		36,025 32,836 55,189 28,883		7.58% 6.91% 11.62% 6.08%
Investment Quality Bond Portfolio – Class C	Scott Passman 521 Andorra Glen Ct. Lafayette Hill, PA 19444 Donna Anderson 319 Lake Avenue Bridgeport, CT 06605 Theresa DeMarco 712 Avenue W Brooklyn, NY 11223-5549	6,343 4,920 3,423		10.09% 7.83% 5.45%
Large Capitalization Value Portfolio – Class C	Scott Passman 521 Andorra Glen Ct. Lafayette Hill, PA 19444 Paulette Laubsch PO Box 321 Vineland, NJ 08362	6,336 4,423		7.51% 5.24%
Large Capitalization Growth Portfolio – Class C	Scott Passman 521 Andorra Glen Ct. Lafayette Hill, PA 19444 Paulette M. Laubsch P.O. Box 321 Vineland, NJ 08362-0321	9,495 7,116		8.06% 6.04%
Municipal Bond Portfolio – Class I

John Dakin

720 Valley View Avenue

Monrovia, CA 91016

Carole J. Watson

15461 Del Prado Dr.

Hacienda Heights, CA 91745

Margaret Graham TTEE

Mark Graham & Margaret Graham Living Trust UA DTD 11/27/95 FBO Margaret Graham

32 Choke Cherry Court

Carbondale, CO 81623

		30,991 16,425 16,193		10.94% 5.80% 5.72%
U.S. Government Money Market Portfolio – Class I	Contemporary Womens Care Retirement Trust 401 Corbett Street, Ste. 400 Clearwater, FL 33756-7312		2,406,226	8.65%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan Ventimiglia and Mark Marrone are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Manager. All information is as of August 31, 2008, the Trust's fiscal year-end.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 53 1101 Stewart Avenue Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12	Co-Chair, Business and Labor Coalition of New York
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 66 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Member of the law and government relations firm of Kelly Cawthorne, PLLC	12	None
Udo Koopmann, 67 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired.	12	None
Floyd E. Seal, 59 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12	None

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
William B. Blundin, 70 138 East 65th Street New York, NY 10021	Trustee	Since January 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company).	12	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company).
Stephen H. Hamrick, 56 One International Blvd. Mahwah, NJ 07485	Trustee	Since January 2003	President, Lightstone Value Plus REIT (September 2007-present) (real estate investment trust); President, Lightstone Securities LLC (July 2006-present) (broker-dealer); Vice President, Lightstone Group (July 2006-present) (real estate investments & management); Chairman & President, Carey Financial Corp. (1994-2006) (broker-dealer); Managing Director, W.P. Carey & Co. (2001- 2006) (real estate investment banking).	12	None

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 52 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC.	12	None
Mark S. Marrone, 39 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Chief Financial Officer and Treasurer	Since July 2003	Chief Financial Officer (2003 - Present), CCO (2005- Present). of Saratoga Capital Management, LLC.	12	None
Michael J. Wagner, 58 c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11757	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC.	12	Director, Constellation Trust Company (2005-present).
Jonathan W. Ventimiglia, 25 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Vice President and Assistant Secretary ***	Since January 2008	Marketing Associate (August 2005 – present), Marketing Assistant (2001-July 2005) of Saratoga Capital Management, LLC.	12	None

 * Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

  **  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***  Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee   is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2007)
Bruce E. Ventimiglia	over $100,000
Patrick H. McCollough	over $100,000
Udo W. Koopmann	$50,001 - $100,000
Floyd E. Seal	$10,001-$50,000
Stephen H. Hamrick	$10,001-$50,000
William B. Blundin	none

As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Compensation.

As of January 1, 2008,  the Independent Trustees receive $4,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $1,000 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $500 each for attendance at non-regular limited  purpose Board meetings held in-person or by telephone.   Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets on the last business day of the quarter prior to the meeting.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2008.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$22,500	N/A	N/A	$22,500
Udo W. Koopmann	$22,500	N/A	N/A	$22,500
Floyd E. Seal	$22,500	N/A	N/A	$22,500

Stephen H. Hamrick	$19,000	N/A	N/A	$19,000

William B. Blundin	$19,000	N/A	N/A	$19,000

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Manager, which is responsible for the Trust’s day-to-day operations. Three regular meetings and one special meeting of the Trustees were held during the fiscal year ended August 31, 2008.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations. During the fiscal year ended August 31, 2008, there were four Audit Committee meetings.

     As of December 8, 2008, the Trustees and Officers of the Trust as a group owned 1.42%  of Class I Shares of the Financial Services Portfolio, 1.05% of Class I Shares of the Mid Capitalization Portfolio and less than 1% of the outstanding shares of the other Portfolios.

MANAGEMENT AND OTHER SERVICES

     The manager of the Trust is Saratoga Capital Management, LLC (“Saratoga” or the “Manager”), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Pursuant to the Management Agreement with the Trust (the “Management Agreement”), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Trust and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Management Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 12, 2007.

     The Manager and the Trust have obtained an exemptive order (the “Order”) from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

     The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.  The following table sets forth the annual management fee rates payable by each Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

     The fee is computed daily and payable monthly. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class B Shares	Class C Shares
Large Capitalization Growth Portfolio	2.60%	3.00%	3.60%	3.60%
Large Capitalization Value Portfolio	2.60	3.00	3.60	3.60
Mid Capitalization Portfolio	2.60	3.00	3.60	3.60
Small Capitalization Portfolio	2.60	3.00	3.60	3.60
International Equity Portfolio	2.90	3.30	3.90	3.90
Investment Quality Bond Portfolio	1.90	2.30	2.90	2.90
Municipal Bond Portfolio	1.90	2.30	2.90	2.90
U.S. Government Money Market Portfolio	1.75	2.15	2.75	2.75
Health & Biotechnology Portfolio	3.00	3.40	4.00	4.00
Technology & Communications Portfolio	3.00	3.40	4.00	4.00
Financial Services Portfolio	3.00	3.40	4.00	4.00
Energy & Basic Materials Portfolio	3.00	3.40	4.00	4.00

Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio’s stated investment objective and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

     The following table shows for the past three fiscal years:  (i) the amount of management fees paid by each Portfolio to the Manager and (ii) the amount of the management fees waived by the Manager and other expenses reimbursed by the Manager.

	MANAGEMENT FEES PAID BY FUND TO MANAGER	MANAGEMENT FEES WAIVED BY THE MANAGER AND OTHER EXPENSES REIMBURSED BY THE MANAGER
U.S. Government Money Market Portfolio

August 31, 2006	$87,435	$78,534
August 31, 2007	$81,382	$29,466
August 31, 2008	$96,273	$11,428

Investment Quality Bond Portfolio

August 31, 2006	$82,026	$38,142
August 31, 2007	$84,322	$14,513
August 31, 2008	$81,386	N/A (Manager recaptured $5,600)

Municipal Bond Portfolio

August 31, 2006	$31,469	$43,246
August 31, 2007	$27,233	$9,881
August 31, 2008	$22,842	$12,814

Large Capitalization Value Portfolio

August 31, 2006	$302,635	-
August 31, 2007	$306,686	-
August 31, 2008	$200,050	-

Large Capitalization Growth Portfolio

August 31, 2006	$274,527	-
August 31, 2007	$253,518	-
August 31, 2008	$271,597	-

	MANAGEMENT FEES PAID BY FUND TO MANAGER	MANAGEMENT FEES WAIVED BY THE MANAGER AND OTHER EXPENSES REIMBURSED BY THE MANAGER
Small Capitalization Portfolio

August 31, 2006	$116,904	-
August 31, 2007	$112,976	-
August 31, 2008	$84,110	-

International Equity Portfolio

August 31, 2006	$94,310	-
August 31, 2007	$118,883	-
August 31, 2008	$97,250	-

Health & Biotechnology Portfolio

August 31, 2006	$498,539	$32, 469
August 31, 2007	$363,360	-
August 31, 2008	$266,435	N/A (Manager recaptured $67,406)

Technology & Communications Portfolio

August 31, 2006	$292,551	$100, 214
August 31, 2007	$247,151	-
August 31, 2008	$243,064	$5,822 (Manager recaptured $19,092)
	MANAGEMENT FEES PAID BY FUND TO MANAGER	MANAGEMENT FEES WAIVED BY THE MANAGER AND OTHER EXPENSES REIMBURSED BY THE MANAGER
Energy & Basic Materials Portfolio

August 31, 2006	$143,377	$12,988
August 31, 2007	$145,886	$1,106
August 31, 2008	$165,029	N/A (Manager recaptured $9,428)

Financial Services Portfolio

August 31, 2006	$45, 092	$38, 646
August 31, 2007	$46,352	$41,479
August 31, 2008	$33,869	$26,777

Mid Capitalization Portfolio

August 31, 2006	$174,940	$6,423
August 31, 2007	$136,854	-
August 31, 2008	$124,972	N/A (Manager recaptured $6,423)

     Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust's Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

PORTFOLIO MANAGERS

Other Accounts Managed

 The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2008:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Douglas P. Edler, CFA Fox Asset Management LLC	Investment Quality Bond Portfolio	1	14.1	0	0	71	678.4	692.5
William Dodge, Jr. Fox Asset Management LLC	Investment Quality Bond Portfolio	1	4.8	2	3.8	75	382.4	391.04
Gerald E. Thunelius Oppenheimer Capital LLC	Municipal Bond Portfolio	4	4,153.4	0	0	57	1,282.3	5,435.7
Martin Fetherston Oppenheimer Capital LLC	Municipal Bond Portfolio	4	4,153.4	0	0	57	1,282.3	5,435.7
Michael T. Allen Oppenheimer Capital LLC	Municipal Bond Portfolio	0	0	0	0	0	0	0
Martin D. Sass M.D. Sass Investors, Inc.	Large Capitalization Value Portfolio	0	0	2	129	74	1,026	$1,155
Mark B. Baribeau Loomis Sayles	Large Cap Growth Portfolio	10	2,452	7**	736**	127	2,925	6,113
Pamela N. Czekanski Loomis Sayles	Large Cap Growth Portfolio	8	1,675	6**	731**	126	2,831	5,237
Richard D. Skaggs Loomis Sayles	Large Cap Growth Portfolio	8	1,675	6**	731**	109	2,723	5,129

Kathleen M. Bochman Loomis Sayles	Financial Services Portfolio	0	0	0	0	4	214 thousand	214 thousand
Thomas M. Finucane Loomis Sayles	Financial Services Portfolio	0	0	0	0	11	2	2
Chris D. Wallis Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	11	1,274.8	7	137.5	198	3,833.9	5,246.2
Scott J. Weber Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	11	1,274.8	5	69.3	141	2,710.4	4,054.5
Dennis G. Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	2	396.2	2	68.2	73	1,944.1	2,408.5
James Carroll Loomis Sayles	Energy & Basic Materials Portfolio	2	442	0	0	90***	1,581***	2,023
Larry Shaw Loomis Sayles	Energy & Basic Materials Portfolio	0	0	0	0	11	158	158
Gregory R. Greene Fox Asset Management LLC	Small Capitalizaton Portfolio	4	112.3	1	0.80	78	382.4	495.5
Anne Budlong Oppenheimer Capital LLC	International Equity Portfolio	2	271.2	1	139.8	24	559.8	970.8
Mark Oelschlager Oak Associates, ltd	Health & Biotechnology Portfolio	4	154	0	0	0	0	154
Anthony Rizza, CFA Columbus Circle Investors	Technology & Communications Portfolio	2	206	1	3	1	48	257
Craig L. Chodash, CFA Columbus Circle Investors	Technology & Communications Portfolio	2	206	1	3	1	48	257

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios.

**   Includes one account valued at $83 million, which includes a performance fee.

*** Includes three accounts valued at $156 million, which include a performance fee.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers for their respective portfolio managers.

Mr. Edler, Mr. Dodge and Mr. Greene must adhere to the policies and procedures adopted by Fox Asset Management, LLC designed to address any potential material conflicts of interest. Additionally, Fox Asset Management, LLC utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Fox Asset Management, LLC also employs a very stringent Code of Ethics, which strictly protects clients of the Adviser against “front running” or other actions that are not in the client’s best interests.

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Funds.  Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy.   Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Municipal Bond and International Equity Portfolios or may receive compensation based in part on the performance of certain similarly managed accounts.  This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts, when for example, placing securities transactions.  Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies.  Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies.  The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability.  Another potential conflict of interest may arise when transactions for one account occur after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Portfolios invests, Oppenheimer Capital could be seen as harming the performance of the Portfolios for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions.  Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Portfolio’s objectives.

Oppenheimer Capital and its affiliates’ objectives are to meet their fiduciary obligation with respect to all clients.  Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts.  Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with Fund guidelines, trade allocations, and compliance with the respective Codes of Ethics.  Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients.  These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds).  Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it receives from the Portfolio or may include fees that are tied to the performance of such accounts.  In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio.  M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Messrs. Baribeau, Carroll, Finucane, Shaw and Skaggs and Ms. Czekanski and Ms. Bochman, must adhere to the Loomis Sayles’ Code of Ethics, which was designed to govern personal trading in securities and related activities of those individuals whom have been deemed “Access Persons” thereunder, and under certain circumstances, those Access Persons’ family members and others in a similar relationship to them.  Loomis Sayles makes investment decisions for client accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address potential conflicts of interest.  Loomis Sayles has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Chris D. Wallis, Scott J. Weber and Dennis G. Alff of Vaughan Nelson Investment Management, L.P. are the co-portfolio managers of the Mid Capitalization Portfolio.  Mr. Wallis, Mr. Weber and Mr. Alff are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account.  Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•

a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

•

a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Messrs. Rizza and Chodash must adhere to policies and procedures adopted by Columbus Circle Investors designed to address any potential material conflicts of interest. For instance, Columbus Circle Investors’ portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, Columbus Circle Investors and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Columbus Circle Investors trades all accounts through a block trade and the average share price is pro-rated across all accounts.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio.  However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Compensation for Mr. Edler, Mr. Greene and Mr. Dodge is comprised of salary, annual bonus and stock options, the latter two being based on individual performance and firm profitability. The annual bonus is related to individual performance versus their benchmark(s) over multiple time periods. No differences exist between methods used to evaluate the portfolio managers’ performance across different accounts.

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity and a benefits package. Key investment professionals are also eligible to participate in Oppenheimer Capital’s long-term incentive program.  Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation may consist of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital.  In setting the base salary, Oppenheimer Capital’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Management of Oppenheimer Capital evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one- or three- year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans.  The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three-year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors.  The second plan is a deferred retention award for key investment professionals.  The deferred retention award typically vests over a three- year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass.  The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm’s profitability and the individual performance of each team member.  One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time.  In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Compensation for Messrs. Baribeau, Carroll, Finucane, Shaw, and Skaggs and Ms. Czekanski and Ms. Bochman is made up of three main components – base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.  Loomis Sayles also offers a profit sharing plan.

 Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.  It is based on four factors – investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment.  Investment performance is the primary component and generally represents at least 70% for equity managers.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management.  The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the portfolio manager’s style to the performance of a peer group of institutional managers in that style.  A portfolio manager’s performance relative to the peer group for the one, three and five- year periods or since the start of the portfolio manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance.  Longer-term performance (three and five years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (one year).   If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.  An external benchmark is used as a secondary comparison.

  Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm.  Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent.  These plans supplement existing compensation.  The first plan has several important components distinguishing it from traditional equity ownership plans:

•

the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•

upon retirement a participant will receive a multi-year payout for his or her vested units; and

•

participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.  The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Messrs. Carroll and Shaw are also co-portfolio managers of two private investment funds advised by Loomis Sayles, for which each receives a portion of the performance fee earned on those funds through an equity interest each holds in the funds’ general partner.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Compensation for Mr. Rizza and Mr. Chodash, who co-manage the Technology & Communications Portfolio, is comprised of a base salary and a bonus based on both a percentage of Columbus Circle Investors’ profitability and the individual performance of the portfolios they manage, including, but not limited to, the Technology & Communications Portfolio.  Performance of the managed portfolios is measured on a relative basis to respective benchmarks of each portfolio.  Compensation for Mr. Rizza includes an equity distribution based on the profitability of Columbus Circle Investors.

 ’’

Mr. Oelschlager, portfolio manager for the Health & Biotechnology Portfolio, is compensated by Oak Associates, ltd. for his management of the Portfolio.  The Portfolio’s portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser’s management.  A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment.  The quarterly bonus is based on the Adviser’s assets under management or profitability.

Mr.  Wallis, Mr. Weber and Mr. Alff, co-portfolio managers for the Mid Capitalization Portfolio are compensated by Vaughan Nelson Investment Management, L.P. for their management of the Portfolio. Compensation at Vaughan Nelson Investment Management, L.P. is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.  Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined.  Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a  rolling three year basis), and an assessment of the quality of client service provided.  The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Investment Management, L.P. Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel.  Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

Ownership of Securities – August 31, 2008

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Douglas P. Edler, CFA	Investment Quality Bond Portfolio	None
William E. Dodge, Jr., CFA	Investment Quality Bond Portfolio	None
Gerald E. Thunelius	Municipal Bond Portfolio	None
Martin Fetherston	Municipal Bond Portfolio	None
Michael T. Allen	Municipal Bond Portfolio	None
Martin D. Sass	Large Capitalization Value Portfolio	None
Mark B. Baribeau, CFA	Large Capitalization Growth Portfolio	$500,001 to $1 million
Pamela N. Czekanski, CFA	Large Capitalization Growth Portfolio	$100,001-$500,000
Richard D. Skaggs, CFA	Large Capitalization Growth Portfolio	$50,001-$100,000
Kathleen M. Bochman	Financial Services Portfolio	None
Thomas M. Finucane	Financial Services Portfolio	None
James Carroll	Energy & Basic Materials Portfolio	None
Larry Shaw	Energy & Basic Materials Portfolio	None
Chris D. Wallis	Mid Capitalization Portfolio	None
Scott J. Weber	Mid Capitalization Portfolio	None
Dennis Alff	Mid Capitalization Portfolio	None
Gregory R. Greene	Small Capitalization Portfolio	None
Anne Budlong	International Equity Portfolio	None
Mark Oelschlager	Health & Biotechnology Portfolio	None
Anthony Rizza, CFA	Technology & Communications Portfolio	None
Craig L. Chodash, CFA	Technology & Communications Portfolio	None

      CODE OF ETHICS. The Portfolios, the Manager, the Advisers and Aquarius Fund Distributors, LLC have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code's requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers.  The Advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers or an affiliated person of the Advisers.  In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.

Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

     ADMINISTRATION AGREEMENT AND CUSTODY ADMINISTRATION. Gemini Fund Services, LLC acts as the Trust's Administrator pursuant to an Administration Agreement which was approved by the Trust's Board of Trustees on September 20, 2002, and which became effective November 22, 2002. The Administration Agreement remained in effect for three years from the date of its effectiveness, and may be continued annually thereafter if approved in accordance with requirements of the 1940 Act. Each of the following Portfolios accrued the following amounts in administrative fees for the last three fiscal years:

	8/31/06	8/31/07	8/31/08
U.S. Government Money Market Portfolio	$38,983	$28,675	$20,898
Investment Quality Bond Portfolio	32,712	27,717	15,201
Municipal Bond Portfolio	23,243	12,283	4,261
Large Capitalization Value Portfolio	77,224	56,278	31,525
Large Capitalization Growth Portfolio	67,108	56,759	42,861
Small Capitalization Growth Portfolio	41,445	24,417	13,281
International Equity Portfolio	29,981	34,892	13,286
Health & Biotechnology Portfolio	58,385	41,453	21,868
Technology & Communications Portfolio	36,603	28,650	19,907
Energy & Basic Materials Portfolio	19,242	17,412	13,549
Financial Services Portfolio	8,897	10,391	2,783
Mid Capitalization Portfolio	40,710	27,721	17,115

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator.  The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to the Bank of New York, the Trust’s Custodian.

PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor or other entities, including the Manager, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets, all of which may be paid to the Manager, the Distributor, or other entities. The Distributor or other entities, including the Manager, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

      The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member), all of which may be paid to the Manager, the Distributor or other entities. The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of FINRA.

     For the fiscal year ended August 31, 2008 the Portfolios paid the following fees pursuant to the Plan:

U.S. Government Money Market Portfolio
Class A	$171*
Class B	$1,591*
Class C	$4,755*

Investment Quality Bond Portfolio
Class A	$202
Class B	$887
Class C	$6,982

Municipal Bond Portfolio
Class A	$2
Class B	$549
Class C	$3,420

Large Capitalization Value Portfolio
Class A	$98
Class B	$6,563
Class C	$12,904

Large Capitalization Growth Portfolio
Class A	$115
Class B	$2,075
Class C	$20,318

Small Capitalization Portfolio
Class A	$6
Class B	$1,744
Class C	$4,693

International Equity Portfolio
Class A	$322
Class B	$783
Class C	$6,227

Health & Biotechnology
Class A	$28,389
Class B	$69,585
Class C	$25,612

Technology & Communications
Class A	$36,339
Class B	$35,468
Class C	$6,902

Energy & Basic Materials
Class A	$28,618
Class B	$20,598
Class C	$1,952

Financial Services
Class A	$3,127
Class B	$3,770
Class C	$825

Mid Capitalization
Class A	$12,520
Class B	$10,144
Class C	$5,339

                                                                    * Amounts were waived.

     The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on April 1l, 2008, effective as of April 27, 2008.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2008 was spent in approximately the following ways: (i) $189,855 (53%)  on compensation to broker-dealers; (ii) $113,661 (32%) on interest, carrying or other financing charges; and (iii) $53,562(15%) on marketing and support services. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     PORTFOLIO TRANSACTIONS. Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price.  If an Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser.  The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly.  Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio's assets. Each Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

     Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     For the fiscal years ended August 31, 2006, 2007 and 2008, the Trust paid brokerage commissions of approximately  $356,000, $330,000, respectively. For the fiscal years ended August 31, 2006, 2007 and 2008, the Trust paid no affiliated brokerage commissions.

During the fiscal year ended August 31, 2008, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2008	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2008
Health & Biotechnology Portfolio	$7,944	$5,032,481
Technology & Communications Portfolio	$2,997	$1,480,304
Energy & Basic Materials Portfolio	$10,318	$24,191,509
Financial Services Portfolio	$1,606	$3,649,406
Mid Cap Portfolio	$18,407	$18,788,616
Large Cap Value Portfolio	$5,578	$4,514,091
Large Cap Growth Portfolio	$24,386	$98,533,345
Small Cap Portfolio	$21,360	$11,027,800
International Equity Portfolio	None	None
Investment Quality Bond Portfolio	None	None
Municipal Bond Portfolio	None	None
U.S. Government Money Market Portfolio	None	None

DETERMINATION OF NET ASSET VALUE

     The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

     The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

     Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

     The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

     The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with remaining maturity of more than thirteen months. Should the disposition of a Portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

     A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

     As permitted by the Rule, the Trustees have delegated to the Portfolio's Adviser, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

     The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

     GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

     Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be “exempt-interest dividends” generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Trust to qualify as a regulated investment company, it must meet an income and asset diversification test each year. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits.

     Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     As a general rule, a Portfolio's transactions in futures contracts and options will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Portfolio and, accordingly, will affect the amount of capital gains distributed to the Portfolio's shareholders. Gains or losses on a Portfolio's transactions in regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon generally are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. When a Portfolio engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses or alter the holding period of other investments held by the Portfolio. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Portfolio.

     A Portfolio's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Portfolio's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, a Portfolio would not be able to make ordinary income distributions for the year. Any foreign currency gains will generally be treated as qualifying income under current federal income tax law for purposes of the gross income requirement applicable to regulated investment companies. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a regulated investment company's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income for purposes of the gross income requirement.

     If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

     Under certain tax rules, a Portfolio may be required to include an amount in income with respect to a security even though the Portfolio does not receive payments in cash attributable to such income in respect of the security during the year. For example, a Portfolio may be required to accrue a portion of any discount at which it purchases a debt security as income in each year. In addition, if the Portfolio invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Portfolio being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that a Portfolio invests in any securities producing such "phantom income", the Portfolio will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Portfolio level. Such distributions will be required to be made from available cash of the Portfolio or by liquidation of Portfolio securities if necessary. If a distribution of cash necessitates the liquidation of Portfolio securities, the Portfolio may realize a gain or loss from such sales. Any net capital gains realized from such transactions may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

     Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

     Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

ALL PORTFOLIOS

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than "exempt-interest dividends" received from the Municipal Bond Portfolio). Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.   Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.  Under current law, ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Any net long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Short-term capital gains will be distributed annually as ordinary income.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2011, and  ordinary income dividends will be taxed at ordinary income rates.

At August 31, 2008,, capital loss carryforwards available to offset future capital gains, if any, are as follows:

PORTFOLIO	2009	2010	2011	2012	2014	2015	2016	TOTAL
Large Capitalization Value Portfolio	-	-	-	-	-	-	-	-
Large Capitalization Growth Portfolio	-	-	$9,654,252	-	-	-	-	$9,654,252
Mid Capitalization Portfolio	-	-	-	-	-	-	-	-
Small Capitalization Portfolio	-	-	-	-	-	-	-	-
International Equity Portfolio	-	-	$2,172,690	-	-	-	-	$2,172,690
Health & Biotechnology Portfolio	$24,684,685	$45,692,720	$43,129,921	-	$677,231	-	-	$114,184,557
Technology & Communications Portfolio	$231,195,432	$22,516,089	$771,148	-	-	-	-	$254,482,669
Energy & Basic Materials Portfolio	-	-	-	-	-	-	-	-
Financial Services Portfolio	-	-	-	-	-	-	-	-
Investment Quality Bond Portfolio	-	-	-	-	-	$48,048	$10,703	$58,751
Municipal Bond Portfolio	-	-	-	-	-	-	-	-
U.S. Government Money Market Portfolio	-	-	-	$751	-	-	-	$751

     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

     Subject to certain exceptions, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010, the  Portfolios are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolios as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolios will withhold these amounts regardless of the fact that they are not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2011. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of a Portfolio's shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

     BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular federal income tax liability.

ADDITIONAL INFORMATION

     ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.  Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios.  The Manager and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Manager and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

     DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B Shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP serves as the independent registered public accounting firm of each Portfolio as of August 31, 2008.  Their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

     TRUST COUNSEL. Clifford Chance US LLP, located at 31 West 52nd Street, New York, New York 10019, acts as the Trust's legal counsel.

     CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

CUSTODY ADMINISTRATOR.  Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, Nebraska 68137, serves as the Trust’s transfer agent and shareholder servicing agent.

     DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

     TAX INFORMATION. The federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Dividends, Distributions and Taxes." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

     REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended August 31, 2008.  The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's is judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      The Fund has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

PROXY VOTING POLICY

I.

Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)

applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)

monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)

maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.

Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.

Management Proposals:

1.

When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦  "Normal" elections of directors

♦  Approval of auditors/CPA

♦  Directors' liability and indemnification

♦  General updating/corrective amendments to charter

♦  Elimination of cumulative voting

♦  Elimination of preemptive rights

2.

When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦  Capitalization changes that eliminate other classes of stock and voting rights

♦  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦  Stock purchase plans with an exercise price of not less than 85% FMV

♦  Stock option plans that are incentive based and not excessive

♦  Reductions in supermajority vote requirements

♦  Adoption of antigreenmail provisions

3.

When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦  Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦  Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦  Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦  Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦  Classified or single-slate boards of directors

♦  Reincorporation into a state that has more stringent anti-takeover and related provisions

♦  Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

♦  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦

Amending articles to relax quorum requirements for special resolutions

♦

Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦

Re-election of director(s) who holds offices of chairman and CEO

♦

Re-election of director(s) who serve on audit, compensation and nominating committees

♦

Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦

Adoption of option plans/grants to directors or employees of related companies

♦

Lengthening internal auditors’ term in office to four years

B.

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.

When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦  Auditors should attend the annual meeting of shareholders

♦  Election of the board on an annual basis

♦  Equal access to proxy process

♦  Submit shareholder rights plan poison pill to vote or redeem

♦  Undo various anti-takeover related provisions

♦  Reduction or elimination of super-majority vote requirements

♦

Anti-greenmail provisions

♦

Submit audit firm ratification to shareholder votes

♦

Audit firm rotations every five or more years

♦

Requirement to expense stock options

♦

Establishment of holding periods limiting executive stock sales

♦

Report on executive retirement benefit plans

♦

Require two-thirds of board to be independent

♦

Separation of chairman and chief executive posts

2.

When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦  Requiring directors to own large amounts of stock before being eligible to be elected

♦  Restoring cumulative voting in the election of directors

♦  Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦  Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;

     and the Valdez principles.

♦

Restrictions banning future stock option grants to executives except in extreme cases

3.

Additional shareholder proposals require case-by-case analysis

♦

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦

Requirements that stock options be performance-based

♦

Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦

Shareholder access to nominate board members

♦

Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.

Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS.  In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

FOX ASSET MANAGEMENT LLC

PROXY VOTING POLICY

Introduction

Fox Asset Management LLC (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1.

applies a proxy voting policy consistently;

2.

documents the reasons for voting; and

3.

maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge’s ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts.  ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox’s proxy votes through an automated electronic interface.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine.  Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Taft-Hartley Voting

Fox’s Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor.  Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA.  ERISA sets forth the tenets under which pension fund assets must be managed and invested.  Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries.  The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value.  Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox’s Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses—major voting items that can have a significant effect on long-term shareholder value.  In addition, Fox considers  workplace issues that may have an impact on corporate performance, including:

•

Corporate policies that affect job security and wage levels;

•

Corporate policies that affect local economic development and stability;

•

Corporate responsibility to employees and communities; and

•

Workplace safety and health issues.

Management Proposals

1)

When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

a)

Uncontested election of directors

i)

Fox will assess the attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.  Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

ii)

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

iii)

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

b)

Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

c)

Directors’ liability and indemnification proposals will be supported if the provisions conform to state law.  However, provisions which limit liability for breach of duty and gross negligence.

d)

General updating or passing corrective amendments to charter.

e)

Elimination of preemptive rights.

f)

Approval of a stock split.

g)

Separate the positions of Chairman and Chief Executive Officer.

2)

When voting items that have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

a)

Capitalization changes which eliminate other classes of stock and differential voting rights.

b)

Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.

c)

Stock purchase plans that conform to Section 423 of the Internal Revenue Code.

d)

Other stock-based plans which are appropriately structured.

e)

Reductions in supermajority vote requirements.

f)

Adoption of antigreen mail provisions.

g)

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price  (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

h)

Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.

i)

Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3)

When voting items that have potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

a)

Elimination of cumulative voting.

b)

Capitalization changes which add classes of stock that are “blank check” in nature or that dilute the voting interests of existing shareholders.

c)

Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

d)

Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

e)

Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

f)

Classified board of directors.

g)

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

h)

Excessive Compensation or non-salary compensation-related proposals.

i)

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

j)

Approve or amend director age restrictions.

k)

Adjournment of meeting in order to solicit additional votes.

l)

“Other businesses as properly come before the meeting” proposals which give a “blank check” to those acting as proxy.

Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1)

When voting shareholder proposals, Fox in general supports the following items:

i)

Adoption of CERES Principles.

ii)

Anti-greenmail provisions.

iii)

Auditors should attend the annual meeting of shareholders.

iv)

Bylaw or charter amendments to be made only with shareholder approval.

v)

Confidential voting.

vi)

Election of the board on an annual basis (declassify the board).

vii)

Elimination of outside directors' retirement benefits.

viii)

Establishing independent audit, nominating, or compensation committees.

ix)

Expanded reporting of financial or compensation information, within reason.

x)

Opting-out of state business combination provisions.

xi)

Reduction or elimination of supermajority vote requirements.

xii)

Requiring a majority of independent directors on the board.

xiii)

Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

xiv)

Undo various anti-takeover related provisions.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Corporate conduct and human rights.  Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).

ii)

Equality principles on sexual orientation.

iii)

Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.

iv)

Proposals regarding equal employment opportunities and discrimination.

v)

Reports on foreign military sales and economic conversion facilities.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Human resources issues.

ii)

Maquiladora Standards and International Operations Policies.

iii)

McBride Principles.

iv)

Military Business.

v)

Proposals regarding equal employment opportunities and discrimination.

vi)

Requests that companies end their production of legal, but socially questionable, products.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

Energy and the environment.

ii)

Equal credit opportunity.

iii)

Equality principles on sexual orientation.

iv)

Human resources issues.

v)

Maquiladora Standards and International Operations Policies.

vi)

Military business.

vii)

Northern Ireland and other human rights related issues.

viii)

Proposals regarding equal employment opportunities and discrimination.

ix)

Requests that companies end their production of legal, but socially or morally questionable, products.

2)

When voting shareholder proposals, Fox in general opposes the following items:

i)

Adoption of labor standards for foreign and domestic suppliers.

ii)

Establishing a mandatory retirement age for directors.

iii)

Limiting tenure of directors.

iv)

Proposals which require inappropriate endorsements or corporate actions.

v)

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

vi)

Requiring directors to own stock before being eligible to be elected.

vii)

Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Spin-off of defense business and tobacco-related business.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Equality principles on sexual orientation.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

3)

When voting shareholder proposals, Fox in general abstains on the following items:

i)

Energy and the environment.

ii)

Equality principles on sexual orientation.

iii)

Human resources issues.

iv)

Maquiladora Standards and International Operations Policies.

v)

Military business.

vi)

Northern Ireland.

vii)

Proposals regarding equal employment opportunities and discrimination.

viii)

Requests that companies end their production of legal, but socially questionable, products.

b)

Specific Considerations for Labor Organizations or Mandates

i)

No specific provisions.

c)

Specific Considerations for Religious Organizations or Mandates

i)

No specific provisions.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

1.

Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

2.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1)

Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox.  Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox.  An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2)

The CCO will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

3)

The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client.  If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1)

If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2)

If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a)

The client, in the case of an individual or corporate client;

b)

In the case of a Fund its board of directors, or any committee identified by the board; or

c)

The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of Fox to vote its client’s proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients’ interests.  In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of Fox’s proxy voting policies and procedures;

•

Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

•

A record of each vote cast;

•

A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

Proxy Voting Policy
and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

June 25, 2008

CONTENTS

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Director Nominees in Uncontested Elections

Chairman and CEO are the Same Person

Election of CEO Director Nominees

Shareholder Ability to Remove Directors

Annual Election of Directors

Election of Mutual Fund Trustees

Shareholder Ability to Alter the Size of the Board

Independent Audit, Compensation and Nominating Committees

Ratifying Auditors

Cumulative Voting

Majority Voting

Fair Price Provisions

White Squire Placements

Equal Access

Stock Distributions: Splits and Dividends

Blank Check Preferred Authorization

Adjustments to Par Value of Common Stock

Share Repurchase Programs

OBRA-Related Compensation Proposals

Appraisal Rights

Changing Corporate Name

Confidential Voting

Golden and Tin Parachutes

Delivery of Electronic Proxy Materials

3	PROPOSALS USUALLY VOTED AGAINST	13

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Term of Office

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Call Special Meetings

Shareholder Ability to Act by Written Consent

Unequal Voting Rights

Supermajority Shareholder Vote Requirements

Charitable and Political Contributions

Common Stock Authorization

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	Compensation Plans Stock Option Plans Employee Stock Ownership Plans 401(k) Employee Benefit Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”)

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Director Nominees in Contested Elections

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Tender Offer Defenses

Poison Pills

Greenmail

Bundled Proposals

Shareholder Advisory Committees

Preemptive Rights

Debt Restructurings

Shareholder Proposals to Limit Executive and Director Pay State Takeover Statutes

Reincorporation Proposals

Mergers and Acquisitions

Corporate Restructuring

Spin-offs

Asset Sales

Liquidations

Environment and Social issues

Energy and Environment

Northern Ireland

Military Business

Maquiladora Standards and International Operations Policies

Third World Debt Crisis

Equal Employment Opportunity and Discrimination

Animal Rights

Product Integrity and Marketing

Human Resource Issues

Mutual Fund Investment Advisory Agreement

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Distribution Agreements

1. GENERAL

A.

Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority.  Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research.  Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.

General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest.  Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies.  These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting.  Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.

Oversight.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures.  Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote.  Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties.  Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

A.

Proxy Committee.

1.

Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience.  Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.

Duties.  The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

B.

Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest.  First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures.  Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.   However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps:  (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

C.

Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.  The records include:  (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders.  Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.  A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Election of CEO Director Nominees:  Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees.  Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees.  Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Election of Mutual Fund Trustees:   Vote for nominees that oversee less than 60 mutual fund portfolios.  Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Shareholder Ability to Alter the Size of the Board:

A.

Vote for proposals that seek to fix the size of the board.

B.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.  In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements:  Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name:  Vote for changing the corporate name.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.  Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A.

Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A.

Vote against proposals that provide that directors may be removed only for cause.

B.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A.

Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Call Special Meetings:  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent:  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights:  Vote against dual class exchange offers and dual class recapitalizations.

Supermajority Shareholder Vote Requirements:  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.  A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE
   PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote against plans which expressly permit repricing of underwater options.

B.

Vote against proposals to make all stock options performance based.

C.

Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.

Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).  A recommendation of the Proxy Voting Service will generally be followed.

401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Executive Compensation Advisory Resolutions (“Say-on-Pay”):  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote for shareholder proposals to permit non-binding  advisory votes on executive compensation.

B.

Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A.

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.

Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A.

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals:  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights:  Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Shareholder Proposals to Limit Executive and Director Pay:

A.

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.  Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals:  Proposals to change a company's domicile should be examined on a case-by-case basis.

Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs:  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations:  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Energy and Environment:  Proposals that request companies to file the CERES Principles.

Northern Ireland:  Proposals pertaining to the MacBride Principles.

Military Business:  Proposals on defense issues.

Maquiladora Standards and International Operations Policies:  Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis:  Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination:  Proposals regarding equal employment opportunities and discrimination.

Animal Rights:  Proposals that deal with animal rights.

Product Integrity and Marketing:  Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues:  Proposals regarding human resources issues.

Mutual Fund Investment Advisory Agreement:  Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions:  Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Oak Associates, ltd.

Proxy Voting Procedures and Policies

I.

INTRODUCTION

Proxy voting is an important right of the shareholders.  When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•

Employee benefit plans and other clients subject to ERISA.

•

Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•

The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•

Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios.  Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals.  Our policies cover the issues that we most frequently encounter.

I.

ROLE OF INVESTMENT COMMITTEE

1.

The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting guidlines.

2.

The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

3.

The Investment Committee delegates to company/industry analysts to determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4.

The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5.

The Analyst or Portfolio Manager may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

II.

PROXY VOTING PROCEDURES

1.

Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities.  Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2.

All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies.  ISS will:

A.

Keep a record of each proxy received;

B.

Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

C.

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3.

The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients.  This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

III.

STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services.  PVS is dedicated to voting proxies for Taft Hartley plans.

1.

Routine Items:

•

Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR an independent chairman of the board.

•

Oak will generally vote AGAINST directors with poor attendance.

•

Oak will generally vote FOR tying bonuses to performance.

•

Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

•

Oak will generally vote FOR the selection of independent auditors.

•

Oak will generally vote FOR increases in or reclassification of common stock.

•

Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

•

Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

•

Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR outside director compensation.

•

Oak will generally vote AGAINST expensing options.

2.

Non-Routine:

•

Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

•

Oak will generally vote AGAINST management resolutions to implement fair price procedures.

•

Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

•

Oak will generally vote AGAINST management proposals to institute supermajority rules.

•

Oak will generally vote FOR a proposed reverse split of a company’s common stock.

•

Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.

General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies.  In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

I.

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies.  If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

II.

RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities.  The firm’s recordkeeping procedures include the following:

•

Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•

Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

July 9, 2008

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled.  Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority.  In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party.  The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.

Proxy Voting Guidelines

A.  Proxy Guidelines.  The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1).  The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions.  The Proxy Guidelines address routine as well as significant matters commonly encountered.  However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B.  Client Instructions to Vote in a Particular Manner.  Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C.  Cost-Benefit Analysis Involving Voting Proxies.  The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

D.  Share Blocking.  The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.  Securities on Loan.  Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients6 may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client.  The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, the Company will use reasonable efforts to request that the client recall the loaned securities for voting if the Company has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

6 Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies.  The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases.  In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations.  Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.  Case-by-Case Proxy Determinations.  With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

G.  Index Funds.  With respect to an index fund managed by the Company where all of the securities included in the respective index are purchased for the fund weighted in the same proportions as the index (i.e. a passive investment strategy), the Company will direct the Proxy Provider (as defined below) to vote in accordance with the Proxy Provider’s Policy in situations where a proxy ballot requires a case-by-case voting determination and the security is not held on behalf of any other client account as of the proxy’s record date.

II.

Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.

Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures.  The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest.  The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies.  For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.

Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.

Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.

Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.

Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.

Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.

Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.

Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise.  In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote.  If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.

Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary.  All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.

Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;

2.

Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

3.

Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

4.

Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.

Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request.  In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.

Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts.  Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative.  Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.

Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients.  The Company must maintain the following records relating to proxy voting:

1.

Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.

Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.

A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.

A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.

A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast.  The Company may maintain the records electronically.  The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf.  As such, the Proxy Provider must provide a copy of the records promptly upon request.

May 2008

Appendix No. 1

Oppenheimer Capital LLC

Proxy Voting Guidelines

Proposal

No.

Description

                                                            Page #

Management Proposals (US)

Routine/Operational Issues                                                                                            15

M0101.

Ratify Auditors

M0102.

Change Date/Location of Annual Meeting

M0105.

Accept Financial Statements and Statutory Reports

M0106.

Amend Articles/Bylaws/Charter-Routine

M0111.

Change Company Name

M0113.

Approve Investment Advisory Agreement

M0114.

Amend Investment Advisory Agreement

M0119.

Reimburse Proxy Contest Expenses

M0122.

Adopt New Articles of Association/Charter

M0125.

Other Business

M0126.

Amend Articles/Bylaws/Charter-Non-Routine

M0131.

Approve Change of Fundamental Investment Policy

M0132.

Approve Change in Investment Objective

M0134.

Allow Board to Change the Investment Objective without Shareholder Approval

M0135.

Amend Corporate Purpose

M0137.

Miscellaneous Proposal: Company-Specific

M0191.

Approve Investment and Financing Policy

Director/Board-Related Issues                                                                                    16

M0201.

Elect Director

M0202.

Fix Number of Directors

M0203.

Approve Increase in Size of Board

M0204.

Approve Decrease in Size of Board

M0205.

Establish Range for Board Size

M0206.

Classify the Board of Directors

M0207.

Eliminate Cumulative Voting

M0208.

Fix Number of and Elect Directors

M0212.

Approve Director/Officer Liability and Indemnification

M0215.

Declassify the Board of Directors

M0216.

Remove Age Restriction for Directors

M0217.

Establish/Alter Mandatory Retirement Policy for Directors

M0223.

Adopt/Amend Nomination Procedures for the Board

M0226.

Classify Board and Elect Directors

M0227.

Amend Articles Board-Related

M0229.

Authorize Board of Fill Vacancies

M0232.

Change Range for Size of the Board

M0254.

Allow Board to Appoint Additional Directors between Annual Meetings

M0255.

Amend Quorum Requirements

M0267.

Company Specific-Board-Related

M0296.

Elect Subsidiary Director

M0299.

Elect Directors (Management Slate)

Capitalization Issues                                                                                                    18

M0301.

Authorize a New Class of Common Stock

M0302.

Authorize New Class of Preferred Stock

M0304.

Increase Authorized Common Stock

M0305.

Increase Authorized Preferred Stock

M0306.

Increase Authorized Preferred and Common Stock

M0307.

Approve Stock Split

M0308.

Approve Reverse Stock Split

M0312.

Approve/Amend Conversion of Securities

M0313.

Approve Issuance of Warrants/Convertible Debentures

M0314.

Eliminate Preemptive Rights

M0315.

Eliminate/Adjust Par Value of Common Stock

M0316.

Amend Votes per Share of Existing Stock

M0318.

Authorize Share Repurchase Program

M0319.

Authorize Board to Set Terms of Preferred

M0320.

Eliminate Class of Preferred Stock

M0321.

Eliminate Class of Common Stock

M0323.

Approve Issuance of Shares for a Private Placement

M0330.

Company Specific-Equity-Related

M0332.

Increase Authorized Common Stock and Authorize New Class of Preferred Stock

M0339.

Reduce Authorized Common and/or Preferred Stock

M0377.

Amend Articles/Charter to Reflect Changes in Capital

M0378.

Amend Articles/Charter Equity-Related

Reorganization and Mergers                                                                                        19

M0401.

Change State of Incorporation

M0404.

Approve Reorganization/Restructuring Plan

M0405.

Approve Merger Agreement

M0410.

Approve Acquisition or Issue Shares in Connection with Acquisition

M0412.

Approve Recapitalization Plan

M0413.

Amend Articles/Bylaws/Charter-Organization-Related

M0414.

Company Specific Organization Related

M0415.

Approve Sale of Company Assets

M0418.

Approve Formation of Holding Company

M0419.

Acquire Certain Assets of another Company

M0429.

Approve Multi-Manager Structure

M0430.

Approve/Amend Subadvisory Agreement

M0432.

Approve Conversion to Series of Delaware Business Trust

M0433.

Approve Conversion from Closed-End to Open-End Fund

M0434.

Approve Merger of Funds

M0435.

Approve Distribution Agreement

M0451.

Approve Merger by Absorption

M0452.

Approve Joint Venture Agreement

M0453.

Approve Plan of Liquidation

M0454.

Approve Spin-Off Agreement

M0456.

Approve Exchange of Debt for Equity

M0460.

Approve Transaction with a Related Party

M0470.

Company-Specific-Mutual Fund

Compensation Issues                                                                                                        21

M0501.

Approve Stock Option Plan

M0503.

Amend Stock Option Plan

M0507.

Approve Restricted Stock Plan

M0509.

Amend Restricted Stock Plan

M0510.

Approve Qualified Employee Stock Purchase Plan

M0512.

Amend Qualified Employee Stock Purchase Plan

M0514.

Approve Nonqualified Employee Stock Purchase Plan

M0516.

Amend Nonqualified Employee Stock Purchase Plan

M0522.

Approve Omnibus Stock Plan

M0524.

Amend Omnibus Stock Plan

M0525.

Approve Non-Employee Director Stock Option Plan

M0526.

Amend Non-Employee Director Stock Option Plan

M0535.

Approve/Amend Executive Incentive Bonus Plan

M0537.

Approve/Amend Retirement Plan

M0538.

Approve/Amend Deferred Compensation Plan

M0541.

Approve Stock/Cash Award to Executive

M0547.

Company-Specific-Compensation-Related

M0548.

Approve Repricing of Options

M0554.

Approve Outside Director Stock Awards/Options in Lieu of Cash

M0558.

Approve/Amend Bundled Compensation Plans

M0564.

Approve/Amend Employment Agreement(s)

M0595.

Amend Articles/Charter Compensation-Related

M0596.

Approve Non-Employee Director Restricted Stock Plan

M0597.

Amend Non-Employee Director Restricted Stock Plan

M0598.

Approve Non-Employee Director Omnibus Stock Plan

M0599.

Amend Non-Employee Director Omnibus Stock Plan

Antitakeover Issues                                                                                                            25

M0601.

Amend Articles/Bylaws/Charter to Include Antitakeover Provision(s)

M0602.

Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)

M0603.

Eliminate/Restrict Right to Act by Written Consent

M0604.

Provide Directors May Only Be Removed for Cause

M0605.

Adopt or Increase Supermajority Vote Requirement for Amendments

M0606.

Adopt or Increase Supermajority Vote Requirement for Mergers

M0607.

Adopt or Increase Supermajority Vote Requirement for Removal of Directors

M0608.

Reduce Supermajority Vote Requirement

M0609.

Adopt, Renew or Amend Shareholder Rights Plan (Poison Pill)

M0611.

Approve Control Share Acquisition

M0612.

Opt out of State’s Control Share Acquisition Law

M0613.

Adopt Fair Price Provision

M0614.

Rescind Fair Price Provision

M0617.

Adjourn Meeting

M0618.

Eliminate/Restrict Right to Call Special Meeting

M0621.

Require Advance Notice for Shareholder Proposals/Nominations

M0622.

Consider Non-Financial Effects of Mergers

M0627.

Permit Board to Amend Bylaws without Shareholder Consent

M0629.

Waive Control Share Acquisition Provision

M0658.

Approve/Amend Stock Ownership Limitations

M0660.

Amend Articles/Charter Governance-Related

M0661.

Company-Specific-Organization-Related

Shareholder Proposals (US)

Routine/Operational Issues                                                                                                26

S0101.

Rotate Annual Meeting Location

S0102.

Change Date/Time of Annual Meeting

S0105.

Limit Auditor from Providing Non-Audit Services

S0107.

Require Independent Board Chairman

S0108.

Liquidate Company Assets and Distribute Proceeds

S0110.

Establish Shareholder Advisory Committee

S0115.

Company-Specific-Miscellaneous

Director/Board-Related Issues                                                                                            27

S0201.

Declassify the Board of Directors

S0202.

Establish Term Limits for Directors

S0203.

Establish a Nominating Committee

S0204.

Establish a Compensation Committee

S0207.

Restore or Provide for Cumulative Voting

S0209.

Establish Director Stock Ownership Requirement

S0211.

Establish Mandatory Retirement Age for Directors

S0212.

Require a Majority Vote for the Election of Directors

S0213.

Adopt Retention Ratio for Executives/Directors

S0215.

Require Majority of Independent Directors on Board

S0219.

Limit Composition of Committee(s) to Independent Directors

S0221.

Proxy Access

S0222.

Company-Specific Board-Related

S0223.

Require Directors Fees to be paid in Stock

S0227.

Board Diversity

S0230.

Require More Director Nominations than Open Seats

S0235.

Amend Articles/Bylaws/Charter-Call Special Meetings

S0236.

Amend Vote Requirements to Amend Articles/Bylaws/Charter

S0237.

Amend Director/Officer Liability/Indemnification Provisions

S0299.

Elect Directors (Opposition Slate)

Corporate Governance Issues                                                                                            28

S0302.

Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote

S0304.

Provide for Confidential Voting

S0311.

Reduce Supermajority Vote Requirement

S0315.

Initiate Share Repurchase Program

S0318.

Submit Severance Agreement (Change in Control) to Shareholder Vote

S0319.

Reincorporate in another State [  ].

S0321.

Eliminate or Restrict Severance Agreements (Change-in-Control)

S0329.

Eliminate Discretionary Voting of Unmarked Proxies

S0332.

Approve/Amend Terms of Existing Poison Pill

S0352.

Company Specific-Governance Related

Social/Human Rights Issues                                                                                                 28

S0411.

MacBride Principles

S0414.

Improve Human Rights Standards or Policies

S0420.

Burma-Related

S0421.

Plant Closures

S0423.

Operations in High Risk Countries

S0424.

Report on Maquiladora Operations

S0452.

China Principles

Compensation Issues                                                                                                            29

S0501.

Limit/Prohibit Executive Stock-Based Awards

S0503.

Increase Disclosure of Executive Compensation

S0504.

Limit Executive Compensation

S0506.

Submit SERP to Shareholder Vote

S0510.

Link Executive Pay to Social Criteria

S0511.

Compensation-Miscellaneous Company Specific

S0512.

Performance-Based and/or Time-Based Equity Awards

S0515.

Non-Employee Director Compensation

S0517.

Advisory Vote to Ratify Named Executive Officers’ Compensation

S0519.

Establish SERP Policy

General Economic Issues                                                                                                    30

S0602.

Review Fair Lending Policy

S0617.

Hire Advisor/Maximize Shareholder Vote

S0618.

Seek Sale of Company/Assets

Health/Environmental Issues                                                                                              30

S0706.

Abortion-Related Activities

S0708.

Toxic Emissions

S0710.

Facility Safety

S0711.

Nuclear Safety

S0725.

Weapons-Related

S0727.

Review Foreign Military Sales

S0728.

CERES Principles

S0729.

Review Drug Pricing or Distribution

S0731.

Community-Environmental Impact

S0732.

Sever Links with Tobacco Industry

S0733.

Reduce Tobacco Harm to Health

S0734.

Review Tobacco Marketing

S0736.

Genetically Modified Organisms (GMO)

S0737.

Toxic Substances

S0739.

Review Impact of Pandemics

S0740.

Environmental-Related Miscellaneous

S0741.

ANWR

S0742.

Climate Change

S0743.

GHG Emissions

S0777.

Report on Sustainability

S0779.

Renewable Energy

S0780.

Energy Efficiency

S0781.

Recycling

Other/Miscellaneous Issues                                                                                            31

S0805.

Disclose Prior Government Service

S0806.

Charitable Contributions

S0807.

Political Contributions

S0811.

Adopt Sexual Orientation Anti-bias Policy

S0812.

Report on EEO

S0814.

Glass Ceiling

S0890.

Animal Welfare

S0891.

Animal Testing

S0911.

Anti-Social Proposal

S0999.

Social Proposal

Management Proposals (International)

Other/Miscellaneous Issues                                                                                            33

M0001.

Share Re-registration Consent

M0010.

Bondholder Proposal

M0020.

Preferred Proposal

M0030.

Written Consent

M0040.

Private Company

M0050.

Limited Partnership/Limited Liability Corporation

M0060.

The Undersigned Hereby Certifies that the Shares Represented by this Proxy are Owned and Controlled by a [  ] Citizen

Routine/Operational Issues                                                                                            33

M0101.

Ratify Auditors

M0102.

Change Date/Location of Annual Meeting

M0103.

Appoint Appraiser/Special Auditor/Liquidator

M0104.

Accept Consolidated Financial Statements and Statutory Reports

M0105.

Accept Financial Statements and Statutory Reports

M0106.

Amend Articles/Bylaws/Charter-Routine

M0107.

Approve Dividends

M0108.

Approve Special/Interim Dividends

M0109.

Authorize Board to Fix Remunerations of Auditors

M0111.

Change Company Name

M0113.

Approve Investment Advisory Agreement

M0114.

Amend Investment Advisory Agreement

M0116.

Authorize Filing of Required Documents/Other Formalities

M0117.

Designate Inspector or Shareholder Representative(s) of Minutes of Meeting

M0119.

Reimburse Proxy Contest Expenses

M0121.

Approve Continuation of Company Under Canadian Business Corporation Act

M0122.

Adopt New Articles of Association/Charter

M0123.

Approve Special Auditors’ Report Regarding Related-Party Transactions

M0124.

Approve Stock Dividend Program

M0125.

Approve Other Business

M0126.

Amend Articles/Bylaws/Charter-Non-Routine

M0127.

Approve Charitable Donations

M0128.

Designate Newspaper to Publish Meeting Announcements

M0129.

Approve Minutes of Previous Meeting

M0130.

Approve Continuation of Company as Investment Trust

M0131.

Approve Change of Fundamental Investment Policy

M0133.

Approve Provisionary Budget and Strategy for Fiscal Year 20XX

M0135.

Amend Corporate Purpose

M0136.

Approve Auditors and Authorize Board to Fix Their Remuneration Auditors

M0137.

Miscellaneous Proposal: Company Specific

M0138.

Authorize Board to Ratify and Execute Approved Resolutions

M0149.

Receive Consolidated Financial Statements and Statutory Reports (Non-Voting)

M0150.

Receive Financial Statements and Statutory Reports (Non-Voting)

M0151.

Approve Financial Statements, Allocation of Income, and Discharge Directors

M0152.

Approve Allocation of Income and Dividends

M0155.

Appoint Auditors and Deputy Auditors

M0156.

Ratify Alternative Auditor

M0157.

Appoint Censor(s)

M0158.

Approve Remuneration of Directors and Auditors

M0159.

Approve Listing of Shares on a Secondary Exchange

M0160.

Approve Listing of Securities on a Secondary Exchange

M0162.

Designate Risk Assessment Companies

M0163.

Approve Political Donations

M0164.

Open Meeting

M0165.

Close Meeting

M0166.

Allow Questions

M0167.

Announce Vacancies on Supervisory Board

M0168.

Elect Chairman of Meeting

M0169.

Prepare and Approve List of Shareholders

M0170.

Acknowledge Proper Convening of Meeting

M0171.

Elect Members of Nominating Committee

M0172.

Consider Measures to Address the Decline in the Company’s Net Asset Value Relative to its Capital

M0173.

Approve Standard Accounting Transfers

M0175.

Transact Other Business (Non-Voting)

M0176.

Change Fiscal Year End

M0177.

Elect Members of Audit Committee

M0178.

Elect Members of Remuneration Committee

M0179.

Approve Delisting of Shares from Stock Exchange

M0180.

Approve Treatment of Net Loss

M0181.

Discussion on Company’s Corporate Governance Structure

M0183.

Approve X as Trustee of the Trust

M0185.

Approve XX XXX, 20XX, as Record Date for Effectiveness of This Meeting’s Resolutions

M0186.

Approve Early Termination of Powers of Audit Commission

M0187.

Approve/Amend Regulations on Audit Commission

M0188.

Approve Remuneration of Members of Audit Commission

M0189.

Approve Meeting Procedures

M0190.

Approve/Amend Regulations on General Meetings

M0191.

Approve Investment and Financing Policy

M0197.

Approve Audited Annual Report for the Fund

M0198.

Receive President’s Report

M0199.

Receive/Approve Special Board Report or Special Auditor Report

Director/Board-Related Issues                                                                                    38

M0201.

Elect Director

M0202.

Fix Number of Directors

M0203.

Approve Increase in Size of Board

M0204.

Approve Decrease in Size of Board

M0205.

Establish Range for Board Size

M0206.

Classify the Board of Directors

M0207.

Eliminate Cumulative Voting

M0208.

Fix Number of and Elect Directors

M0212.

Approve Director/Officer Liability and Indemnification

M0214.

Elect Directors (Bundled)

M0215.

Declassify the Board of Directors

M0216.

Remove Age Restriction for Directors

M0217.

Establish/Alter Mandatory Retirement Policy for Directors

M0219.

Approve Remuneration of Directors

M0220.

Elect Director and Approve Director’s Remuneration

M0221.

Elect Directors (Bundled) and Approve Their Remuneration

M0223.

Adopt/Amend Nomination Procedures for the Board

M0224.

Elect Board of Directors and Auditors

M0226.

Classify Board and Elect Directors

M0227.

Amend Articles Board-Related

M0228.

Elect Alternate/Deputy Directors

M0229.

Authorize Board to Fill Vacancies

M0231.

Adopt or Amend Board Powers/Procedures/Qualifications

M0232.

Change Range for Size of the Board

M0233.

Elect Company Clerk/Secretary

M0234.

Dismiss/Remove Directors

M0235.

Approve Retirement of Director (Non-contentious)

M0241.

Approve Statutory Appointments

M0249.

Elect Representative of Employee Shareholders to the Board

M0250.

Elect Supervisory Board Member

M0254.

Allow Board to Appoint Additional Directors between Annual Meetings

M0255.

Amend Quorum Requirements

M0257.

Elect Board Representatives for Holders of Savings Shares and Fix His/Her Remuneration

M0259.

Elect Members and Deputy Members of Corporate Assembly

M0260.

Approve Discharge of Management Board

M0261.

Approve Discharge of Supervisory Board

M0262.

Approve Discharge of Management and Supervisory Board

M0263.

Approve Discharge of Auditors

M0264.

Approve Discharge of Board and President

M0265.

Approve Discharge of Directors and Auditors

M0267.

Company Specific-Board-Related

M0268.

Allow Directors to Engage in Commercial Transactions with the Company and/or Be Involved with Other Companies

M0269.

Discussion of Supervisory Board Profile

M0272.

Indicate Personal Interest in Proposed Agenda Item

M0273.

Authorize Board Chairman to Serve as CEO

M0275.

Elect Supervisory Board Members (Bundled)

M0280.

Appoint Internal Statutory Auditors

M0281.

Appoint Alternate Internal Statutory Auditor

M0290.

Approve/Amend Regulations on Board of Directors

M0296.

Elect Subsidiary Director

M0298.

Approve Executive Appointment

M0299.

Elect Directors (Management Slate)

Capitalization Issues                                                                                                        42

M0301.

Authorize a New Class of Common Stock

M0302.

Authorize a New Class of Preferred Stock

M0304.

Increase Authorized Common Stock

M0305.

Increase Authorized Preferred Stock

M0306.

Increase Authorized Preferred and Common Stock

M0307.

Approve Stock Split

M0308.

Approve Reverse Stock Split

M0312.

Approve/Amend Conversion of Securities

M0313.

Approve Issuance of Warrants/Convertible Debentures

M0314.

Eliminate Preemptive Rights

M0315.

Eliminate/Adjust Par Value of Common Stock

M0316.

Amend Votes per Share of Existing Stock

M0318.

Authorize Share Repurchase Program

M0319.

Authorize Board to Set Terms of Preferred

M0320.

Eliminate Class of Preferred Stock

M0321.

Eliminate Class of Common Stock

M0323.

Approve Issuance of Shares for a Private Placement

M0324.

Approve Shares Issued for a Private Placement to a Director or Executive

M0326.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

M0329.

Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights

M0330.

Company Specific-Equity Related

M0331.

Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights

M0332.

Increase Authorized Common Stock and Authorize New Class of Preferred Stock

M0334.

Increase Authorized Common Stock and Authorize New Class of Common Stock

M0335.

Adopt/Amend Dividend Reinvestment Plan

M0337.

Authorize Capital Increase of up to 10 Percent of Issued Capital for Future Acquisitions

M0339.

Reduce Authorized Common Stock and/or Preferred Stock

M0343.

Approve/Amend Securities Transfer Restrictions

M0344.

Consent to Amended Bond Indenture

M0346.

Authorize Share Repurchase Program and Reissuance of Repurchased Shares

M0347.

Authorize Share Repurchase Program and Cancellation of Repurchased Shares

M0348.

Authorize Directed Share Repurchase Program/Approve Tender Offer

M0349.

Authorize Company Subsidiary to Purchase Shares in Parent

M0351.

Approve Unlimited Capital Authorization

M0352.

Convert Multiple Voting Shares to Common Shares

M0353.

Ratify Past Issuance of Shares

M0356.

Authorize Issuance of Investment Certificates

M0357.

Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible Bonds with Preemptive Rights

M0358.

Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible Bonds without Preemptive Rights

M0365.

Authorize Issuance of Equity upon Conversion of a Subsidiary’s Equity-Linked Securities

M0366.

Authorize Capital Increase for Future Share Exchange Offers

M0367.

Set Global Limit for Capital Increase to Result From All Issuance Requests

M0370.

Authorize Issuance of Bonds/Debentures

M0372.

Approve Bond Repurchase

M0373.

Authorize Reissuance of Repurchased Shares

M0374.

Approve Reduction in Share Capital

M0375.

Approve Reduction/Cancellation of Share Premium Account

M0377.

Amend Articles/Charter to Reflect Changes in Capital

M0378.

Amend Articles/Charter Equity-Related

M0379.

Approve Issuance of Equity or Equity-Linked Securities with or without Preemptive Rights

M0380.

Approve Increase in Borrowing Powers

M0381.

Approve Increase in Limit on Foreign Shareholdings

M0382.

Approve Issuance of Securities Convertible into Debt

M0383.

Authorize Board to Set Issue Price for 10 Percent of Issued Capital Pursuant to Issue Authority without Preemptive Rights

M0384.

Authorize Board to Increase Capital in the Event of Demand Exceeding Amounts Submitted to Shareholder Vote Above.

Reorganization and Mergers                                                                                                                    46

M0401.

Change State of Incorporation [  ]

M0404.

Approve Reorganization/Restructuring Plan

M0405.

Approve Merger Agreement

M0406.

Approve Scheme of Arrangement

M0410.

Approve Acquisition or Issue Shares in Connection with Acquisition

M0412.

Approve Recapitalization Plan

M0413.

Amend Articles/Bylaws/Charter-Organization-Related

M0414.

Company Specific Organization Related

M0415.

Approve Sale of Company Assets

M0418.

Approve Formation of Holding Company

M0419.

Acquire Certain Assets of another Company

M0430.

Approve/Amend Subadvisory Agreement

M0432.

Approve Conversion to Series of Delaware Business Trust

M0433.

Approve Conversion from Closed-End to Open-End Fund

M0434.

Approve Merger of Funds

M0435.

Approve Distribution Agreement

M0451.

Approve Merger by Absorption

M0452.

Approve Joint Venture Agreement

M0453.

Approve Plan of Liquidation

M0454.

Approve Spin-Off Agreement

M0455.

Approve Public Offering of Shares in Subsidiary

M0456.

Approve Exchange of Debt for Equity

M0457.

Waive Requirement for Mandatory Offer to All Subsidiaries

M0458.

Approve Accounting Treatment of Merger, Absorption, or Similar Transaction

M0459.

Approve Affiliation Agreements with Subsidiaries

M0460.

Approve Transaction with a Related Party

M0461.

Amend Articles to: (Japan)

M0462.

Approve Pledging of Assets for Debt

M0463.

Approve Investment in another Company

M0464.

Approve Loan Agreement

M0470.

Miscellaneous Mutual Fund – Company-Specific

Compensation Issues                                                                                                        48

M0501.

Approve Executive Share Option Plan

M0503.

Amend Executive Share Option Plan

M0507.

Approve Restricted Stock Plan

M0509.

Amend Restricted Stock Plan

M0510.

Approve Qualified Employee Stock Purchase Plan

M0512.

Amend Qualified Employee Stock Purchase Plan

M0514.

Approve Non-Qualified Employee Stock Purchase Plan

M0516.

Amend Non-Qualified Employee Stock Purchase Plan

M0519.

Approve/Amend Bonus Matching Plan

M0520.

Approve Issuance of Warrants Reserved for Founders

M0522.

Approve Omnibus Stock Plan

M0524.

Amend Omnibus Stock Plan

M0525.

Approve Non-Employee Director Stock Option Plan

M0526.

Amend Non-Employee Director Stock Option Plan

M0528.

Approve Share Appreciation Rights/Approve Phantom Option Plan

M0530.

Amend Share Appreciation Rights/Amend Phantom Option Plan

M0535.

Approve/Amend Executive Incentive Bonus Plan

M0537.

Approve/Amend Retirement Plan

M0538.

Approve/Amend Deferred Share Bonus Plan

M0541.

Approve Stock/Cash Award to Executive

M0546.

Approve Executive/Directors Loans

M0547.

Company-Specific Compensation-Related

M0548.

Approve Repricing of Options

M0549.

Approve Remuneration of Executive Directors and Independent Non- Executive Directors

M0550.

Approve Remuneration Report

M0554.

Approve Outside Director Stock Awards/Options in Lieu of Cash

M0555.

Approve Stock Option Plan Grants

M0556.

Approve Stock-for-Salary/Bonus Plan

M0558.

Approve Bundled Remuneration Plans

M0560.

Approve Stock Option Plan for Directors and Statutory Auditors

M0564.

Approve/Amend Employment Agreements

M0567.

Approve Employee Share Ownership Trust

M0568.

Approve/Amend Profit Sharing Plan

M0581.

Approve Special Payments to Continuing Directors in Connection with Abolition of Retirement Bonus System

M0582.

Approve Retirement Bonuses for Directors

M0583.

Approve Retirement Bonuses for Statutory Auditors

M0584.

Approve Retirement Bonuses for Directors and Statutory Auditors

M0585.

Approve Special Bonus for Family of Deceased Director

M0586.

Approve Special Bonus for Family of Deceased Statutory Auditor

M0587.

Approve Special Bonus for Families of Deceased Directors and Statutory Auditors

M0588.

Approve Increase in Aggregate Compensation Ceiling for Directors

M0589.

Approve Increase in Aggregate Compensation Ceiling for Statutory Auditors

M0590.

Approve Increase in Aggregate Compensation Ceiling for Directors and Statutory Auditors

M0591.

Approve or Amend Option Plan for Overseas Employees

M0592.

Amend Terms of Outstanding Options

M0593.

Approve Share Plan Grant

M0595.

Amend Articles/Charter Compensation-Related

M0596.

Approve Non-Employee Director Restricted Stock Plan

M0597.

Amend Non-Employee Director Restricted Stock Plan

M0598.

Approve Non-Employee Director Omnibus Stock Plan

M0599.

Amend Non-Employee Director Omnibus Stock Plan

Antitakeover Issues                                                                                                                53

M0601.

Amend Articles/Bylaws/Charter to Include Antitakeover Provision(s)

M0602.

Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions

M0603.

Eliminate/Restrict Right to Act by Written Consent

M0604.

Provide Directors May Only Be Removed for Cause

M0605.

Adopt or Increase Supermajority Vote Requirement for Amendments

M0606.

Adopt or Increase Supermajority Vote Requirement for Mergers

M0607.

Adopt or Increase Supermajority Vote Requirement for Removal of Directors

M0608.

Reduce Supermajority Vote Requirement

M0609.

Adopt, Renew or Amend Shareholder Rights Plan (Poison Pill)

M0610.

Approve the Destruction of Proxies

M0611.

Approve Control Share Acquisition

M0612.

Opt out of State’s Control Share Acquisition Law

M0613.

Adopt Fair Price Provision

M0614.

Rescind Fair Price Provision

M0617.

Adjourn Meeting

M0618.

Eliminate/Restrict Right to Call a Special Meeting

M0619.

Restrict Right to Call Special Meeting

M0621.

Require Advance Notice for Shareholder Proposals/Nominations

M0622.

Consider Non-Financial Effects of Mergers

M0627.

Permit Board to Amend Bylaws without Shareholder Consent

M0629.

Waive Control Share Acquisition Provision

M0631.

Grant Authority to Board to Implement Antitakeover Measures during a Takeover

M0649.

Remove Double-Voting Rights for Long-Term Registered Shareholders

M0650.

Adopt Double Voting Rights for Long-Term Registered Shareholders

M0652.

Renew Partial Takeover Provision

M0653.

Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer

M0654.

Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer

M0655.

Allow Board to Use All Outstanding Capital Authorizations in the Event of a Public Tender Offer or Share Exchange Offer

M0658.

Approve/Amend Stock Ownership Limitations

M0659.

Approve Reduction in Share Ownership Disclosure Threshold

M0660.

Amend Articles/Charter Governance-Related

M0661.

Company-Specific-Organization-Related

Shareholder Proposals (International)

Routine/Operational Issues                                                                                            55

S0101.

Rotate Annual Meeting Locations

S0102.

Change Date/Time of Annual Meeting

S0105.

Limit Auditor from Providing Non-Audit Services

S0107.

Require Independent Board Chairman

S0108.

Liquidate Company Assets and Distribute Proceeds

S0110.

Establish Shareholder Advisory Committee

S0115.

Company-Specific-Miscellaneous

S0118.

Convert Closed-End Fund to Open-End Fund

S0119.

Reimburse Proxy Contest Expenses

S0152.

Approve Distribution Policy

Director/Board-Related Issues                                                                                        56

S0201.

Declassify the Board of Directors

S0202.

Establish Term Limits for Directors

S0203.

Establish a Nominating Committee

S0204.

Establish a Compensation Committee

S0205.

Establish Other Board Committee

S0207.

Restore or Provide for Cumulative Voting

S0209.

Establish Director Stock Ownership Requirement

S0211.

Establish Mandatory Retirement Age for Directors

S0212.

Require a Majority Vote for the Election of Directors

S0213.

Adopt Retention Ratio for Executives/Directors

S0214.

Removal of Existing Board Directors

S0215.

Require a Majority of Independent Directors on Board

S0219.

Limit Composition of Committee(s) to Independent Directors

S0220.

Require Director Nominee Qualifications

S0221.

Proxy Access

S0222.

Company-Specific Board-Related

S0223.

Require Directors Fees to be paid in Stock

S0225.

Change Size of Board of Directors

S0227.

Board Diversity

S0230.

Require More Director Nominations than Open Seats

S0233.

Amend Articles/Bylaws/Charter-Filling Vacancies

S0234.

Amend Articles/Bylaws/Charter-Removal of Directors

S0235.

Amend Articles/Bylaws/Charter-Call Special Meetings

S0236.

Amend Vote Requirements to Amend Articles/Bylaws/Charter

S0237.

Amend Director/Officer Indemnification/Liability Provisions

S0250.

Elect a Shareholder-Nominee to the Board

S0299.

Elect Directors (Opposition Slate)

Corporate Governance Issues                                                                                            57

S0302.

Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote

S0304.

Provide for Confidential Voting

S0311.

Reduce Supermajority Vote Requirement

S0318.

Eliminate or Restrict Severance Agreements (Change-in-Control)

S0319.

Reincorporate in another State [  ]

S0321.

Submit Severance Agreement (Change-in-Control) to Shareholder Vote

S0326.

Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions

S0329.

Eliminate Discretionary Voting

S0330.

Eliminate Cumulative Voting

S0332.

Approve/Amend Terms of Poison Pill

S0352.

Company-Specific-Governance-Related

S0353.

Miscellaneous-Equity Related

Social/Human Rights Issues                                                                                               58

S0411.

MacBride Principles

S0414.

Improve Human Rights Standards or Policies

S0418.

Report on Coffee Sourcing Policies

S0419.

Report on Outsourcing

S0420.

Burma-Related

S0421.

Plant Closures

S0423.

Operations in High Risk Countries

S0424.

Report on Maquiladora Operations

S0425.

China Principles

S0427.

Internet Censorship

Compensation Issues                                                                                                            59

S0500.

Stock Retention/Holding Period

S0501.

Limit/Prohibit Executive Stock-Based Awards

S0503.

Increase Disclosure of Executive Compensation

S0504.

Limit Executive Compensation

S0506.

Submit SERP to Shareholder Vote

S0507.

Report on Pay Disparity

S0510.

Link Executive Pay to Social Criteria

S0511.

Company-Specific-Compensation-Related

S0512.

Performance-Based and/or Time-Based Equity Awards

S0513.

Put Repricing of Stock Options to Shareholder Vote

S0515.

Non-Employee Director Compensation

S0516.

Claw-back Statements under Restatements

S0517.

Advisory Vote to Ratify Named Executive Officers’ Compensation

S0519.

Establish SERP Policy

S0520.

Pay for Superior Performance

S0521.

Disclose Information on Compensation Consultant

S0522.

Adopt Policy on 10b5-1 Trading Plans

S0523.

Share Buyback Holding Period

S0524.

Adopt Anti Gross-up Policy

S0525.

Employment Contract

General Economic Issues                                                                                                    60

S0602.

Review Fair Lending Policy

S0617.

Employ Financial Advisor to Explore Alternatives to Maximize Value

S0618.

Seek Sale of Company/Assets

Health/Environmental Issues                                                                                              60

S0703.

End Production of Tobacco Products

S0704.

Prepare Tobacco-Related Report

S0706.

Avoid Support of Abortion-Related Activities

S0708.

Toxic Emissions

S0709.

Phase out Nuclear Facilities

S0710.

Facility Safety

S0711.

Nuclear Safety

S0725.

Weapons-Related

S0727.

Review Foreign Military Sales

S0728.

Adopt/Implement CERES Principles

S0729.

Review Drug Pricing or Distribution

S0730.

Report on Environmental Policies

S0731.

Community-Environment Impact

S0732.

Sever Links with Tobacco Industry

S0733.

Reduce Tobacco Harm to Health

S0734.

Review Tobacco Marketing

S0735.

Prepare Report on Health Care Reform

S0736.

Genetically Modified Organisms (GMO)

S0737.

Toxic Substances

S0738.

Product Safety

S0739.

Review Impact of Pandemics

S0740.

Environmental-Related Miscellaneous

S0741.

ANWR

S0742.

Climate Change

S0743.

GHG Emissions

S0777.

Sustainability Report

S0778.

Wood Procurement

S0779.

Renewable Energy

S0780.

Energy Efficiency

S0781.

Recycling

Other/Miscellaneous Issues                                                                                                62

S0805.

Disclose Prior Government Service

S0806.

Charitable Contributions

S0807.

Political Contributions

S0810.

Company-Specific-Shareholder Miscellaneous

S0811.

Adopt Sexual Orientation Anti-Bias Policy

S0812.

Report on EEO

S0813.

Miscellaneous-Tobacco-Related

S0814.

Glass Ceiling

S0890.

Animal Welfare

S0891.

Animal Testing

S0892.

Animal Slaughter Methods

S0911.

Anti-Social Proposal

S0912.

Adult Entertaining

S0999.

Social Proposal

GUIDELINES FOR VOTING ON PROPOSALS FOR US COMPANIES

Oppenheimer Capital LLC (the “Company”) will generally vote on proposals for US Companies in accordance with the following guidelines, however, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations will be followed.

ROUTINE/OPERATIONAL ISSUES – US MANAGEMENT PROPOSALS

M0101.  Ratify Auditors

The Company will vote for this proposal unless the fees paid by the company for non-audit services exceed 75% of the aggregate fees paid to the company’s outside auditor.

M0102.  Change Date/Location of Annual Meeting

The Company will vote for this proposal.

M0105.  Accept Financial Statements and Statutory Reports

The Company will vote for this proposal.

M0106.  Amend Articles/Bylaws/Charter-Routine

The Company will vote for this proposal.

M0111.  Change Company Name

The Company will vote for this proposal.

M0113.  Approve Investment Advisory Agreement

The Company will vote for this proposal.

M0114.  Amend Investment Advisory Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0119.  Reimburse Proxy Contest Expenses

The Company will evaluate this proposal on a case-by-case basis.

M0122.  Adopt New Articles of Association/Charter

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

M0125.  Other Business

The Company will vote against this proposal.

M0126.  Amend Articles/Bylaws/Charter-Non-Routine

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

M0131.  Approve Change of Fundamental Investment Policy

The Company will evaluate this proposal on a case-by-case basis.

M0132.  Approve Change in Investment Objective

The Company will evaluate this proposal on a case-by-case basis.

M0134.  Allow Board to Change the Investment Objective without Shareholder Approval

The Company will evaluate this proposal on a case-by-case basis.

M0135.  Amend Corporate Purpose

The Company will evaluate this proposal on a case-by-case basis.

M0137.  Miscellaneous Proposal: Company-Specific

The Company will evaluate this proposal on a case-by-case basis.

M0191.  Approve Investment and Financing Policy

The Company will evaluate this proposal on a case-by-case basis.

DIRECTOR/BOARD-RELATED ISSUES – US MANAGEMENT PROPOSALS

M0201.

  Elect Director

The Company will vote for this proposal unless certain independence issues exit.  The Company will withhold votes from any non-independent nominee as follows:

1.

Withhold votes if the nominee is not an independent member of the compensation committee and the committee comprises less than 100% independents;

2.

Withhold votes if the nominee is not an independent member of the nominating committee and the committee comprises less than 100% independents;

3.

Withhold votes if the nominee is not an independent member of the audit committee and the committee comprises less than 100% independents;

4.

Withhold votes if the nominee is not independent (excluding the CEO) and the full board comprises less than 50% independents; and

5.

Withhold votes if the nominee attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year without a valid excuse (e.g. illness, work on behalf of the company, service to the nation).

M0202.

  Fix Number of Directors

The Company will vote for this proposal unless the board will consist of less than 3 directors/voting members or the board will consist of more than 12 directors/voting members.

M0203.

  Approve Increase in Size of Board

The Company will vote for this proposal unless the board will consist of more than 12 directors/voting members or the board will consist of less than 3 directors/voting members.

M0204.

  Approve Decrease in Size of Board

The Company will vote for this proposal unless the board will consist of less than 3 directors/voting members or the board will consist of more than 12 directors/voting members.

M0205.

  Establish Range for Board Size

The Company will vote for this proposal unless the board will consist of less than 3 directors/voting members or the board will consist of more than 12 directors/voting members.

M0206.

  Classify the Board of Directors

The Company will vote against this proposal.

M0207.

  Eliminate Cumulative Voting

The Company will vote for this proposal.

M0208.

  Fix Number of and Elect Directors

The Company will for this proposal unless:

1.

The board will consist of fewer than 3 directors after the election;

2.

The board will consist of more than 12 directors after the election;

3.

The nominee is not an independent member of the nominating committee and the committee comprises less than 99% of independents;

4.

The nominee is not an independent member of the nominating committee and the committee comprises less than 99% of independents;

5.

The nominee is not an independent member of the audit committee and the committee comprises less than 99% of independents; or

6.

The nominee is not independent (excluding the CEO) and the full board comprises less than 50% independents.

M0212.

  Approve Director/Officer Liability and Indemnification

The Company will vote for this proposal.

M0215.

  Declassify the Board of Directors

The Company will vote for this proposal.

M0216.

  Remove Age Restriction for Directors

The Company will evaluate this proposal on a case-by-case basis.

M0217.

  Establish/Alter Mandatory Retirement Policy for Directors

The Company will evaluate this proposal on a case-by-case basis.

M0223.

  Adopt/Amend Nomination Procedures for the Board

The Company will evaluate this proposal on a case-by-case basis.

M0226.

  Classify Board and Elect Directors

The Company will vote against this proposal.

M0227.

  Amend Articles Board-Related

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

M0229.

  Authorize Board of Fill Vacancies

The Company will vote against this proposal.

M0232.

  Change Range for Size of the Board

The Company will vote for this proposal unless the board will consist of more than 12 directors/voting members or the board will consist of less than 3 directors/voting members.

M0254.

  Allow Board to Appoint Additional Directors between Annual Meetings

The company will evaluate this proposal on a case-by-case basis.

M0255.

  Amend Quorum Requirements

The Company will evaluate this proposal on a case-by-case basis.

M0267.

  Company Specific-Board-Related

The Company will evaluate this proposal on a case-by-case basis.

M0296.

  Elect Subsidiary Director

The Company will vote for this proposal.

M0299.

  Elect Directors (Management Slate)

The Company will evaluate this proposal on a case-by-case basis.

CAPITALIZATION ISSUES – US MANAGEMENT PROPOSALS

M0301.

  Authorize a New Class of Common Stock

The Company will vote against this proposal.

M0302.

  Authorize New Class of Preferred Stock

The Company will vote for this proposal unless the board has unlimited rights to set the terms and conditions of the shares (known as “blank check” preferred stock).

M0304.

  Increase Authorized Common Stock

The Company will vote for this proposal unless the proposed increase represents more than 100% of current authorized shares of stock class or the proposed increase is not intended to effect a merger, stock split, or recapitalization.

M0305.

  Increase Authorized Preferred Stock

The Company will vote for this proposal unless the board has unlimited rights to set the terms and conditions of the shares (known as “blank check’ preferred stock) or the proposed increase creates potential dilution of more than 50%.

M0306.

  Increase Authorized Preferred and Common Stock

The Company will vote for this proposal unless:

1.

The board has unlimited rights to set the terms and conditions of the shares (known as “blank check” preferred stock);

2.

The increase represents more than 100% of current authorized shares of stock class (common stock);

3.

The increase represents more than 50% of current authorized shares of stock class (preferred stock); or

4.

The proposed increase is not intended to effect a merger, stock split, or recapitalization.

M0307.

  Approve Stock Split

The Company will vote for this proposal.

M0308.

  Approve Reverse Stock Split

The Company will vote for this proposal.

M0312.

  Approve/Amend Conversion of Securities

The Company will evaluate this proposal on a case-by-case basis.

M0313.

  Approve Issuance of Warrants/Convertible Debentures

The Company will evaluate this proposal on a case-by-case basis.

M0314.

  Eliminate Preemptive Rights

The Company will vote for this proposal.

M0315.

  Eliminate/Adjust Par Value of Common Stock

The Company will vote for this proposal.

M0316.

  Amend Votes per Share of Existing Stock

The Company will evaluate this proposal on a case-by-case basis.

M0318.

  Authorize Share Repurchase Program

The Company will vote for this proposal.

M0319.

  Authorize Board to Set Terms of Preferred

The Company will evaluate this proposal on a case-by-case basis.

M0320.

  Eliminate Class of Preferred Stock

The Company will vote for this proposal.

M0321.

  Eliminate Class of Common Stock

The Company will vote for this proposal.

M0323.

  Approve Issuance of Shares for a Private Placement

The Company will evaluate this proposal on a case-by-case basis.

M0330.

  Company Specific-Equity-Related

The Company will evaluate this proposal on a case-by-case basis.

M0332.

  Increase Authorized Common Stock and Authorize New Class of Preferred Stock

The Company will vote for this proposal unless:

1.

The board had unlimited rights to set the terms and conditions of the shares (known as “blank check” preferred stock);

2.

The proposed increase is not intended to effect a merger, stock split, or recapitalization; or

3.

The proposed increase represents more than 100% of current authorized shares of stock class.

M0339.

  Reduce Authorized Common and/or Preferred Stock

The Company will vote for this proposal.

M0377.

  Amend Articles/Charter to Reflect Changes in Capital

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

M0378.

  Amend Articles/Charter Equity-Related

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

REORGANIZATION AND MERGERS – US MANAGEMENT PROPOSALS

M0401.

  Change State of Incorporation

The Company will vote for this proposal unless the proposal would reduce shareholder rights (if the changes are not subject to a separate shareholder vote).

M0404.

  Approve Reorganization/Restructuring Plan

The Company will evaluate this proposal on a case-by-case basis.

M0405.

  Approve Merger Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0410.

  Approve Acquisition or Issue Shares in Connection with Acquisition

The Company will evaluate this proposal on a case-by-case basis.

M0412.

  Approve Recapitalization Plan

The Company will evaluate this proposal on a case-by-case basis.

M0413.

  Amend Articles/Bylaws/Charter-Organization-Related

The Company will vote for this proposal unless the proposal reduces shareholders’ rights.

M0414.

  Company Specific Organization Related

The Company will evaluate this proposal on a case-by-case basis.

M0415.

  Approve Sale of Company Assets

The Company will evaluate this proposal on a case-by-case basis.

M0418.

  Approve Formation of Holding Company

The Company will evaluate this proposal on a case-by-case basis.

M0419.

  Acquire Certain Assets of another Company

The Company will evaluate this proposal on a case-by-case basis.

M0429.

  Approve Multi-Manager Structure

The Company will evaluate this proposal on a case-by-case basis.

M0430.

  Approve/Amend Subadvisory Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0432.

  Approve Conversion to Series of Delaware Business Trust

The Company will evaluate this proposal on a case-by-case basis.

M0433.

  Approve Conversion from Closed-End to Open-End Fund

The Company will evaluate this proposal on a case-by-case basis.

M0434.

  Approve Merger of Funds

The Company will evaluate this proposal on a case-by-case basis.

M0435.

  Approve Distribution Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0451.

  Approve Merger by Absorption

The Company will evaluate this proposal on a case-by-case basis.

M0452.

  Approve Joint Venture Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0453.

  Approve Plan of Liquidation

The Company will evaluate this proposal on a case-by-case basis.

M0454.

  Approve Spin-Off Agreement

The Company will evaluate this proposal on a case-by-case basis.

M0456.

  Approve Exchange of Debt for Equity

The Company will evaluate this proposal on a case-by-case basis.

M0460.

  Approve Transaction with a Related Party

The Company will evaluate this proposal on a case-by-case basis.

M0470.

  Company-Specific-Mutual Fund

The Company will evaluate this proposal on a case-by-case basis.

COMPENSATION ISSUES – US MANAGEMENT PROPOSALS

M0501.

  Approve Stock Option Plan

The Company will vote for this proposal unless:

1.

The potential dilution of all plans, including this proposal, is more that 10% of outstanding common stock (basic dilution);

2.

The plan allows the company to reprice or replace underwater options without shareholder approval;

3.

The plan allows options to be priced at less than 100% of the fair market value;

4.

The plan administrator may provide loans to exercise awards;

5.

The plan administrator may grant reload stock options;

6.

The plan administrator may accelerate the vesting of outstanding awards; or

7.

The plan has an automatic share replenishment feature (evergreen plan).

M0503.

  Amend Stock Option Plan

The Company will vote for this proposal unless:

1.

The plan administrator may grant reload stock options;

2.

The plan administrator may accelerate the vesting of outstanding awards;

3.

The amendment extends the post-retirement exercise period of outstanding options;

4.

The amendment would allow options to be priced at less than 100% fair market value;

5.

The amendment allows the plan administrator to reprice or replace underwater options;

6.

The potential dilution of all plans, including this proposal, is more than 10% of outstanding common stock (basic dilution);

7.

The plan has an automatic share replenishment feature (evergreen plan);

8.

The plan allows the company to reprice or replace underwater options without shareholder approval;

9.

The plan allows options to be priced at less than 100% of the fair market value; or

10.

The plan administrator may provide loans to exercise awards.

M0507.

  Approve Restricted Stock Plan

The Company will vote for this proposal unless the potential dilution of all plans, including this proposal, is more than 10% of outstanding common stock (basic dilution) or the plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

M0509.

  Amend Restricted Stock Plan

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution);

2.

The amendment shortens the vesting requirement or lessens performance requirements; or

3.

The plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

M0510.

  Approve Qualified Employee Stock Purchase Plan

The Company will vote for this proposal unless the plan allows employees to purchase stock at less than 85% fair market value.

M0512.

  Amend Qualified Employee Stock Purchase Plan

The Company will vote for this proposal unless the plan allows employees to purchase stock at less than 85% fair market value.

M0514.

  Approve Nonqualified Employee Stock Purchase Plan

The Company will vote for this proposal unless the plan allows employees to purchase stock at less than 85% fair market value.

M0516.

  Amend Nonqualified Employee Stock Purchase Plan

The Company will vote for this proposal unless the plan allows employees to purchase stock at less than 85% fair market value.

M0522.

  Approve Omnibus Stock Plan

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution);

2.

The plan allows options to be priced at less than 100% of the fair market value;

3.

The plan has an automatic share replenishment feature (evergreen plan);

4.

The plan administrator may accelerate the vesting of outstanding awards;

5.

The plan administrator may grant reload stock options;

6.

The plan administrator may provide loans to exercise awards; or

7.

The plan allows the company to reprice or replace underwater options without shareholder approval.

M0524.

  Amend Omnibus Stock Plan

The Company will vote for this proposal unless:

1.

The plan allows the company to reprice or replace underwater options without shareholder approval;

2.

The plan has an automatic share replenishment feature (evergreen plan);

3.

The potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution);

4.

The plan allows options to be priced at less than 100% of the fair market value;

5.

The amendment allows the plan administrator to reprice or replace underwater options;

6.

The amendment extends the post-retirement exercise period of outstanding options;

7.

The plan administrator may accelerate the vesting of outstanding awards;

8.

The plan administrator may provide loans to exercise awards;

9.

The amendment would allow options to be priced at less than 100% fair market value; or

10.

The plan administrator may grant reload stock options.

M0525.

  Approve Non-Employee Director Stock Option Plan

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The plan allows options to be priced at less than 100% of the fair market value; or

3.

The plan allows for non-formula, discretionary awards.

M0526.

  Amend Non-Employee Director Stock Option Plan

The Company will vote for this proposal unless:

1.

The plan allows options to be priced at less than 100% of the fair market value;

2.

The plan allows for non-formula, discretionary awards;

3.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

4.

The amendment would permit granting of non-formula, discretionary awards;

5.

The amendment would allow options to be priced at less than 100% fair market value;

6.

The plan allows the company to reprice or replace underwater options without shareholder approval;

7.

The amendment increases the award size;

8.

The potential dilution of all plans is more than 5% of fully diluted shares outstanding and the company is not a technology company; or

9.

The potential dilution of all plans is more than 10% of fully diluted shares outstanding and the company is a technology company.

M0535.

  Approve/Amend Executive Incentive Bonus Plan

The Company will vote for this proposal.

M0537.

  Approve/Amend Retirement Plan

The Company will vote for this proposal.

M0538.

  Approve/Amend Deferred Compensation Plan

The Company will vote for this proposal.

M0541.

  Approve Stock/Cash Award to Executive

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The option is priced at less than 85% of the fair market value on the grant date; or

3.

The award is time-lapsing restricted stock that fully vests in less than 3 years.

M0547.

  Company-Specific-Compensation-Related

The Company will evaluate this proposal on a case-by-case basis.

M0548.

  Approve Repricing of Options

The Company will vote against this proposal.

M0554.

  Approve Outside Director Stock Awards/Options in Lieu of Cash

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The plan allows options to be priced at less than 85% of the fair market value; or

3.

The award is time-lapsing restricted stock that fully vests in less than 3 years.

M0558.

  Approve/Amend Bundled Compensation Plans

The Company will evaluate this proposal on a case-by-case basis.

M0564.

  Approve/Amend Employment Agreement(s)

The Company will vote for this proposal.

M0595.

  Amend Articles/Charter Compensation-Related

The Company will vote against this proposal.

M0596.

  Approve Non-Employee Director Restricted Stock Plan

The Company will vote for this proposal unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The plan allows for non-formula, discretionary awards; or

3.

The plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

M0597.

  Amend Non-Employee Director Restricted Stock Plan

The company will vote for this proposal unless:

1.

The amendment adds unrestricted stock awards or time-lapsing restricted stock awards that fully vest in less than 3 years;

2.

The amendment would permit granting of non-formula, discretionary awards;

3.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

4.

The plan allows for non-formula, discretionary awards; or

5.

The plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

M0598.

  Approve Non-Employee Director Omnibus Stock Plan

The Company will vote for this proposal unless:

1.

The plan authorizes five or more types of awards;

2.

The plan allows options to be priced at less than 100% of the fair market value;

3.

The plan allows for non-formula, discretionary awards; or

4.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution).

M0599.

  Amend Non-Employee Director Omnibus Stock Plan

The Company will vote for this proposal unless:

1.

The plan allows options to be priced at less than 100% of the fair market value;

2.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

3.

The plan allows the company to reprice or replace underwater options without shareholder approval;

4.

The amendment increases the award size;

5.

The plan allows for non-formula, discretionary awards;

6.

The plan authorizes five or more types of awards;

7.

The potential dilution of all plans is more than 10% of fully diluted shares outstanding and the company is a technology company;

8.

The potential dilution of all plans is more than 5% of fully diluted shares outstanding and the company is not a technology company;

9.

The amendment would allow options to be priced at less than 100% fair market value;

10.

The amendment would permit granting of non-formula, discretionary awards; or

11.

The amendment would authorize five or more types of awards.

ANTITAKEOVER ISSUES – US MANAGEMENT PROPOSALS

M0601.

  Amend Articles/Bylaws/Charter to Include Antitakeover Provision(s)

The Company will vote against this proposal.

M0602.

  Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)

The Company will vote against this proposal.

M0603.

  Eliminate/Restrict Right to Act by Written Consent

The Company will vote against this proposal.

M0604.

  Provide Directors May Only Be Removed for Cause

The Company will evaluate this proposal on a case-by-case basis.

M0605.

  Adopt or Increase Supermajority Vote Requirement for Amendments

The Company will vote against this proposal.

M0606.

  Adopt or Increase Supermajority Vote Requirement for Mergers

The Company will vote against this proposal.

M0607.

  Adopt or Increase Supermajority Vote Requirement for Removal of Directors

The Company will evaluate this proposal on a case-by-case basis.

M0608.

  Reduce Supermajority Vote Requirement

The Company will vote for this proposal.

M0609.

  Adopt, Renew or Amend Shareholder Rights Plan (Poison Pill)

The Company will vote against this proposal.

M0611.

  Approve Control Share Acquisition

The Company will evaluate this proposal on a case-by-case basis.

M0612.

  Opt out of State’s Control Share Acquisition Law

The Company will evaluate this proposal on a case-by-case basis.

M0613.

  Adopt Fair Price Provision

The Company will evaluate this proposal on case-by-case basis.

M0614.

  Rescind Fair Price Provision

The Company will evaluate this proposal on a case-by-case basis.

M0617.

  Adjourn Meeting

The Company will vote for this proposal.

M0618.

  Eliminate/Restrict Right to Call Special Meeting

The Company will vote against this proposal.

M0621.

  Require Advance Notice for Shareholder Proposals/Nominations

The Company will vote for this proposal.

M0622.

  Consider Non-Financial Effects of Mergers

The Company will vote against this proposal.

M0627.

  Permit Board to Amend Bylaws without Shareholder Consent

The Company will vote against this proposal.

M0629.

  Waive Control Share Acquisition Provision

The Company will evaluate this proposal on a case-by-case basis.

M0658.

  Approve/Amend Stock Ownership Limitations

The Company will evaluate this proposal on a case-by-case basis.

M0660.

  Amend Articles/Charter Governance-Related

The Company will vote against this proposal.

M0661.

  Company-Specific-Organization-Related

The Company will evaluate this proposal on a case-by-case basis.

ROUTINE/OPERATIONAL ISSUES – US SHAREHOLDER PROPOSALS

S0101.

  Rotate Annual Meeting Location

The Company will vote against this proposal.

S0102.

  Change Date/Time of Annual Meeting

The Company will vote against this proposal.

S0105.

  Limit Auditor from Providing Non-Audit Services

The Company will vote against this proposal.

S0107.

  Require Independent Board Chairman

The Company will vote against this proposal.

S0108.

  Liquidate Company Assets and Distribute Proceeds

The Company will vote against this proposal.

S0110.

  Establish Shareholder Advisory Committee

The Company will vote against this proposal.

S0115.

  Company-Specific-Miscellaneous

The Company will evaluate this proposal on a case-by-case basis.

DIRECTOR/BOARD-RELATED ISSUES –US SHAREHOLDER PROPOSALS

S0201.

  Declassify the Board of Directors

The Company will vote for this proposal.

S0202.

  Establish Term Limits for Directors

The Company will vote against this proposal.

S0203.

  Establish a Nominating Committee

The Company will vote against this proposal.

S0204.

  Establish a Compensation Committee

The Company will vote against this proposal.

S0207.

  Restore or Provide for Cumulative Voting

The Company will vote for this proposal.

S0209.

  Establish Director Stock Ownership Requirement

The Company will vote against this proposal.

S0211.

  Establish Mandatory Retirement Age for Directors

The Company will vote against this proposal.

S0212.

  Require a Majority Vote for the Election of Directors

The Company will vote for this proposal.

S0213.

  Adopt Retention Ratio for Executives/Directors

The Company will vote against this proposal.

S0215.

  Require Majority of Independent Directors on Board

The Company will vote for this proposal.

S0219.

  Limit Composition of Committee(s) to Independent Directors

The Company will vote against this proposal.

S0221.

  Proxy Access

The Company will vote for this proposal.

S0222.

  Company-Specific Board-Related

The Company will evaluate this proposal on a case-by-case basis.

S0223.

  Require Directors Fees to be paid in Stock

The Company will vote against this proposal.

S0227.

  Board Diversity

The Company will vote for this proposal unless the company has a woman or member of a racial minority serving on or nominated to its board or the resolution asks the company to amend its corporate governance guidelines or committee charter to include language on diversity.

S0230.

  Require More Director Nominations than Open Seats

The Company will vote against this proposal.

S0235.

  Amend Articles/Bylaws/Charter-Call Special Meetings

The Company will vote against this proposal.

S0236.

  Amend Vote Requirements to Amend Articles/Bylaws/Charter

The Company will vote for this proposal.

S0237.

  Amend Director/Officer Liability/Indemnification Provisions

The Company will vote against this proposal.

S0299.

  Elect Directors (Opposition Slate)

The Company will evaluate this proposal on a case-by-case basis.

CORPORATE GOVERNANCE ISSUES – US SHAREHOLDER PROPOSALS

S0302.

  Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote

The Company will vote for this proposal.

S0304.

  Provide for Confidential Voting

The Company will vote against this proposal.

S0311.

  Reduce Supermajority Vote Requirement

The Company will vote for this proposal.

S0315.

  Initiate Share Repurchase Program

The Company will vote for this proposal.

S0318.

  Submit Severance Agreement (Change in Control) to Shareholder Vote

The Company will vote for this proposal.

S0319.  Reincorporate in another State [  ].

The Company will vote against this proposal.

S0321.

  Eliminate or Restrict Severance Agreements (Change-in-Control)

The Company will vote for this proposal.

S0329.

  Eliminate Discretionary Voting of Unmarked Proxies

The Company will vote against this proposal.

S0332.

  Approve/Amend Terms of Existing Poison Pill

The Company will vote for this proposal.

S0352.

  Company Specific-Governance Related

The Company will evaluate this proposal on a case-by-case basis.

SOCIAL/HUMAN RIGHTS ISSUES – SHAREHOLDER PROPOSALS

S0411.

  MacBride Principles

The Company will vote against this proposal.

S0414.

  Improve Human Rights Standards or Policies

The Company will vote against this proposal.

S0420.

  Burma-Related

The Company will vote against this proposal.

S0421.

  Plant Closures

The Company will vote against this proposal.

S0423.

  Operations in High Risk Countries

The Company will vote against this proposal.

S0424.

  Report on Maquiladora Operations

The Company will vote against this proposal.

S0452.

  China Principles

The Company will evaluate this proposal on a case-by-case basis.

COMPENSATION ISSUES – US SHAREHOLDER PROPOSALS

S0501.

  Limit/Prohibit Executive Stock-Based Awards

The Company will vote against this proposal.

S0503.

  Increase Disclosure of Executive Compensation

The Company will vote against this proposal.

S0504.

  Limit Executive Compensation

The Company will vote against this proposal.

S0506.

  Submit SERP to Shareholder Vote

The Company will vote against this proposal.

S0510.

  Link Executive Pay to Social Criteria

The Company will vote against this proposal.

S0511.

  Compensation-Miscellaneous Company Specific

The Company will evaluate this proposal on a case-by-case basis.

S0512.

  Performance-Based and/or Time-Based Equity Awards

The Company will vote against this proposal.

S0515.

  Non-Employee Director Compensation

The Company will vote against this proposal.

S0517.

  Advisory Vote to Ratify Named Executive Officers’ Compensation

The Company will vote against this proposal.

S0519.

  Establish SERP Policy

The Company will vote against this proposal.

GENERAL ECONOMIC ISSUES – US SHAREHOLDER PROPOSALS

S0602.

  Review Fair Lending Policy

The Company will vote against this proposal.

S0617.

  Hire Advisor/Maximize Shareholder Vote

The Company will vote against this proposal.

S0618.

  Seek Sale of Company/Assets

The Company will vote against this proposal.

HEALTH/ENVIRONMENTAL ISSUES – US SHAREHOLDER PROPOSALS

S0706.

  Abortion-Related Activities

The Company will vote against this proposal.

S0708.

  Toxic Emissions

The Company will vote against this proposal.

S0710.

  Facility Safety

The Company will vote against this proposal.

S0711.

  Nuclear Safety

The Company will vote against this proposal.

S0725.

  Weapons-Related

The Company will vote against this proposal.

S0727.

  Review Foreign Military Sales

The Company will vote against this proposal.

S0728.

  CERES Principles

The Company will vote against this proposal.

S0729.

  Review Drug Pricing or Distribution

The Company will vote against this proposal.

S0731.

  Community-Environmental Impact

The Company will vote against this proposal.

S0732.

  Sever Links with Tobacco Industry

The Company will vote against this proposal.

S0733.

  Reduce Tobacco Harm to Health

The Company will vote against this proposal.

S0734.

  Review Tobacco Marketing

The Company will vote against this proposal.

S0736.

  Genetically Modified Organisms (GMO)

The Company will vote against this proposal.

S0737.

  Toxic Substances

The Company will vote against this proposal.

S0739.

  Review Impact of Pandemics

The Company will vote against this proposal.

S0740.

  Environmental-Related Miscellaneous

The Company will evaluate this proposal on a case-by-case basis.

S0741.

  ANWR

The Company will vote against this proposal.

S0742.

  Climate Change

The Company will vote against this proposal.

S0743.

  GHG Emissions

The Company will vote against this proposal.

S0777.

  Report on Sustainability

The Company will vote against this proposal.

S0779.

  Renewable Energy

The Company will vote against this proposal.

S0780.

  Energy Efficiency

The Company will vote against this proposal.

S0781.

  Recycling

The Company will vote against this proposal.

OTHER/MISCELLANEOUS ISSUES – US SHAREHOLDER PROPOSALS

S0805.

  Disclose Prior Government Service

The Company will vote against this proposal.

S0806.

  Charitable Contributions

The Company will vote against this proposal.

S0807.

  Political Contributions

The Company will vote against this proposal.

S0811.

  Adopt Sexual Orientation Anti-bias Policy

The Company will vote against this proposal.

S0812.

  Report on EEO

The Company will vote against this proposal.

S0814.

  Glass Ceiling

The Company will vote against this proposal.

S0890.

  Animal Welfare

The Company will vote against this proposal.

S0891.

  Animal Testing

The Company will vote against this proposal.

S0911.

  Anti-Social Proposal

The Company will vote against this proposal.

S0999.

  Social Proposal

The Company will vote against this proposal.

GUIDELINES FOR VOTING ON PROPOSALS FOR NON-US COMPANIES

Oppenheimer Capital LLC (the “Company”) will generally vote on proposals for Non-US Companies in accordance with the following guidelines, however, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations will be followed.

OTHER/MISCELLANEOUS ISSUES – NON-US MANAGEMENT PROPOSALS

M0001.

  Share Re-registration Consent

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0010.

  Bondholder Proposal

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0020.

  Preferred Proposal

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0030.

  Written Consent

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0040.

  Private Company

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0050.

  Limited Partnership/Limited Liability Corporation

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0060.

  The Undersigned Hereby Certifies that the Shares Represented by this Proxy are Owned and Controlled by a [  ] Citizen

The Company will evaluate this proposal on a case-by-case basis in all markets.

ROUTINE/OPERATIONAL ISSUES – NON-US MANAGEMENT PROPOSALS

M0101.

  Ratify Auditors

The Company will vote for this proposal in all markets unless the fees paid by the company for non-audit services.

M0102.

  Change Date/Location of Annual Meeting

The Company will vote for this proposal in all markets.

M0103.

  Appoint Appraiser/Special Auditor/Liquidator

The Company will vote for this proposal in all markets.

M0104.

  Accept Consolidated Financial Statements and Statutory Reports

The Company will vote for this proposal in all markets unless:

1.

The company does not have an audit committee;

2.

Approval of this proposal discharges directors from liability for decisions made over the last fiscal year;

3.

Executives sit on the audit committee;

4.

Non-independent director(s) sit on the audit committee;

5.

The audit committee does not have a majority of non-executive directors;

6.

The auditors have qualified their opinion in evaluation of accounts;

7.

The company issued restated financials in the last two years; or

8.

The auditors have called attention to uncertainties in the audit without qualifying the accounts.

M0105.

  Accept Financial Statements and Statutory Reports

The Company will vote for this proposal in all markets unless:

1.

The audit committee does not have a majority of non-executive directors;

2.

The auditors have called attention to uncertainties in the audit without qualifying the accounts;

3.

The auditors have qualified their opinion in evaluation of accounts;

4.

The company does not have an audit committee;

5.

Non-independent director(s) sit on the audit committee;

6.

Approval of this proposal discharges directors from liability for decisions made over the last fiscal year;

7.

The company issued restated financials in the last two years; or

8.

Executives sit on the audit committee.

M0106.

  Amend Articles/Bylaws/Charter-Routine

The Company will vote for this proposal in all markets.

M0107.

  Approve Dividends

The Company will vote for this proposal in all markets.

M0108.

  Approve Special/Interim Dividends

The Company will vote for this proposal in all markets.

M0109.

  Authorize Board to Fix Remunerations of Auditors

The Company will vote for this proposal in all markets unless:

1.

The fees paid by the company for non-audit services exceeds 75% of the aggregate fees paid to the company’s outside auditor;

2.

The company does not have an audit committee;

3.

The audit fees are not disclosed; or

4.

Executives sit on the audit committee.

M0111.

  Change Company Name

The Company will vote for this proposal in all markets.

M0113.

  Approve Investment Advisory Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0114.

  Amend Investment Advisory Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0116.

  Authorize Filing of Required Documents/Other Formalities

The Company will vote for this proposal in all markets.

M0117.

  Designate Inspector or Shareholder Representative(s) of Minutes of Meeting

The Company will vote for this proposal in all markets.

M0119.

  Reimburse Proxy Contest Expenses

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0121.

  Approve Continuation of Company under Canadian Business Corporation Act

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0122.

  Adopt New Articles of Association/Charter

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0123.

  Approve Special Auditors’ Report Regarding Related-Party Transactions

The Company will vote for this proposal in all markets.

M0124.

  Approve Stock Dividend Program

The Company will vote for this proposal in all markets.

M0125.

  Approve Other Business

The Company will vote against this proposal in all markets.

M0126.

  Amend Articles/Bylaws/Charter-Non-Routine

The Company will vote for this proposal in all markets unless the amendments are not disclosed or the proposal reduces shareholders’ rights.

M0127.

  Approve Charitable Donations

The Company will vote for this proposal in all markets.

M0128.

  Designate Newspaper to Publish Meeting Announcements

The Company will vote for this proposal in all markets.

M0129.

  Approve Minutes of Previous Meeting

The Company will vote for this proposal in all markets.

M0130.

  Approve Continuation of Company as Investment Trust

The Company will vote for this proposal in all markets.

M0131.

  Approve Change of Fundamental Investment Policy

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0133.

  Approve Provisionary Budget and Strategy for Fiscal Year 20XX

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0135.

  Amend Corporate Purpose

The Company will vote for this proposal in all markets.

M0136.

  Approve Auditors and Authorize Board to Fix Their Remuneration Auditors

The Company will vote for this proposal in all markets unless:

1.

The audit fees are not disclosed;

2.

The fees paid by the company for non-audit services exceed 75% of the aggregate fees paid to the company’s outside auditor; or

3.

The non-audit fees are not broken down by category.

M0137.

  Miscellaneous Proposal: Company Specific

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0138.

  Authorize Board to Ratify and Execute Approved Resolutions

The Company will vote for this proposal in all markets.

M0149.

  Receive Consolidated Financial Statements and Statutory Reports (Non-Voting)

The Company will vote for this proposal in all markets.

M0150.

  Receive Financial Statements and Statutory Reports (Non-Voting)

The Company will vote for this proposal in all markets.

M0151.

  Approve Financial Statements, Allocation of Income, and Discharge Directors

The Company will vote for this proposal in all markets unless the auditors have qualified their opinion in evaluation of accounts.

M0152.

  Approve Allocation of Income and Dividends

The Company will vote for this proposal in all markets.

M0155.

  Appoint Auditors and Deputy Auditors

The Company will vote for this proposal in all markets unless the fees paid by the company for non-audit services exceed 75% of the aggregate fees paid to the company’s outside auditor.

M0156.

  Ratify Alternative Auditor

The Company will vote for this proposal in all markets.

M0157.

  Appoint Censor(s)

The Company will vote for this proposal in all markets.

M0158.

  Approve Remuneration of Directors and Auditors

The Company will vote for this proposal in all markets unless:

1.

Non-independent director(s) sit on the audit committee;

2.

The audit fees are not disclosed;

3.

The company does not disclose the fees paid to directors;

4.

The company does not have an audit committee;

5.

The non-audit fees are not broken down by category; or

6.

Executives sit on the audit committee.

M0159.

  Approve Listing of Shares on a Secondary Exchange

The Company will vote for this proposal in all markets.

M0160.

  Approve Listing of Securities on a Secondary Exchange

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0162.

  Designate Risk Assessment Companies

The Company will vote for this proposal in all markets.

M0163.

  Approve Political Donations

The Company will vote against this proposal in all markets.

M0164.

  Open Meeting

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0165.

  Close Meeting

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0166.

  Allow Questions

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0167.

  Announce Vacancies on Supervisory Board

The Company will vote for this proposal in all markets.

M0168.

  Elect Chairman of Meeting

The Company will vote for this proposal in all markets.

M0169.

  Prepare and Approve List of Shareholders

The Company will vote for this proposal in all markets.

M0170.

  Acknowledge Proper Convening of Meeting

The Company will vote for this proposal in all markets.

M0171.

  Elect Members of Nominating Committee

The Company will vote for this proposal in all markets.

M0172.

  Consider Measures to Address the Decline in the Company’s Net Asset Value Relative to its Capital

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0173.

  Approve Standard Accounting Transfers

The Company will vote for this proposal in all markets.

M0175.

  Transact Other Business (Non-Voting)

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0176.

  Change Fiscal Year End

The Company will vote for this proposal in all markets.

M0177.

  Elect Members of Audit Committee

The Company will vote for this proposal in all markets unless executives sit on the audit committee.

M0178.

  Elect Members of Remuneration Committee

The Company will vote for this proposal in all markets.

M0179.

  Approve Delisting of Shares from Stock Exchange

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0180.

  Approve Treatment of Net Loss

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0181.

  Discussion on Company’s Corporate Governance Structure

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0183.

  Approve X as Trustee of the Trust

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0185.

  Approve XX XXX, 20XX, as Record Date for Effectiveness of This Meeting’s Resolutions

The Company will vote for this proposal in all markets.

M0186.

  Approve Early Termination of Powers of Audit Commission

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0187.

  Approve/Amend Regulations on Audit Commission

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0188.

  Approve Remuneration of Members of Audit Commission

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0189.

  Approve Meeting Procedures

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0190.

  Approve/Amend Regulations on General Meetings

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0191.

  Approve Investment and Financing Policy

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0197.

  Approve Audited Annual Report for the Fund

The Company will vote for this proposal in all markets.

M0198.

  Receive President’s Report

The Company will vote for this proposal in all markets.

M0199.

  Receive/Approve Special Board Report or Special Auditor Report

The Company will evaluate this proposal on a case-by-case basis in all markets.

DIRECTOR/BOARD-RELATED ISSUES – NON-US MANAGEMENT PROPOSALS

M0201.

  Elect Director

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0202.

  Fix Number of Directors

The Company will vote for this proposal in all markets unless the board will consist of more than 20 directors/voting members.

M0203.

  Approve Increase in Size of Board

The Company will vote for this proposal in all markets.

M0204.

  Approve Decrease in Size of Board

The Company will vote for this proposal in all markets.

M0205.

  Establish Range for Board Size

The Company will vote for this proposal in all markets.

M0206.

  Classify the Board of Directors

The Company will vote against this proposal in all markets.

M0207.

  Eliminate Cumulative Voting

The Company will vote against this proposal in all markets.

M0208.

  Fix Number of and Elect Directors

The Company will vote for this proposal in all markets unless the board will consist of more than 20 directors after the election or the nominee is not independent and the full board comprises less than 50% independents.

M0212.

  Approve Director/Officer Liability and Indemnification

The Company will vote for this proposal in all markets.

M0214.

  Elect Directors (Bundled)

The Company will vote for this proposal in all markets.

M0215.

  Declassify the Board of Directors

The Company will vote for this proposal in all markets.

M0216.

  Remove Age Restriction for Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0217.

  Establish/Alter Mandatory Retirement Policy for Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0219.

  Approve Remuneration of Directors

The Company will vote for this proposal in all markets unless the company does not disclose the fees paid to the directors.

M0220.

  Elect Director and Approve Director’s Remuneration

The Company will vote for this proposal in all markets unless the nominee is not independent and the full board comprises less than 50% independents or the nominee’s remuneration is not fully disclosed.

M0221.

  Elect Directors (Bundled) and Approve Their Remuneration

The Company will vote for this proposal in all markets.

M0223.

  Adopt/Amend Nomination Procedures for the Board

The Company will vote for this proposal in all markets unless the amendment would result in a classified board structure.

M0224.

  Elect Board of Directors and Auditors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0226.

  Classify Board and Elect Directors

The Company will vote against this proposal in all markets.

M0227.

  Amend Articles Board-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0228.

  Elect Alternate/Deputy Directors

The Company will vote for this proposal in all markets.

M0229.

  Authorize Board to Fill Vacancies

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0231.

  Adopt or Amend Board Powers/Procedures/Qualifications

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0232.

  Change Range for Size of the Board

The Company will vote for this proposal in all markets.

M0233.

  Elect Company Clerk/Secretary

The Company will vote for this proposal in all markets.

M0234.

  Dismiss/Remove Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0235.

  Approve Retirement of Director (Non-contentious)

The Company will vote for this proposal in all markets.

M0241.

  Approve Statutory Appointments

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0249.

  Elect Representative of Employee Shareholders to the Board

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0250.

  Elect Supervisory Board Member

The Company will vote for the proposal in all markets unless:

1.

The nominee is not an independent member of the audit committee and the committee comprises less than 100% independents;

2.

The nominee is not an independent member of the compensation committee and the committee comprises less than 100% independents;

3.

The nominee is not an independent member of the nominating committee and the committee comprises less than 100% independents; or

4.

The nominee is not independent and the full board comprises less than 50% independents.

M0254.

  Allow Board to Appoint Additional Directors between Annual Meetings

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0255.   Amend Quorum Requirements

The Company will vote for this proposal in all markets.

M0257.

  Elect Board Representatives for Holders of Savings Shares and Fix His/Her Remuneration

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0259.

  Elect Members and Deputy Members of Corporate Assembly

The Company will vote for this proposal in all markets.

M0260.

  Approve Discharge of Management Board

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0261.

  Approve Discharge of Supervisory Board

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0262.

  Approve Discharge of Management and Supervisory Board

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0263.

  Approve Discharge of Auditors

The Company will vote for this proposal in all markets unless executives sit on the audit committee or the company does not have an audit committee.

M0264.

  Approve Discharge of Board and President

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0265.

  Approve Discharge of Directors and Auditors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0267.

  Company Specific-Board-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0268.

  Allow Directors to Engage in Commercial Transactions with the Company and/or Be Involved with Other Companies

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0269.

  Discussion of Supervisory Board Profile

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0272.

  Indicate Personal Interest in Proposed Agenda Item

The Company will vote for this proposal in all markets.

M0273.

  Authorize Board Chairman to Serve as CEO

The Company will vote against this proposal in all markets.

M0275.

  Elect Supervisory Board Members (Bundled)

The Company will vote for this proposal in all markets.

M0280.

  Appoint Internal Statutory Auditors

The Company will vote for this proposal in all markets.

M0281.

  Appoint Alternate Internal Statutory Auditor

The Company will vote for this proposal in all markets.

M0290.

  Approve/Amend Regulations on Board of Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0296.

  Elect Subsidiary Director

The Company will vote for this proposal in all markets.

M0298.

  Approve Executive Appointment

The Company will vote for this proposal in all markets.

M0299.

  Elect Directors (Management Slate)

The Company will evaluate this proposal on a case-by-case basis in all markets.

CAPITALIZATION ISSUES – NON-US MANAGEMENT PROPOSALS

M0301.

  Authorize a New Class of Common Stock

The Company will vote for this proposal in all markets unless the newly authorized shares have inferior or superior voting rights.

M0302.

  Authorize a New Class of Preferred Stock

The Company will vote for this proposal in all markets unless the board can set the rights/terms of the shares at issuance.

M0304.

  Increase Authorized Common Stock

The Company will vote for this proposal in all markets unless:

1.

The board can set the rights/terms of the shares at issuance;

2.

The proposed increase represents more than 50% of current authorized shares of stock class; or

3.

The shares are to be used as a takeover defense.

M0305.

  Increase Authorized Preferred Stock

The Company will vote for this proposal in all markets unless the board can set the rights/terms of the shares at issuance.

M0306.

  Increase Authorized Preferred and Common Stock

The Company will vote for this proposal in all markets unless:

1.

The board can set the rights/terms of the shares at issuance;

2.

The increase represents more than 50% of current authorized shares of stock class (common stock); or

3.

The shares are to be used as a takeover defense.

M0307.

  Approve Stock Split

The Company will vote for this proposal in all markets.

M0308.

  Approve Reverse Stock Split

The Company will vote for this proposal in all markets.

M0312.

  Approve/Amend Conversion of Securities

The Company will vote for this proposal in all markets unless:

1.

The shares have superior voting rights;

2.

The amendment results in a reduction or loss of voting rights; or

3.

The amendment results in a reduction or loss of dividend rights.

M0313.

  Approve Issuance of Warrants/Convertible Debentures

The Company will vote for this proposal in all markets unless:

1.

The stock that could be issued represents more than 50% of the current outstanding shares;

2.

The shares are to be used as a takeover defense;

3.

The maximum number of shares to be issued is not disclosed; or

4.

The board can set the rights/terms of the shares at issuance.

M0314.

  Eliminate Preemptive Rights

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0315.

  Eliminate/Adjust Par Value of Common Stock

The Company will vote for this proposal in all markets.

M0316.

  Amend Votes per Share of Existing Stock

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0318.

  Authorize Share Repurchase Program

The Company will vote for this proposal in all markets.

M0319.

  Authorize Board to Set Terms of Preferred

The Company will vote against this proposal in all markets.

M0320.

  Eliminate Class of Preferred Stock

The Company will vote for this proposal in all markets.

M0321.

  Eliminate Class of Common Stock

The Company will vote for this proposal in all markets.

M0323.

  Approve Issuance of Shares for a Private Placement

The Company will vote for this proposal in all markets unless:

1.

The maximum number of shares to be issued is not disclosed;

2.

The shares are to be used as a takeover defense;

3.

The shares have superior voting rights;

4.

The stock that could be issued represents more than 50% of the current outstanding shares; or

5.

The board can set the rights/terms of the shares at issuance.

M0324.

  Approve Shares Issued for a Private Placement to a Director or Executive

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0326.

  Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Company will vote for this proposal in all markets.

M0329.

  Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights

The Company will vote for this proposal in all markets unless:

1.

The board can set the rights/terms of the shares at issuance;

2.

The maximum number of shares to be issued is not disclosed;

3.

The shares are to be used as a takeover defense; or

4.

The stock that could be issued represents more than 100% of the current outstanding shares.

M0330.

  Company Specific-Equity Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0331.

  Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights

The Company will vote for this proposal in all markets unless:

1.

The maximum number of shares to be issued is not disclosed;

2.

The shares are to be used as a takeover defense;

3.

The stock that could be issued represents more than 50% of the current outstanding shares; or

4.

The board can set the rights/terms of the shares at issuance.

M0332.

  Increase Authorized Common Stock and Authorize New Class of Preferred Stock

The Company will vote for this proposal in all markets unless the board can set the rights/terms of the stock at issuance.

M0334.

  Increase Authorized Common Stock and Authorize New Class of Common Stock

The Company will vote for this proposal in all markets unless:

1.

The shares have inferior or superior voting rights;

2.

The shares are to be used as a takeover defense;

3.

The board can set the rights/terms of the shares at issuance; or

4.

The proposed increase represents more than 50% of current authorized shares of stock class.

M0335.

  Adopt/Amend Dividend Reinvestment Plan

The Company will vote for this proposal in all markets.

M0337.

  Authorize Capital Increase of up to 10 Percent of Issued Capital for Future Acquisitions

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0339.

  Reduce Authorized Common Stock and/or Preferred Stock

The Company will vote for this proposal in all markets.

M0343.

  Approve/Amend Securities Transfer Restrictions

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0344.

  Consent to Amended Bond Indenture

The Company will vote for this proposal in all markets.

M0346.

  Authorize Share Repurchase Program and Reissuance of Repurchased Shares

The Company will vote for this proposal in all markets.

M0347.

  Authorize Share Repurchase Program and Cancellation of Repurchased Shares

The Company will vote for this proposal in all markets.

M0348.

  Authorize Directed Share Repurchase Program/Approve Tender Offer

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0349.

  Authorize Company Subsidiary to Purchase Shares in Parent

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0351.

  Approve Unlimited Capital Authorization

The Company will vote against this proposal in all markets.

M0352.

  Convert Multiple Voting Shares to Common Shares

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0353.

  Ratify Past Issuance of Shares

The Company will vote for this proposal in all markets.

M0356.

  Authorize Issuance of Investment Certificates

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0357.

  Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible Bonds with Preemptive Rights

The Company will vote for this proposal in all markets unless:

1.

The board can set the rights/terms of the shares at issuance;

2.

The shares are to be used as a takeover defense; or

3.

The stock that could be issued represents more than 100% of the current outstanding shares.

M0358.

  Authorize Issuance of Warrants/Bonds with Warrants Attached/Convertible  Bonds without Preemptive Rights

The Company will vote for this proposal in all markets unless:

1.

The board can set the rights/terms of the shares at issuance;

2.

The stock that could be issued represents more than 50% of the current outstanding shares; or

3.

The shares are to be used as a takeover defense.

M0365.

  Authorize Issuance of Equity upon Conversion of a Subsidiary’s Equity-Linked Securities

The Company will vote for this proposal in all markets.

M0366.

  Authorize Capital Increase for Future Share Exchange Offers

The Company will vote against this proposal in all markets.

M0367.

  Set Global Limit for Capital Increase to Result From All Issuance Requests

The Company will vote for this proposal in all markets.

M0370.

  Authorize Issuance of Bonds/Debentures

The Company will vote for this proposal in all markets.

M0372.

  Approve Bond Repurchase

The Company will vote for this proposal in all markets.

M0373.

  Authorize Reissuance of Repurchased Shares

The Company will vote for this proposal in all markets.

M0374.

  Approve Reduction in Share Capital

The Company will vote for this proposal in all markets.

M0375.

  Approve Reduction/Cancellation of Share Premium Account

The Company will vote for this proposal in all markets.

M0377.

  Amend Articles/Charter to Reflect Changes in Capital

The Company will vote for this proposal in all markets.

M0378.

  Amend Articles/Charter Equity-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0379.

  Approve Issuance of Equity or Equity-Linked Securities with or without

 Preemptive Rights

The Company will vote for this proposal in all markets unless:

1.

The maximum number of shares to be issued is not disclosed;

2.

The shares are to be used as a takeover defense;

3.

The stock that could be issued represents more than 50% of the current outstanding shares; or

4.

The board can set the rights/terms of the shares at issuance.

M0380.

  Approve Increase in Borrowing Powers

The Company will vote for this proposal in all markets.

M0381.

  Approve Increase in Limit on Foreign Shareholdings

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0382.

  Approve Issuance of Securities Convertible into Debt

The Company will vote for this proposal in all markets.

M0383.

  Authorize Board to Set Issue Price for 10 Percent of Issued Capital Pursuant to Issue Authority without Preemptive Rights

The Company will vote against this proposal in all markets.

M0384.

  Authorize Board to Increase Capital in the Event of Demand Exceeding Amounts Submitted to Shareholder Vote Above

The Company will vote against this proposal in all markets.

REORGANIZATION AND MERGERS – NON-US MANAGEMENT PROPOSALS

M0401.

  Change State of Incorporation [  ]

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0404.

  Approve Reorganization/Restructuring Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0405.

  Approve Merger Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0406.

  Approve Scheme of Arrangement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0410.

  Approve Acquisition or Issue Shares in Connection with Acquisition

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0412.

  Approve Recapitalization Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0413.

  Amend Articles/Bylaws/Charter-Organization-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0414.

  Company Specific Organization Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0415.

  Approve Sale of Company Assets

The Company will vote for this proposal in all markets.

M0418.

  Approve Formation of Holding Company

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0419.

  Acquire Certain Assets of another Company

The Company will vote for this proposal in all markets.

M0430.

  Approve/Amend Subadvisory Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0432.

  Approve Conversion to Series of Delaware Business Trust

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0433.

  Approve Conversion from Closed-End to Open-End Fund

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0434.

  Approve Merger of Funds

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0435.

  Approve Distribution Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0451.

  Approve Merger by Absorption

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0452.

  Approve Joint Venture Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0453.

  Approve Plan of Liquidation

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0454.

  Approve Spin-Off Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0455.

  Approve Public Offering of Shares in Subsidiary

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0456.

  Approve Exchange of Debt for Equity

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0457.

  Waive Requirement for Mandatory Offer to All Subsidiaries

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0458.

  Approve Accounting Treatment of Merger, Absorption, or Similar Transaction

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0459.

  Approve Affiliation Agreements with Subsidiaries

The Company will vote for this proposal in all markets.

M0460.

  Approve Transaction with a Related Party

The Company will vote for this proposal in all markets.

M0461.

  Amend Articles to: (Japan)

The Company will vote for this proposal in all markets.

M0462.

  Approve Pledging of Assets for Debt

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0463.

  Approve Investment in another Company

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0464.

  Approve Loan Agreement

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0470.

  Miscellaneous Mutual Fund – Company-Specific

The Company will evaluate this proposal on a case-by-case basis in all markets.

COMPENSATION ISSUES – NON-US MANAGEMENT PROPOSALS

M0501.

  Approve Executive Share Option Plan

The Company will vote for this proposal in all markets unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock;

2.

The plan allows the company to reprice or replace underwater options without shareholder approval; or

3.

The plan allows options to be priced at less than 100% of the fair market value.

M0503.   Amend Executive Share Option Plan

The Company will vote for this proposal in all markets unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The amendment would allow options to be priced at less than 100% fair market value; or

3.

The amendment allows the plan administrator to reprice or replace underwater options.

M0507.

  Approve Restricted Stock Plan

The Company will vote for this proposal in all markets.

M0509.

  Amend Restricted Stock Plan

The Company will vote for this proposal in all markets.

M0510.

  Approve Qualified Employee Stock Purchase Plan

The Company will vote for this proposal in all markets unless the plan allows employees to purchase stock at less than 85% fair market value or the potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution).

M0512.

  Amend Qualified Employee Stock Purchase Plan

The Company will vote for this proposal in all markets unless the amendment allows employees to purchase stock at less than 85% fair market value or the potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution).

M0514.

  Approve Non-Qualified Employee Stock Purchase Plan

The Company will vote for this proposal in all markets unless the plan allows employees to purchase stock at less than 85% fair market value or the potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution).

M0516.

  Amend Non-Qualified Employee Stock Purchase Plan

The Company will vote for this proposal in all markets unless the amendment allows employees to purchase stock at less than 85% fair market value or the potential dilution represented by this proposal is more than 10% of outstanding common stock (basic dilution).

M0519.

  Approve/Amend Bonus Matching Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0520.

  Approve Issuance of Warrants Reserved for Founders

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0522.

  Approve Omnibus Stock Plan

The Company will vote for this proposal in all markets unless:

1.

The plan allows options to be priced at less than 100% of the fair market value;

2.

The potential dilution represented by this proposal is more than 5% of outstanding common stock or

3.

The plan allows the company to reprice or replace underwater options without shareholder approval.

M0524.

  Amend Omnibus Stock Plan

The Company will vote for this proposal in all markets unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock;

2.

The amendment allows the plan administrator to reprice or replace underwater options;

3.

The plan allows options to be priced at less than 100% of the fair market value; or

4.

The amendment would allow options to be price at less than 100% fair market value.

M0525.

  Approve Non-Employee Director Stock Option Plan

The Company will vote for this proposal in all markets unless the potential dilution represented by this proposal is more than 5% of outstanding common stock or the plan allows options to be priced at less than 100% of the fair market value.

M0526.

  Amend Non-Employee Director Stock Option Plan

The Company will vote for this proposal in all markets unless:

1.

The amendment would allow options to be priced at less than 100% fair market value;

2.

The amendment allows the plan administrator to reprice or replace underwater options; or

3.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution).

M0528.

  Approve Share Appreciation Rights/Approve Phantom Option Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0530.

  Amend Share Appreciation Rights/Amend Phantom Option Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0535.

  Approve/Amend Executive Incentive Bonus Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0537.

  Approve/Amend Retirement Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0538.

  Approve/Amend Deferred Share Bonus Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0541.

  Approve Stock/Cash Award to Executive

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0546.

  Approve Executive/Directors Loans

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0547.

  Company-Specific Compensation-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0548.

  Approve Repricing of Options

The Company will vote against this proposal in all markets.

M0549.

  Approve Remuneration of Executive Directors and Independent Non-Executive Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0550.

  Approve Remuneration Report

The Company will vote for this proposal in all markets.

M0554.

  Approve Outside Director Stock Awards/Options in Lieu of Cash

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0555.

  Approve Stock Option Plan Grants

The Company will vote for this proposal in all markets unless:

1.

The plan allows the company to reprice or replace underwater options without shareholder approval;

2.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution); or

3.

The plan allows options to be repriced at less than 100% of the fair market value.

M0556.

  Approve Stock-for-Salary/Bonus Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0558.

  Approve Bundled Remuneration Plans

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0560.

  Approve Stock Option Plan for Directors and Statutory Auditors

The Company will vote against this proposal in all markets.

M0564.

  Approve/Amend Employment Agreements

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0567.

  Approve Employee Share Ownership Trust

The Company will vote for this proposal in all markets.

M0568.

  Approve/Amend Profit Sharing Plan

The Company will vote for this proposal in all markets.

M0581.

  Approve Special Payments to Continuing Directors in Connection with Abolition of Retirement Bonus System

The Company will vote for this proposal in all markets unless:

1.

Information in the proposal confirms recipients are statutory auditors;

2.

The information on insider-outsider status does not establish that recipients are insiders;

3.

The bonus amounts are not disclosed; or

4.

The information in the proposal confirms recipients are outsiders.

M0582.

  Approve Retirement Bonuses for Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0583.

  Approve Retirement Bonuses for Statutory Auditors

The Company will vote against this proposal in all markets.

M0584.

  Approve Retirement Bonuses for Directors and Statutory Auditors

The Company will vote for this proposal in all markets unless:

1.

The information on insider-outsider status is not provided;

2.

Information in the proposal confirms recipients are statutory auditors;

3.

The (supplemental) information in the proposal confirms recipients are outsiders;

4.

The bonus amounts are not disclosed;

5.

The bonus is proposed to the families of directors who have died;

6.

The information in the proposal confirms recipients are outsiders;

7.

The recipient(s) are candidates for further (e.g. statutory) board service; or

8.

The information on insider-outsider status does not establish that recipients are insiders.

M0585.

  Approve Special Bonus for Family of Deceased Director

The Company will vote against this proposal in all markets.

M0586.

  Approve Special Bonus for Family of Deceased Statutory Auditor

The Company will vote against this proposal in all markets.

M0587.

  Approve Special Bonus for Families of Deceased Directors and Statutory Auditors

The Company will vote against this proposal in all markets.

M0588.

  Approve Increase in Aggregate Compensation Ceiling for Directors

The Company will vote for this proposal in all markets unless the company does not disclose the fees paid to directors/supervisors.

M0589.

  Approve Increase in Aggregate Compensation Ceiling for Statutory Auditors

The Company will vote for this proposal in all markets unless the amount to be paid is not disclosed.

M0590.

  Approve Increase in Aggregate Compensation Ceiling for Directors and Statutory

  Auditors

The Company will vote for this proposal in all markets unless the company does not disclose that fees will be paid to directors/statutory auditors.

M0591.

  Approve or Amend Option Plan for Overseas Employees

The Company will vote for this proposal in all markets unless:

1.

The plan allows the company to reprice or replace underwater options without shareholder approval;

2.

The plan allows options to be priced at less than 100% of the fair market value;

3.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution); or

4.

The plan issues stock in the parent company and the potential dilution from this plan exceeds 5% of the current outstanding ordinary shares.

M0592.

  Amend Terms of Outstanding Options

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0593.

  Approve Share Plan Grant

The Company will vote for this proposal in all markets unless:

1.

The potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution);

2.

The plan allows the company to reprice or replace underwater options without shareholder approval; or

3.

The plan allows options to be priced at less than 100% of the fair market value.

M0595.

  Amend Articles/Charter Compensation-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0596.

  Approve Non-Employee Director Restricted Stock Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0597.

  Amend Non-Employee Director Restricted Stock Plan

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0598.

  Approve Non-Employee Director Omnibus Stock Plan

The Company will vote for this proposal in all markets unless the potential dilution represented by this proposal is more than 5% of outstanding common stock (basic dilution) or the plan allows options to be priced at less than 100% of the fair market value.

M0599.

  Amend Non-Employee Director Omnibus Stock Plan

The Company will vote for this proposal in all markets unless:

1.

The amendment allows for the plan administrator to reprice or replace underwater options;

2.

The amendment would allow options to be priced at less than 100% fair market value; or

3.

The potential dilution represented by this proposal is more than 5% of outstanding common stock.

ANTITAKEOVER ISSUES – NON-US MANAGEMENT PROPOSALS

M0601.

  Amend Articles/Bylaws/Charter to Include Antitakeover Provision(s)

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0602.

  Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0603.

  Eliminate/Restrict Right to Act by Written Consent

The Company will vote against this proposal in all markets.

M0604.

  Provide Directors May Only Be Removed for Cause

The Company will vote against this proposal in all markets.

M0605.

  Adopt or Increase Supermajority Vote Requirement for Amendments

The Company will vote against this proposal in all markets.

M0606.

  Adopt or Increase Supermajority Vote Requirement for Mergers

The Company will vote against this proposal in all markets.

M0607.

  Adopt or Increase Supermajority Vote Requirement for Removal of Directors

The Company will vote against this proposal in all markets.

M0608.

  Reduce Supermajority Vote Requirement

The Company will vote for this proposal in all markets.

M0609.

  Adopt, Renew or Amend Shareholder Rights Plan (Poison Pill)

The Company will vote against this proposal in all markets.

M0610.

  Approve the Destruction of Proxies

The Company will vote with ISS Policy in all markets.

M0611.

  Approve Control Share Acquisition

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0612.

  Opt out of State’s Control Share Acquisition Law

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0613.

  Adopt Fair Price Provision

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0614.

  Rescind Fair Price Provision

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0617.

  Adjourn Meeting

The Company will vote with ISS Policy in all markets.

M0618.

  Eliminate/Restrict Right to Call a Special Meeting

The Company will vote against this proposal in all markets.

M0619.

  Restrict Right to Call Special Meeting

The Company will vote against this proposal in all markets.

M0621.

  Require Advance Notice for Shareholder Proposals/Nominations

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0622.

  Consider Non-Financial Effects of Mergers

The Company will vote against this proposal in all markets.

M0627.

  Permit Board to Amend Bylaws without Shareholder Consent

The Company will vote against this proposal in all markets.

M0629.

  Waive Control Share Acquisition Provision

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0631.

  Grant Authority to Board to Implement Antitakeover Measures during a Takeover

The Company will vote against this proposal in all markets.

M0649.

  Remove Double-Voting Rights for Long-Term Registered Shareholders

The Company will vote for this proposal in all markets unless:

1.

The amendment results in a dual class share structure with unequal voting rights;

2.

The amendment results in a reduction or loss of dividend rights; or

3.

The amendment results in a reduction or loss of voting rights.

M0650.

  Adopt Double Voting Rights for Long-Term Registered Shareholders

The Company will vote for this proposal in all markets unless:

1.

The amendment results in a dual class share structure with unequal voting rights;

2.

The amendment results in a reduction or loss of dividend rights; or

3.

The amendment results in a reduction or loss of voting rights.

M0652.

  Renew Partial Takeover Provision

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0653.

  Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer

The Company will vote against this proposal in all markets.

M0654.

  Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer

The Company will vote for this proposal in all markets.

M0655.

  Allow Board to Use All Outstanding Capital Authorizations in the Event of a Public Tender Offer or Share Exchange Offer

The Company will vote against this proposal in all markets.

M0658.

  Approve/Amend Stock Ownership Limitations

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0659.

  Approve Reduction in Share Ownership Disclosure Threshold

The Company will vote for this proposal in all markets.

M0660.

  Amend Articles/Charter Governance-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

M0661.

  Company-Specific-Organization-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

ROUTINE/OPERATIONAL ISSUES – NON-US SHAREHOLDER PROPOSALS

S0101.

  Rotate Annual Meeting Locations

The Company will vote for this proposal in all markets.

S0102.

  Change Date/Time of Annual Meeting

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0105.

  Limit Auditor from Providing Non-Audit Services

The Company will vote against this proposal in all markets.

S0107.

  Require Independent Board Chairman

The Company will vote for this proposal in all markets.

S0108.

  Liquidate Company Assets and Distribute Proceeds

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0110.

  Establish Shareholder Advisory Committee

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0115.

  Company-Specific-Miscellaneous

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0118.

  Convert Closed-End Fund to Open-End Fund

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0119.

  Reimburse Proxy Contest Expenses

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0152.

  Approve Distribution Policy

The Company will evaluate this proposal on a case-by-case basis in all markets.

DIRECTOR/BOARD-RELATED ISSUES – NON-US SHAREHOLDER PROPOSALS

S0201.

  Declassify the Board of Directors

The Company will vote for this proposal in all markets.

S0202.

  Establish Term Limits for Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0203.

  Establish a Nominating Committee

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0204.

  Establish a Compensation Committee

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0205.

  Establish Other Board Committee

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0207.

  Restore or Provide for Cumulative Voting

The Company will vote for this proposal in all markets.

S0209.

  Establish Director Stock Ownership Requirement

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0211.

  Establish Mandatory Retirement Age for Directors

The Company will vote against this proposal in all markets.

S0212.

  Require a Majority Vote for the Election of Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0213.

  Adopt Retention Ratio for Executives/Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0214.

  Removal of Existing Board Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0215.

  Require a Majority of Independent Directors on Board

The Company will vote for this proposal in all markets.

S0219.

  Limit Composition of Committee(s) to Independent Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0220.

  Require Director Nominee Qualifications

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0221.

  Proxy Access

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0222.

  Company-Specific Board-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0223.

  Require Directors Fees to be paid in Stock

The Company will vote against this proposal in all markets.

S0225.

  Change Size of Board of Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0227.

  Board Diversity

The Company will vote against this proposal in all markets.

S0230.

  Require More Director Nominations than Open Seats

The Company will vote against this proposal in all markets.

S0233.

  Amend Articles/Bylaws/Charter-Filling Vacancies

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0234.

  Amend Articles/Bylaws/Charter-Removal of Directors

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0235.
  Amend Articles/Bylaws/Charter-Call Special Meetings

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0236.

  Amend Vote Requirements to Amend Articles/Bylaws/Charter

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0237.

  Amend Director/Officer Indemnification/Liability Provisions

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0250.

  Elect a Shareholder-Nominee to the Board

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0299.

  Elect Directors (Opposition Slate)

The Company will evaluate this proposal on a case-by-case basis in all markets.

CORPORATE GOVERNANCE ISSUES – NON-US SHAREHOLDER PROPOSALS

S0302.

  Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote

The Company will vote for this proposal in all markets.

S0304.

  Provide for Confidential Voting

The Company will vote for this proposal in all markets.

S0311.

  Reduce Supermajority Vote Requirement

The Company will vote for this proposal in all markets.

S0318.

  Eliminate or Restrict Severance Agreements (Change-in-Control)

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0319.

  Reincorporate in another State [  ]

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0321.

  Submit Severance Agreement (Change-in-Control) to Shareholder Vote

The Company will vote for this proposal in all markets.

S0326.

  Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0329.

  Eliminate Discretionary Voting

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0330.

  Eliminate Cumulative Voting

The Company will vote against this proposal in all markets.

S0332.

  Approve/Amend Terms of Poison Pill

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0352.

  Company-Specific-Governance-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0353.

  Miscellaneous-Equity Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

SOCIAL/HUMAN RIGHTS ISSUES – NON-US SHAREHOLDER PROPOSALS

S0411.

  MacBride Principles

The Company will vote against this proposal in all markets.

S0414.

  Improve Human Rights Standards or Policies

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0418.

  Report on Coffee Sourcing Policies

The Company will vote against this proposal in all markets.

S0419.

  Report on Outsourcing

The Company will vote against this proposal in all markets.

S0420.

  Burma-Related

The Company will vote against this proposal in all markets.

S0421.

  Plant Closures

The Company will vote against this proposal in all markets.

S0423.

  Operations in High Risk Countries

The Company will vote against this proposal in all markets.

S0424.

  Report on Maquiladora Operations

The Company will vote against this proposal in all markets.

S0425.

  China Principles

The Company will vote against this proposal in all markets.

S0427.

  Internet Censorship

The Company will vote against this proposal in all markets.

COMPENSATION ISSUES – NON-US SHAREHOLDER PROPOSALS

S0500.

  Stock Retention/Holding Period

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0501.

  Limit/Prohibit Executive Stock-Based Awards

The Company will vote against this proposal in all markets.

S0503.

  Increase Disclosure of Executive Compensation

The Company will vote against this proposal in all markets.

S0504.

  Limit Executive Compensation

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0506.

  Submit SERP to Shareholder Vote

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0507.

  Report on Pay Disparity

The Company will vote against this proposal in all markets.

S0510.

  Link Executive Pay to Social Criteria

The Company will vote against this proposal in all markets.

S0511.

  Company-Specific-Compensation-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0512.

  Performance-Based and/or Time-Based Equity Awards

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0513.

  Put Repricing of Stock Options to Shareholder Vote

The Company will vote for this proposal in all markets.

S0515.

  Non-Employee Director Compensation

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0516.

  Claw-back Statements under Restatements

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0517.

  Advisory Vote to Ratify Named Executive Officers’ Compensation

The Company will vote against this proposal in all markets.

S0519.

  Establish SERP Policy

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0520.

  Pay for Superior Performance

The Company will vote against this proposal in all markets.

S0521.

  Disclose Information on Compensation Consultant

The Company will vote against this proposal in all markets.

S0522.

  Adopt Policy on 10b5-1 Trading Plans

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0523.

  Share Buyback Holding Period

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0524.

  Adopt Anti Gross-up Policy

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0525.

  Employment Contract

The Company will evaluate this proposal on a case-by-case basis in all markets.

GENERAL ECONOMIC ISSUES – NON-US SHAREHOLDER PROPOSALS

S0602.

  Review Fair Lending Policy

The Company will vote against this proposal in all markets.

S0617.

  Employ Financial Advisor to Explore Alternatives to Maximize Value

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0618.

  Seek Sale of Company/Assets

The Company will evaluate this proposal on a case-by-case basis in all markets.

HEALTH/ENVIRONMENTAL ISSUES – NON-US SHAREHOLDER PROPOSALS

S0703.

  End Production of Tobacco Products

The Company will vote against this proposal in all markets.

S0704.

  Prepare Tobacco-Related Report

The Company will vote against this proposal in all markets.

S0706.

  Avoid Support of Abortion-Related Activities

The Company will vote against this proposal in all markets.

S0708.

  Toxic Emissions

The Company will vote against this proposal in all markets.

S0709.

  Phase out Nuclear Facilities

The Company will vote against this proposal in all markets.

S0710.

  Facility Safety

The Company will vote against this proposal in all markets.

S0711.

  Nuclear Safety

The Company will vote against this proposal in all markets.

S0725.

  Weapons-Related

The Company will vote against this proposal in all markets.

S0727.

  Review Foreign Military Sales

The Company will vote against this proposal in all markets.

S0728.

  Adopt/Implement CERES Principles

The Company will vote against this proposal in all markets.

S0729.

  Review Drug Pricing or Distribution

The Company will vote against this proposal in all markets.

S0730.

  Report on Environmental Policies

The Company will vote against this proposal in all markets.

S0731.

  Community-Environment Impact

The Company will vote against this proposal in all markets.

S0732.

  Sever Links with Tobacco Industry

The Company will vote against this proposal in all markets.

S0733.

  Reduce Tobacco Harm to Health

The Company will vote against this proposal in all markets.

S0734.

  Review Tobacco Marketing

The Company will vote against this proposal in all markets.

S0735.

  Prepare Report on Health Care Reform

The Company will vote against this proposal in all markets.

S0736.

  Genetically Modified Organisms (GMO)

The Company will vote against this proposal in all markets.

S0737.

  Toxic Substances

The Company will vote against this proposal in all markets.

S0738.

  Product Safety

The Company will vote against this proposal in all markets.

S0739.

  Review Impact of Pandemics

The Company will vote against this proposal in all markets.

S0740.

  Environmental-Related Miscellaneous

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0741.

  ANWR

The Company will vote against this proposal in all markets.

S0742.

  Climate Change

The Company will vote against this proposal in all markets.

S0743.

  GHG Emissions

The Company will vote against this proposal in all markets.

S0777.

  Sustainability Report

The Company will vote against this proposal in all markets.

S0778.

  Wood Procurement

The Company will vote against this proposal in all markets.

S0779.

  Renewable Energy

The Company will vote against this proposal in all markets.

S0780.

  Energy Efficiency

The Company will vote against this proposal in all markets.

S0781.

  Recycling

The Company will vote against this proposal in all markets.

OTHER/MISCELLANEOUS ISSUES – NON-US SHAREHOLDER PROPOSALS

S0805.

  Disclose Prior Government Service

The Company will vote against this proposal in all markets.

S0806.

  Charitable Contributions

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0807.

  Political Contributions

The Company will vote for this proposal in all markets unless:

1.

The company discloses its political contributions at least biennially;

2.

The proposal seeks to limit or end political spending;

3.

The total contributions were less than $100,000 or the proposal would end all spending; or

4.

The information requested is already easily available or compliance is costly.

S0810.

  Company-Specific-Shareholder Miscellaneous

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0811.

  Adopt Sexual Orientation Anti-Bias Policy

The Company will vote against this proposal in all markets.

S0812.

  Report on EEO

The Company will vote against this proposal in all markets.

S0813.

  Miscellaneous-Tobacco-Related

The Company will evaluate this proposal on a case-by-case basis in all markets.

S0814.

  Glass Ceiling

The Company will vote against this proposal in all markets.

S0890.

  Animal Welfare

The Company will vote against this proposal in all markets.

S0891.

  Animal Testing

The Company will vote against this proposal in all markets.

S0892.

  Animal Slaughter Methods

The Company will vote against this proposal in all markets.

S0911.

  Anti-Social Proposal

The Company will vote against this proposal in all markets.

S0912.

  Adult Entertaining

The Company will vote against this proposal in all markets.

S0999.

  Social Proposal

The Company will vote against this proposal in all markets.

  THE M.D. SASS ORGANIZATION

PROXY VOTING POLICY

The Investment Advisers Act of 1940 imposes on us as an investment manager a general fiduciary responsibility to act in the best interest of our clients.

In cases where voting authority has been delegated to us, we have determined that, as a general matter, it is consistent with those responsibilities to support the management position on many issues presented for stockholder approval.  Where we believe that support for the management position conflicts with our fiduciary responsibilities to investors, or where support for the management position would materially diminish stockholder rights, we will vote against the management position.

Voting decisions will be made based on what is in the best economic interest of our clients.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our clients.  Additional considerations effecting the decision to vote for are listed below:

a.

Election of management slate of directors – consider board independence as well as long term performance of the   directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship   or if the person is a rank and file employee). A more complete definition is attached as Exhibit A.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding   themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors.  This should be considered and vote against non-independent director nominee serving on these committees.  Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards.  If retired, no more   than 5 public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic   corporate plans, impact on constituents and equity ownership of individual directors.

b.

Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the   terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put   auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20 % of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than 7 years.

c.

Cumulative voting.

d.

Profit sharing/remuneration plans.

e.

Pension/retirement plans.

f.

Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock  splits.

(i) Common stock  - support if reasonable and management provides persuasive justification.  Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.

Acquisition of property

h.

Asset restructuring

i.

Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of    grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1 % of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a   policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10 % of option shares were issued to the top 5 executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company   i.e. 75 % of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is   reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the   Company.

j.

Compensation plans and revisions thereof

(i) Base compensation  should be reasonable  - minimum necessary for retention and recruitment.

(ii) Variable compensation  - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefit to executives that   exceeds that offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees.  Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard  of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding   requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.

Increasing indebtedness within prudent limits.

l.

Anti-greenmail amendments

m.

Preemptive rights

n.

Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we   conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees   should have pension choice defined benefit vs. cash-balance plans.

o.

Fair-Price Provisions

p.

Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental   Conventions  (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard   supplier   resolutions not to do business with suppliers that use forced, child labor etc).

(ii) Reports on human rights.

(ii) MacBride Principles which deal with Northern Ireland.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and   health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or   require the Company to hire people who are unqualified for their position.  Support sexual orientation anti-bias   position. Diversity – women and minority group Board members.

(v)  Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) be Chairman of the Board.  If there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit   services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our clients:

a.

Easing standards of indemnification for directors or corporate officers.

b.

Staggered terms for directors; term limits.

c.

Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.

d.

Poison pill/anti-takeover measures that do not require submission to the Board every 3 years.

e.

Re-incorporation in the State of Delaware if intent is to protect management and directors.

f.

Elimination of waivers of preemptive rights.

g.

Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.

Fair price provisions/amendments.

i.

Granting of stock options to non-employee directors.

j.

Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens.  Vote against unless:

(i) Criteria for supporting -  Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.

Supermajority voting requirements.

l.

Board size – to be less than 5 or more than 15.

m

Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.

Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.         Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.         Anticipated financial and operating benefits.

c.

Offer price (cost vs. premium).

d.

How the deal was negotiated

e.

Changes in corporate governance and their impact on shareholder rights

f.

Impact on key constituents at both companies, including employees and communities.

EXHIBIT A

Independent Director – A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee.  A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

Vaughan Nelson Investment Management, L.P.

                                                   Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Risk Metrics Group), internal research, published information on corporate governance and experience.  The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied.  In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest.  Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm.  Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, Risk Metrics Group.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted.  These may include:  1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to Risk Metrics Group each day in order to assist with identifying upcoming proxy votes.  Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to Risk Metrics Group.  Once a “proxy analysis” is received from Risk Metrics Group the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline.  Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications.  Completed proxy analyses are voted electronically through an interface with Risk Metrics Group who then completes the actual proxy vote on Vaughan Nelson’s behalf.  All analyses with vote indications are retained.  Reports concerning votes made on behalf of an account are accessible through Risk Metrics Group.